                                                                    EXHIBIT 10.1

================================================================================

                                 $525,000,000
                               CREDIT AGREEMENT


                        DATED AS OF SEPTEMBER 30, 1997


                                     AMONG


                 PRICE COMMUNICATIONS CELLULAR HOLDINGS, INC.,


                     PRICE COMMUNICATIONS WIRELESS, INC.,
                                 as Borrower,

                          THE LENDERS LISTED HEREIN,
                                  as Lenders,

                          DLJ CAPITAL FUNDING, INC.,
                             as Syndication Agent,

                                      and

                       BANK OF MONTREAL, CHICAGO BRANCH
                            as Administrative Agent


                                 ARRANGED BY:

              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION


================================================================================

                      PRICE COMMUNICATIONS WIRELESS, INC.

                                 $525,000,000
                               CREDIT AGREEMENT

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----

Section 1.    DEFINITIONS....................................................  2
       1.1    Certain Defined Terms..........................................  2
       1.2    Accounting Terms; Utilization of GAAP for Purposes
              of Calculations Under Agreement................................ 37
       1.3    Other Definitional Provisions and Rules of Construction........ 37

Section 2.    AMOUNTS AND TERMS OF COMMITMENTS AND LOANS..................... 38
       2.1    Commitments; Making of Loans; the Register; Notes.............. 38
       2.2    Interest on the Loans.......................................... 46
       2.3    Fees........................................................... 50
       2.4 Repayments, Prepayments and Reductions in Revolving Loan Commitments; General Provisions Regarding Payments; Application
              of Proceeds of Collateral and Payments Under Guaranties........ 50
       2.5    Use of Proceeds................................................ 61
       2.6    Special Provisions Governing Eurodollar Rate Loans............. 62
       2.7    Increased Costs; Taxes; Capital Adequacy....................... 64
       2.8    Obligation of Lenders and Issuing Lenders to Mitigate;
              Replacement of Lender.......................................... 69

Section 3.    LETTERS OF CREDIT.............................................. 70
       3.1    Issuance of Letters of Credit and Lenders' Purchase
              of Participations Therein...................................... 70
       3.2    Letter of Credit Fees.......................................... 72
       3.3    Drawings and Reimbursement of Amounts Paid Under Letters of
              Credit......................................................... 73
       3.4    Obligations Absolute........................................... 76
       3.5    Indemnification; Nature of Issuing Lenders' Duties............. 77
       3.6    Increased Costs and Taxes Relating to Letters of Credit........ 78

Section 4.    CONDITIONS TO LOANS AND LETTERS OF CREDIT...................... 79
       4.1    Conditions to Term Loans and Initial Revolving Loans
              and Swing Line Loans........................................... 79
       4.2    Conditions to All Loans........................................ 86
       4.3    Conditions to Letters of Credit................................ 87


                                      (i)

                                                                            Page
                                                                            ----

Section 5.    REPRESENTATIONS AND WARRANTIES................................. 87
       5.1    Organization, Powers, Qualification, Good Standing, Business
              and Subsidiaries............................................... 87
       5.2    Authorization of Borrowing, No Conflict, Consents, etc......... 89
       5.3    Financial Condition............................................ 91
       5.4    No Material Adverse Change; No Restricted Junior Payments...... 92
       5.5    Title to Properties; Liens..................................... 92
       5.6    Litigation; Compliance with Laws; Adverse Facts................ 92
       5.7    Payment of Taxes............................................... 93
       5.8    Performance of Agreements; Materially Adverse Agreements;
              Material Contracts............................................. 93
       5.9    Governmental Regulation........................................ 93
       5.10   Securities Activities.......................................... 94
       5.11   Employee Benefit Plans......................................... 94
       5.12   Certain Fees................................................... 94
       5.13   Employee Matters............................................... 95
       5.14   Solvency....................................................... 95
       5.15   Matters Relating to Collateral................................. 95
       5.16   Related Agreements............................................. 96
       5.17   Disclosure..................................................... 97

Section 6.    AFFIRMATIVE COVENANTS.......................................... 97
       6.1    Financial Statements and Other Reports......................... 97
       6.2    Corporate Existence, etc.......................................102
       6.3    Payment of Taxes and Claims; Tax Consolidation.................103
       6.4    Maintenance of Properties; Insurance...........................103
       6.5    Inspection Rights; Lender Meeting..............................104
       6.6    Compliance with Laws, Maintenance of FCC Licenses, etc.........104
       6.7    Execution of Subsidiary Guaranty and Personal Property
              Collateral Documents by Certain Subsidiaries and
              Future Subsidiaries............................................105
       6.8    Interest Rate Protection.......................................106

Section 7.    NEGATIVE COVENANTS.............................................106
       7.1    Indebtedness...................................................106
       7.2    Liens and Related Matters......................................108
       7.3    Investments; Joint Ventures....................................109
       7.4    Contingent Obligations.........................................110
       7.5    Restricted Junior Payments.....................................111
       7.6    Financial Covenants............................................111
       7.7    Restriction on Fundamental Changes; Asset Sales and
              Acquisitions...................................................118
       7.8    Consolidated Capital Expenditures..............................121
       7.9    Restriction on Leases..........................................121
       7.10   Sales and Lease-Backs..........................................122
       7.11   Sale or Discount of Receivables................................122

                                     (ii)

                                                                            Page
                                                                            ----

       7.12   Transactions with Shareholders and Affiliates..................122
       7.13   Disposal of Subsidiary Stock...................................123
       7.14   Conduct of Business............................................123
       7.15   Amendments or Waivers of Certain Related Agreements;
              Amendments of Documents Relating to Subordinated Indebtedness;
              Designation of "Designated Senior Indebtedness"................123
       7.16   Fiscal Year....................................................124

Section 8.    EVENTS OF DEFAULT..............................................125
       8.1    Failure to Make Payments When Due..............................125
       8.2    Default in Other Agreements....................................125
       8.3    Breach of Certain Covenants....................................125
       8.4    Breach of Warranty.............................................125
       8.5    Other Defaults Under Loan Documents............................126
       8.6    Involuntary Bankruptcy; Appointment of Receiver, etc...........126
       8.7    Voluntary Bankruptcy; Appointment of Receiver, etc.............126
       8.8    Judgments and Attachments......................................127
       8.9    Dissolution....................................................127
       8.10   Employee Benefit Plans.........................................127
       8.11   Change in Control..............................................127
       8.12   Invalidity of Guaranties; Failure of Security; Repudiation of
              Obligations....................................................127
       8.13   Failure to Consummate Merger...................................128
       8.14   FCC Licenses...................................................128

Section 9.    AGENTS.........................................................129
       9.1    Appointment....................................................129
       9.2    Powers and Duties; General Immunity............................130
       9.3    Representations and Warranties; No Responsibility For
              Appraisal of Creditworthiness..................................132
       9.4    Right to Indemnity.............................................132
       9.5    Successor Agents and Swing Line Lender.........................132
       9.6    Collateral Documents and Guaranties............................133

Section 10.   MISCELLANEOUS..................................................134
       10.1   Assignments and Participations in Loans and Letters of Credit..134
       10.2   Expenses.......................................................137
       10.3   Indemnity......................................................138
       10.4   Set-Off; Security Interest in Deposit Accounts.................140
       10.5   Ratable Sharing................................................141
       10.6   Amendments and Waivers.........................................142
       10.7   Successors and Assigns.........................................143
       10.8   Notices........................................................143
       10.9   Survival of Representations, Warranties and Agreements.........143
       10.10  Failure or Indulgence Not Waiver; Remedies Cumulative..........144

                                     (iii)

                                                                            Page
                                                                            ----

       10.11  Marshalling; Payments Set Aside................................144
       10.12  Severability...................................................144
       10.13  Obligations Several; Independent Nature of Lenders' Rights.....145
       10.14  Headings.......................................................145
       10.15  Applicable Law.................................................145
       10.16  Consent to Jurisdiction and Service of Process.................145
       10.17  Waiver of Jury Trial...........................................146
       10.18  Confidentiality................................................147
       10.19  Counterparts; Effectiveness....................................147

                  Signature pages............................................S-1

                                     (iv)

                                   EXHIBITS


I                 FORM OF NOTICE OF BORROWING
II                FORM OF NOTICE OF CONVERSION/CONTINUATION
III               FORM OF NOTICE OF ISSUANCE OF LETTER OF CREDIT
IV-A              FORM OF TRANCHE A TERM NOTE
IV-B              FORM OF TRANCHE B TERM LOAN
V                 FORM OF REVOLVING NOTE
VI                FORM OF SWING LINE NOTE
VII               FORM OF COMPLIANCE CERTIFICATE
VIII-A            FORM OF OPINION OF PROSKAUER ROSE LLP
VIII-B            FORM OF OPINION OF K. PATRICK MEEHAN, ESQ.
VIII-C            FORM OF OPINION OF DAVIS WRIGHT TREMAINE LLP
IX                FORM OF OPINION OF O'MELVENY & MYERS LLP
X                 FORM OF ASSIGNMENT AGREEMENT
XI                FORM OF CERTIFICATE RE NON-BANK STATUS
XII               FORM OF FINANCIAL CONDITION CERTIFICATE
XIII              FORM OF COLLATERAL ACCOUNT AGREEMENT
XIV               FORM OF HOLDINGS GUARANTY
XV                FORM OF HOLDINGS PLEDGE AGREEMENT
XVI               FORM OF COMPANY PLEDGE AGREEMENT
XVII              FORM OF COMPANY SECURITY AGREEMENT
XVIII             FORM OF SUBSIDIARY GUARANTY
XIX               FORM OF SUBSIDIARY PLEDGE AGREEMENT
XX                FORM OF SUBSIDIARY SECURITY AGREEMENT


                                      (v)

                                   SCHEDULES


2.1           LENDERS' COMMITMENTS AND PRO RATA SHARES
4.1B          CORPORATE AND CAPITAL STRUCTURE; OWNERSHIP;
              MANAGEMENT
5.1A          JURISDICTIONS OF INCORPORATION
5.1D          SUBSIDIARIES OF HOLDINGS
5.1E          FCC LICENSES
5.2C          GOVERNMENTAL CONSENTS
5.8C          MATERIAL CONTRACTS
5.11          CERTAIN EMPLOYEE BENEFIT PLANS
7.1           CERTAIN EXISTING INDEBTEDNESS
7.2           CERTAIN EXISTING LIENS
7.3           CERTAIN EXISTING INVESTMENTS
7.4           CERTAIN EXISTING CONTINGENT OBLIGATIONS


                                     (vi)

                      PRICE COMMUNICATIONS WIRELESS, INC.


                                  $525,000,000
                                CREDIT AGREEMENT


          This CREDIT AGREEMENT is dated as of September 30, 1997 and entered into by and among PRICE COMMUNICATIONS CELLULAR HOLDINGS, INC., a Delaware corporation, PRICE COMMUNICATIONS WIRELESS, INC., a Delaware corporation, THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as "LENDERS"), DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, as arranger for Lenders (in such capacity, the "ARRANGER"), DLJ CAPITAL FUNDING, INC. ("DLJ"), as syndication agent for Lenders (in such capacity, the "SYNDICATION AGENT"), BANK OF MONTREAL, CHICAGO BRANCH ("BMO"), as administrative agent for Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and CORESTATES BANK, N.A., as documentation agent for Lenders (in capacity, the "DOCUMENTATION AGENT").


                                R E C I T A L S
                                ---------------

          WHEREAS, Intermediary Holdings (this and other capitalized terms used in these recitals without definition being used as defined in subsection 1.1), Holdings and Merger Sub have been formed by PCC for the purpose of acquiring all of the Palmer Shares;

          WHEREAS, on July 10, 1997, Company issued $175,000,000 of Subordinated Notes and on August 11, 1997, Holdings issued $153,400,000 of Holding Discount Notes;

          WHEREAS, on or before the Closing Date, PCC shall contribute or shall cause to be contributed $80,000,000 to Company in the form of cash or common stock of Palmer (valued at $17.50 per share) as common equity;

          WHEREAS, on or before the Closing Date, Palmer will complete the sale of the Fort Myers MSA Cellular System for net cash proceeds of approximately $166,300,000 of Fort Myers Sale Proceeds;

          WHEREAS, on the Closing Date, (i) Merger Sub will purchase all of the Palmer Shares (other than Pre-Merger Acquired Palmer Shares) for the Purchase Price pursuant to the Merger Agreement, (ii) all issued and outstanding Palmer Class A Shares and Palmer Class B Shares not issued to and held by PCC or any of its Subsidiaries shall be converted into the right to receive cash payments in an amount not to exceed $17.50 per share, (iii) all options for the issuance of or conversion to Palmer Class A Shares under any stock option or stock purchase plan of Palmer shall be terminated and the holders of such options shall receive cash payments determined in accordance to the Merger Agreement, and (iv) immediately upon the consummation of the Merger, Merger Sub will be merged with and into Palmer pursuant to the Merger Agreement, with Palmer being the surviving corporation in the Merger, and concurrently with or subsequent to such Merger such surviving corporation shall change its name to "Price Communications Wireless, Inc." in connection therewith;

          WHEREAS, Lenders have agreed to extend certain credit facilities to Company, the proceeds of which will be used, together with the proceeds of the issuance and sale of the Subordinated Notes, a portion of the proceeds of the Holdings Discount Notes contributed by Holdings to Company, the proceeds of the issuance for cash of Company Common Stock to Holdings (and/or the contribution of the Pre-Merger Acquired Palmer Shares) and the proceeds from the sale by Palmer of the Fort Myers MSA Cellular System, each as described above, (i) to pay the Purchase Price for the Palmer Shares (other than Pre-Merger Acquired Palmer Shares), (ii) to refinance all outstanding Indebtedness of Palmer and its Subsidiaries, (iii) to pay Transaction Costs, and (iv) to provide financing for working capital and other general corporate purposes of Company and its Subsidiaries;

          WHEREAS, Company desires to secure all of the Obligations hereunder and under the other Loan Documents by granting to Administrative Agent, on behalf of Lenders, a First Priority Lien on substantially all of its personal property, including without limitation a pledge of all of the capital stock of each of its Subsidiaries; and

          WHEREAS, Holdings and all of the Subsidiaries of Company have agreed to guarantee the Obligations hereunder and under the other Loan Documents and to secure their guaranties by granting to Administrative Agent, on behalf of Lenders, a First Priority Lien on substantially all of their respective personal property, including without limitation a pledge of all of the capital stock of each of their respective Subsidiaries:

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Holdings, Company, Lenders and Agents agree as follows:


SECTION 1.  DEFINITIONS

1.1  CERTAIN DEFINED TERMS.
     ---------------------

          The following terms used in this Agreement shall have the following meanings:

          "ACQUIRING SUBSIDIARY" means a Subsidiary of Company consummating a Permitted Acquisition.

          "ADJUSTED EURODOLLAR RATE" means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate Loan, the rate per annum (rounded upwards, if necessary, to the nearest integral multiple of the number of decimal points displayed on Telerate Page 3750, or any successor or similar service, or if neither such Telerate Page 3750 nor any successor or similar service is available and such rate is determined using Reference Lenders, one one-hundredth of one percent (1/100%)) equal to (i) the average of the offered quotations appearing on Telerate Page 3750 (or if such Telerate Page shall not be available, any successor or similar service as may be selected by Administrative Agent and Company) as of 11:00 a.m. (London time) (or as soon thereafter as practicable) two (2) Business Days prior to the beginning of such Interest Period for such Eurodollar Rate Loan, or (ii) if neither such Telerate Page 3750 nor any successor or similar service is available, then the rate per annum obtained by dividing (x) the arithmetic average of the quotation by each
                  --------
Reference Lender (notified to Administrative Agent by such Reference Lender) of the rate of interest per annum at which deposits in Dollars in immediately available funds are offered to such Reference Lender two (2) Business Days prior to the beginning of such Interest Period by first class banks in the London interbank market as of approximately 9:00 A.M. (Chicago time) for delivery on such Interest Rate Determination Date, in each case for a period equal to such Interest Period an in an amount equal to the proposed Eurodollar Rate Loan of such Reference Lender to which such Interest Period relates, by (ii) a
                                                             --
percentage equal to 100% minus the stated maximum rate of all reserve
                         -----
requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable on such Interest Rate Determination Date to any member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" as defined in Regulation D (or any successor category of liabilities under Regulation D); provided that if any Reference
                                             --------
Lender fails to provide Administrative Agent with its aforementioned quotation then the Adjusted Eurodollar Rate shall be determined based on the quotation provided to Administrative Agent by the other Reference Lender(s).

          "ADMINISTRATIVE AGENT" has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Administrative Agent appointed pursuant to subsection 9.5A.

          "AFFECTED LENDER" has the meaning assigned to that term in subsection 2.6C.

          "AFFILIATE", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise; provided, however, that in no event shall Arranger,
                          --------  -------
any Agent or any Lender be deemed to be an Affiliate of Company for purposes of any Loan Document.

          "AGENTS" means, collectively, the Syndication Agent and the Administrative Agent, and also means and includes any successor Syndication Agent or Administrative Agent, as the case may be, appointed pursuant to subsection 9.5A, and each is individually referred to as an "AGENT".

          "AGREEMENT" means this Credit Agreement dated as of September 30, 1997, as it may be amended, supplemented or otherwise modified from time to time.

          "APPLICABLE TRANCHE A BASE RATE MARGIN" means, as of any date of determination, a percentage per annum as set forth below opposite the applicable Consolidated Leverage Ratio:

  CONSOLIDATED LEVERAGE RATIO      APPLICABLE TRANCHE A BASE RATE MARGIN
  -------------------------------  -------------------------------------

       greater than 8:00:1.00                     1.50%

less than or equal to 8.00:1.00                   1.25%
       but greater than 7.00:1.00

less than or equal to 7.00:1.00                   1.00%
       but greater than 6.00:1.00

less than or equal to 6.00:1.00                   0.75%
       but greater than 5.00:1.00

less than or equal to 5.00:1.00                   0.50%
       but greater than 4.00:1.00

less than or equal to 4.00:1.00                   0.25%

; provided that for the first six months after the Closing Date, the Applicable
  --------
Tranche A Base Rate Margin shall be 1.50% per annum.

          "APPLICABLE TRANCHE B BASE RATE MARGIN" means, as of any date of determination, a percentage per annum as set forth below opposite the applicable Consolidated Leverage Ratio:

  CONSOLIDATED LEVERAGE RATIO      APPLICABLE TRANCHE B BASE RATE MARGIN
  -------------------------------  -------------------------------------
       greater than 8:00:1.00                     1.75%

less than or equal to 8.00:1.00                   1.50%
       but greater than 7.00:1.00

less than or equal to 7.00:1.00                   1.25%

; provided that for the first six months after the Closing Date, the Applicable
  --------
Tranche B Base Rate Margin shall be 1.75% per annum.

          "APPLICABLE TRANCHE A EURODOLLAR MARGIN" means, as of any date of determination, a percentage per annum as set forth below opposite the applicable Consolidated Leverage Ratio:


  CONSOLIDATED LEVERAGE RATIO      APPLICABLE TRANCHE A EURODOLLAR RATE MARGIN
  -------------------------------  -------------------------------------------

       greater than 8:00:1.00                       2.50%

  less than or equal to 8.00:1.00                   2.25%
       but greater than 7.00:1.00

  less than or equal to 7.00:1.00                   2.00%
       but greater than 6.00:1.00

  less than or equal to 6.00:1.00                   1.75%
       but greater than 5.00:1.00

  less than or equal to 5.00:1.00                   1.50%
       but greater than 4.00:1.00

  less than or equal to 4.00:1.00                   1.25%

; provided that for the first six months after the Closing Date, the Applicable
  --------
Tranche A Eurodollar Margin shall be 2.50% per annum.

          "APPLICABLE TRANCHE B EURODOLLAR MARGIN" means, as of any date of determination, a percentage per annum as set forth below opposite the applicable Consolidated Leverage Ratio:

  CONSOLIDATED LEVERAGE RATIO      APPLICABLE TRANCHE B EURODOLLAR RATE MARGIN
  -------------------------------  -------------------------------------------

       greater than 8:00:1.00                       2.75%

  less than or equal to 8.00:1.00                   2.50%
       but greater than 7.00:1.00

  less than or equal to 7.00:1.00                   2.25%

; provided that for the first six months after the Closing Date, the Applicable
  --------
Tranche B Eurodollar Margin shall be 2.75% per annum.

          "ARRANGER" has the meaning assigned to that term in the introduction to this Agreement.

          "ASSET SALE" means any sale by Company or any of its Subsidiaries to any Person other than Company or any of its Intercompany Subsidiaries of (i) any of the stock of any of Company's Subsidiaries, (ii) substantially all of the assets of any division or line of business of Company or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of Company or any of its Subsidiaries (other than (a) inventory sold or otherwise disposed in the ordinary course of business; (b) assets sold or otherwise disposed in the ordinary course of business; provided that such asset sales may
                                             --------
be excluded from the definition of "Asset Sale" only if the Net Asset Sale Proceeds from such asset sale are reinvested or committed to be reinvested by Company or its Subsidiaries in similar assets within 180 days after the date of the receipt of the consideration in respect of such asset sale and are so reinvested as soon as practicable after receipt of any required consents or approvals from the FCC and, in any event, not later than 360 days after such receipt of such proceeds; provided further that the sale, transfer or other
                          -------- -------
disposition of any Cellular System owned and/or operated by Company or any of its Subsidiaries shall not be excluded from the definition of "Asset Sale" under this clause (b); (c) sales of obsolete or worn-out assets in the ordinary course of business; (d) any such other assets to the extent that the aggregate value of such assets sold in any single transaction or related series of transactions is equal to $200,000 or less; and (e) the sale of the Fort Myers MSA Cellular System pursuant to the Fort Myers Sale Agreement).

          "ASSIGNMENT AGREEMENT" means an Assignment Agreement in substantially the form of Exhibit X annexed hereto.
            ---------

          "ASSUMED PERMITTED ACQUISITION INDEBTEDNESS" means the existing Indebtedness of a Cellular System assumed in connection with a Permitted Acquisition; provided that (i) such Indebtedness was not incurred by such
             --------
Cellular System or the Person owning and/or operating such Cellular System in connection with or for the purpose of financing such Permitted Acquisition, (ii) such Indebtedness is unsecured, (iii) such Indebtedness is assumed solely by an Acquiring Subsidiary, and (iv) under the terms of such Indebtedness and pursuant to applicable laws, no recourse may be had for the payment of principal, interest or premium with respect to such Indebtedness or for any claim based thereon against the Company or any of its Subsidiaries (other than such Acquiring Subsidiary) or any of their respective properties or assets.

          "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

          "BASE RATE" means, at any time, the higher of (x) the Prime Rate or
(y) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate.

          "BASE RATE LOANS" means Loans bearing interest at rates determined by reference to the Base Rate as provided in subsection 2.2A.

          "BMo" has the meaning assigned to that term in the introduction to this Agreement.

          "BUSINESS DAY" means (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institu tions located in such state are authorized or required by law or other governmental action to close, and (ii) with respect to all notices, determinations, fundings and pay ments in connection with the Adjusted Eurodollar Rate or any Eurodollar Rate Loans, any day that is a Business Day described in clause (i) above and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

          "CAPITAL LEASE", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

          "CASH" means money, currency or a credit balance in a Deposit Account.

          "CASH EQUIVALENTS" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("MOODY'S"); (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (v) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's.

          "CELLULAR SYSTEM" means a public cellular mobile radio telecommunications system that is or will be constructed and operated in an MSA or an RSA in the United States of America.

          "CERTIFICATE RE NON-BANK STATUS" means a certificate substantially in the form of Exhibit XI annexed hereto delivered by a Lender to Administrative
            ----------
Agent pursuant to subsection 2.7B(iii).

          "CHANGE OF CONTROL" means (i) any sale, transfer or other conveyance, whether direct or indirect, of a majority of the fair market value of the assets of Company or Holdings, on a consolidated basis, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction, any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), other than an Excluded Person or Excluded Group, is or becomes the "beneficial owner" (as such term is used in Rule 13d-3 promulgated pursuant to the Exchange Act), directly or indirectly, of more than 30% of the equity of the transferee, (ii) any person or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), other than an Excluded Person or Excluded Group, is or becomes the "beneficial owner" (as such term is used in Rule 13d-3 promulgated pursuant to the Exchange Act), directly or indirectly, of (x) more than 30% of the equity of Company or Holdings then outstanding normally entitled to vote in elections of directors and (y) a higher percentage of the aggregate ordinary voting power of Company or Holdings than is represented by the Excluded Group, (iii) during any period of 12 consecutive months after the date hereof, individuals who at the beginning of any such 12-month period constituted the Board of Directors of Company or Holdings (together with any new directors whose election by such Board or whose nomination for election by the shareholders of Company or Holdings was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Company or Holdings then in office, (iv) Price and his family shall fail to own, whether directly or indirectly, 10% of the outstanding voting stock of Holdings, (v) Holdings shall fail to own 100% of the outstanding capital stock of Company, or (vi) the occurrence of a "Change of Control" under either or both of the Subordinated Note Indenture or the Holdings Discount Note Indenture. Notwithstanding anything in the foregoing to the contrary the following transactions shall not constitute a "Change of Control": (x) the Merger, (y) any corporate reorganization of PCC, and (z) any merger of PCC and PriCellular.

          "CLASS" means, as applied to Lenders, each of the following two classes of Lenders: (i) Lenders having Tranche A Term Loan Exposure and/or Revolving Loan Exposure (taken together as a single class) and (ii) Lenders having Tranche B Term Loan Exposure.

          "CLOSING DATE" means the date on or before October 15, 1997, on which the initial Loans are made.

          "COLLATERAL" means, collectively, all of the personal property (including capital stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

          "COLLATERAL ACCOUNT" has the meaning assigned to that term in the Collateral Account Agreement.

          "COLLATERAL ACCOUNT AGREEMENT" means the Collateral Account Agreement executed and delivered by Company and Administrative Agent on the Closing Date, substantially in the form of Exhibit XIII annexed hereto, as such Collateral
                             ------------
Account Agreement may hereafter be amended, supplemented or otherwise modified from time to time.

          "COLLATERAL DOCUMENTS" means the Collateral Account Agreement, the Holdings Pledge Agreement, the Company Pledge Agreement, the Company Security Agreement, the Subsidiary Pledge Agreements, the Subsidiary Security Agreements and all other instruments or documents delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to Administrative Agent, on behalf of Lenders, a First Priority Lien on any personal property of that Loan Party as security for the Obligations.

          "COMMITMENTS" means the commitments of Lenders to make Loans as set forth in subsection 2.1A.

          "COMMUNICATIONS ACT" means the Communications Act of 1934, and any similar or successor federal statute, and the written rules, regulations, orders, decisions and policies of the FCC thereunder, all as the same may be in effect from time to time.

          "COMMUNICATIONS REGULATORY AUTHORITY" means the FCC, any State PUC and any future federal or state communications regulatory commission, agency, department, board or authority.

          "COMPANY" means (i) prior to the consummation of the Merger, Merger Sub, and (ii) after the consummation of the Merger, Palmer as the surviving corporation in the Merger, which surviving corporation shall change its name to "Price Communications Wireless, Inc." concurrently with or subsequent to the Merger, in each case, a wholly-owned Subsidiary of Holdings.

          "COMPANY COMMON STOCK" means common stock of Company, par value $0.01 per share.

          "COMPANY PLEDGE AGREEMENT" means the Company Pledge Agreement executed and delivered by Company on the Closing Date, substantially in the form of

Exhibit XVI annexed hereto, as such Company Pledge Agreement may thereafter be
-----------
amended, supplemented or otherwise modified from time to time.

          "COMPANY SECURITY AGREEMENT" means the Company Security Agreement executed and delivered by Company on the Closing Date, substantially in the form of Exhibit
   -------

XVII annexed hereto, as such Company Security Agreement may thereafter be
----
amended, supplemented or otherwise modified from time to time.

          "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of Exhibit VII annexed hereto delivered to Administrative Agent and Lenders by
   -----------
Company pursuant to subsection 6.1(iii).

          "CONFIDENTIAL INFORMATION MEMORANDUM" means that certain Confidential Senior Secured Credit Facilities Syndication Memorandum relating to Company dated June 1997.

          "CONSOLIDATED ADJUSTED EBITDA" means, for any period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) to the extent deducted in calculating Consolidated Net Income, (w) Consolidated Interest Expense, (x) provisions for taxes based on income, (y) total depreciation expense, and (z) total amortization expense, and (iii) other non-cash items reducing Consolidated Net Income less other non-cash items increasing
                                 ----
Consolidated Net Income, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP.

          "CONSOLIDATED ANNUALIZED EBITDA" means, as at any date of determination, the product of (x) Consolidated Adjusted EBITDA for the two consecutive Fiscal Quarter period immediately preceding the date of determination multiplied by (y) two (2); provided, however, that for the period
              -------------              --------  -------
ending December 31, 1997, Consolidated Annualized EBITDA shall be the product of
(x) the sum of (i) the Consolidated Adjusted EBITDA of Palmer and its Subsidiaries from July 1, 1997 through the Closing Date plus (ii) the
                                                        ----
Consolidated Adjusted EBITDA of Company and its Subsidiaries from the Closing Date through December 31, 1997 multiplied by (y) two (2); provided further that
                               ---------- --              -------- -------
in each case Consolidated Annualized EBITDA shall exclude the contribution to such amounts of the Fort Myers MSA Cellular System.

          "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the sum of
(i) the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Company and its Subsidiaries) by Company and its Subsidiaries during that period that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Company and its Subsidiaries (excluding any addition arising from expenditures of insurance proceeds in respect of lost, destroyed or damaged assets, equipment or other property to the extent such proceeds are spent on the replacement or repair of such assets, equipment or other property within 180 days of receipt of such proceeds) plus (ii) to the extent not covered by clause
                                  ----
(i) of this definition, the aggregate of all expenditures by Company and its Subsidiaries during that period (a) to purchase or develop computer software or systems (but only to the extent such expenditures are capitalized on the consolidated balance sheet of Company and its Subsidiaries in conformity with
GAAP) or (b) to acquire (by purchase or otherwise) the business, property or fixed assets of any Person, or the stock or other evidence of beneficial ownership of any Person that, as a result of such acquisition, becomes a Subsidiary of Company (other than any Permitted Acquisition permitted under subsection 7.7(iii)).

          "CONSOLIDATED CASH INTEREST EXPENSE" means, for any period, Consolidated Interest Expense for such period excluding, however, any interest
                                              ---------  -------
expense not payable in Cash (including amortization of discount and amortization of debt issuance costs).

          "CONSOLIDATED EXCESS CASH FLOW" means, for any period, an amount (if positive) equal to (i) the sum, without duplication, of the amounts for such period of Consolidated Adjusted EBITDA minus (ii) the sum, without duplication,
                                       -----
of the amounts for such period of (a) voluntary and scheduled repayments of Consolidated Total Debt (excluding repayments of Revolving Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayments), (b) Consolidated Capital Expenditures (without duplication, net of any proceeds of any related financings with respect to such expenditures), (c) Consolidated Interest Expense, (d) the provision for current taxes based on income of Company and its Subsidiaries and payable in cash with respect to such period, (e) Restricted Junior Payments made to Holdings and described in subsection 7.5(ii), (f) Investments made which are described in subsections 7.3(vi)-(viii), and (g) extraordinary cash expenses of Company and its Subsidiaries made during such period but not deducted in calculating Consolidated Adjusted EBITDA.

          "CONSOLIDATED FIXED CHARGES" means, for any period, the sum (without duplication) of the amounts for such period of (i) Consolidated Interest Expense, (ii) provisions for taxes based on income, (iii) scheduled principal payments made in respect of Consolidated Total Debt, (iv) Consolidated Capital Expenditures and (v) Restricted Junior Payments made to Holdings and described in subsection 7.5(ii)(b), all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP.

          "CONSOLIDATED INTEREST EXPENSE" means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements, but excluding, however, any amounts referred to in subsection 2.3 payable to Arranger, Agents and Lenders on or before the Closing Date.

          "CONSOLIDATED LEVERAGE RATIO" means, as at any date of determination, the ratio of (x) Consolidated Total Debt as of the last day of the Fiscal Quarter immediately preceding the Fiscal Quarter in which such date of determination occurs to (y) Consolidated Annualized EBITDA for the period ending on such date.

          "CONSOLIDATED NET INCOME" means, for any period, the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided
                                                                        --------
that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or that Person's assets are acquired by Company or any of its Subsidiaries, (iii) the income of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, and (v) (to the extent not included in clauses (i) through (iv) above) any net extraordinary gains or net non-cash extraordinary losses.

          "CONSOLIDATED RENTAL PAYMENTS" means, for any period, the aggregate amount of all rents paid or payable by Company and its Subsidiaries on a consolidated basis during that period under all Capital Leases and Operating Leases to which Company or any of its Subsidiaries is a party as lessee.

          "CONSOLIDATED TOTAL DEBT" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

          "CONTINGENT OBLIGATION", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebted ness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (iii) with respect to net obligations under Hedge Agreements. Contingent Obligations shall include, without limitation, (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (Y) to main tain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

          "CONTRACTUAL OBLIGATION", as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

          "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party.

          "DEFAULTED ADVANCE" means, with respect to any Lender at any time, the amount of any Loan required to have been made by such Lender pursuant to subsection 2.1 that has not been so made by such Lender or by Administrative Agent on its behalf. In the event that a portion of a Defaulted Advance shall be deemed made pursuant to subsection 2.1C, the remaining portion of such Defaulted Advance shall continue to be considered a Defaulted Advance. To the extent any portion of a Loan made by Administrative Agent on a Lender's behalf is not fully repaid by such Lender by the close of the Business Day following the making of such Loan and Administrative Agent thereafter exercises its right pursuant to subsection 2.1C to require repayment of such advance by Company, then effective at the time of such repayment by Company, a Defaulted Advance shall arise equal to the amount of such repayment.

          "DEFAULTING LENDER" means, at any time, any Lender that, at such time, owes a Defaulted Advance.

          "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

          "DLJ" has the meaning assigned to that term in the introduction to this Agreement.

          "DOLLARS" and the sign "$" mean the lawful money of the United States of America.

          "ELIGIBLE ASSIGNEE" means (A) (i) a commercial bank organized under the laws of the United States or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof;

provided that (x) such bank is acting through a branch or agency located in the
--------
United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iv) insurance companies, mutual funds, lease financing companies and investment funds which (x) in the case of assignments of Revolving Loan Commitments, extend credit as one of their businesses or (y) in the case of assignments of Term Loans, buy loans as one of their businesses, and any Related Funds; and (B) any Lender and any Affiliate of any Lender; provided that no Affiliate of Company shall be an Eligible
            --------
Assignee.

          "EMPLOYEE BENEFIT PLAN" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is or was maintained or contributed to by Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

          "ERISA AFFILIATE" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of
Section 414(b) of the Internal Revenue Code of which that Person is a member;
(ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of Company or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of Company or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Company or such Subsidiary and with respect to liabilities arising after such period for which Company or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

          "ERISA EVENT" means (i) a "reportable event" within the meaning of
Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which reasonably might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by Company, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA;
(viii) the occurrence of an act or omission which could give rise to the imposition on Company, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (l), or
Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Company, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under
Section 501(a) of the Internal Revenue Code; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

          "ESCROWED DEBT SECURITIES PROCEEDS" means (i) the net proceeds from the sale of the Subordinated Notes and (ii) the approximately $48,300,000 in net proceeds from the sale of the Holdings Discount Notes, in each case deposited in the accounts referred to in the Subordinated Note Indenture and the Holdings Discount Note Indenture, respectively.

          "EURODOLLAR RATE LOANS" means Loans bearing interest at rates determined by reference to the Adjusted Eurodollar Rate as provided in subsection 2.2A.

          "EVENT OF DEFAULT" means each of the events set forth in Section 8.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

          "EXCLUDED GROUP" means a "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that includes one or more Excluded Persons; provided that the voting power of the capital stock of Company or Holdings
--------
"beneficially owned" (as such term is used in Rule 13d-3 promulgated under the Exchange Act) by such Excluded Persons (without attribution to such Excluded Persons of the ownership by other members of the "group") represents a majority of the voting power of the capital stock "beneficially owned" (as such term is used in Rule 13d-3 promulgated under the Exchange Act) by such group.

          "EXCLUDED NET DEBT PROCEEDS" means the cash proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including without limitation reasonable legal fees and expenses, from the issuance of any Qualified Holdings Debt Securities after the Closing Date and applied to the redemption, repayment or repurchase of the Holdings Discount Notes or any Refinancing thereof.

          "EXCLUDED NET EQUITY PROCEEDS" means the cash proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including without limitation reasonable legal fees and expenses, from the issuance of any Qualified Holdings Equity Securities after the Closing Date and applied to the redemption, repayment or repurchase of the Holdings Discount Notes or any Refinancing thereof.

          "EXCLUDED PERSON" means members of the Price family who owned capital stock of Holdings or PCC on the date hereof or any direct descendant of Price and any Affiliate of any of the foregoing that is wholly-owned by one of the foregoing.

          "EXISTING CELLULAR SYSTEM" means any Cellular System owned and operated by Company and its Subsidiaries as of the Closing Date after giving effect to the Merger.

          "EXISTING CREDIT AGREEMENT" means that certain Third Amended and Restated Loan Agreement, dated as of December 1, 1995, by and among Palmer, the financial institutions listed therein, CoreStates Bank, N.A., NationsBank of Texas, N.A. and NatWest Bank N.A., as co-agents, PNC Bank, National Association, as administrative agent, The Toronto-Dominion Bank, as documentation agent, and Toronto Dominion (Texas), Inc., as collateral agent, as amended prior to the Closing Date.

          "FACILITIES" means any and all real property (including, without limitation, all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Company or any of its Subsidiaries or any of their respective predecessors or Affiliates.

          "FCC" means the Federal Communications Commission, or any other similar or successor agency or entity of the federal government performing substantially the same functions.

          "FCC FORT MYERS CONSENT" means all required FCC consents, approvals, permits, related authorizations and waivers with respect to the transfer or assignment of the FCC Licenses used in connection with the Fort Myers MSA Cellular System in connection with the sale of the Fort Myers MSA Cellular System pursuant to the Fort Myers Sale Agreement, all in form and substance reasonably satisfactory to Arranger, Agents and Lenders.

          "FCC LICENSE" means any cellular telecommunications, microwave, personal communications or other related license, authorization, designation (including a designation as a tentative selectee by the FCC), certificate, franchise, consent, approval or permit granted or issued by the FCC to a Person for the purposes of owning, controlling, constructing and/or operating any Cellular System.

          "FCC LICENSE SUBSIDIARY APPLICATIONS" has the meaning assigned to such term in subsection 4.1G(ii).

          "FCC MERGER CONSENT" means all required FCC consents, approvals, permits, related authorizations and waivers with respect to the transfer or assignment of the FCC Licenses held by Palmer or any of its Subsidiaries to Company and its Subsidiaries in connection with the Merger, or otherwise used in connection with the Existing Cellular Systems, all in form and substance reasonably satisfactory to Arranger, Agents and Lenders.

          "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "FINAL ORDER" means, as of any date of determination with respect to any written action or consent by the FCC, such written action or consent which shall have been obtained and (i) which shall not have been reversed, stayed, enjoined, annulled or suspended and (ii) for which the time for filing a request for administrative or judicial relief or for instituting administrative review thereof sua sponte shall have expired without any such filing having been made
        --- ------
or notice of such review having been issued, or, in the event of such filing or review sua sponte, such filing or review sua sponte shall have been disposed of
       --- ------                        --- ------
favorably to confirmation of such written action or the grant of such consent and the time for seeking further relief with respect thereto shall have expired without any request for such further relief having been filed.

          "FINANCIAL PLAN" has the meaning assigned to that term in subsection 6.1(xii).

          "FIRST PRIORITY" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that (i) such Lien has priority over any other Lien on such Collateral (other than Liens permitted pursuant to subsection 7.2) and (ii) such Lien is the only Lien (other than Permitted Encumbrances and Liens permitted pursuant to subsection 7.2) to which such Collateral is subject.

         "FISCAL QUARTER" means a fiscal quarter of any Fiscal Year.

         "FISCAL YEAR" means the fiscal year of Company and its Subsidiaries ending on December 31 of each calendar year.

         "FORT MYERS MSA CELLULAR SYSTEM" means the Fort Myers, Florida, MSA Cellular System, call sign KNKA598.

          "FORT MYERS SALE AGREEMENT" means that certain agreement, dated as of June 13, 1997, by and between Palmer and Wireless One, Inc. relating to the sale of the Fort Myers MSA Cellular System.

          "FORT MYERS SALE PROCEEDS" means the net cash proceeds in an amount not less than $166,300,000 from the sale by Palmer of the Fort Myers MSA Cellular System.

          "FUNDING AND PAYMENT OFFICE" means (i) the office of Administrative Agent and Swing Line Lender located at 115 South LaSalle Street, Chicago, Illinois 60603 or (ii) such other office of Administrative Agent and Swing Line Lender in Chicago or New York as may from time to time hereafter be designated as such in a written notice delivered by Administrative Agent and Swing Line Lender to Company and each Lender.

          "FUNDING DATE" means the date of the funding of a Loan.

          "GAAP" means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

          "GOVERNMENTAL AUTHORIZATION" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court, including without limitation any FCC License and any approval, license, permit, consent, filing or registration under the Communications Act, necessary in order to enable Company and its Subsidiaries to own, construct, maintain and operate Cellular Systems and to invest in other Persons who own, construct, maintain and operate Cellular Systems.

          "GUARANTIES" means the Holdings Guaranty and the Subsidiary Guaranty.

          "HEDGE AGREEMENT" means an Interest Rate Agreement or a Currency Agreement designed to hedge against fluctuations in interest rates or currency values, respectively.

          "HOLDINGS" means Price Communications Cellular Holdings, Inc., a Delaware corporation and a direct wholly-owned Subsidiary of Intermediary Holdings.

          "HOLDINGS COMMON STOCK" means the common stock of Holdings, par value $0.01 per share.

          "HOLDINGS DISCOUNT NOTE INDENTURE" means that certain Indenture, dated as of August 11, 1997, by and among PCC, Holdings and Bank of Montreal Trust Company, as trustee, as such indenture may be amended from time to time to the extent permitted under subsection 7.15D.

          "HOLDINGS DISCOUNT NOTES" means the $153,400,000 in aggregate principal amount at maturity of 13 1/2% senior secured discount notes due 2007 of Holdings issued pursuant to the Holdings Discount Note Indenture for gross proceeds of approximately $80,000,000.

          "HOLDINGS GUARANTY" means the Holdings Guaranty executed and delivered by Holdings on the Closing Date, substantially in the form of Exhibit XIV
                                                              -----------
annexed hereto, as such Holdings Guaranty may thereafter be amended, supplemented or otherwise modified from time to time.

          "HOLDINGS PLEDGE AGREEMENT" means the Holdings Pledge Agreement executed and delivered by Holdings on the Closing Date, substantially in the form of Exhibit XV annexed hereto, as such Holdings Pledge Agreement may
        ----------
thereafter be amended, supplemented or otherwise modified from time to time.

          "INCURRED PERMITTED ACQUISITION INDEBTEDNESS" means Indebtedness incurred in connection with a Permitted Acquisition; provided that (i) such
                                                     --------
Indebtedness is incurred solely by an Acquiring Subsidiary, and (ii) under the terms of such Indebtedness and pursuant to applicable laws, no recourse may be had for the payment of principal, interest or premium with respect to such Indebtedness or for any claim based thereon against the Company or any of its Subsidiaries (other than such Acquiring Subsidiary) or any of their respective properties or assets.

          "INDEBTEDNESS", as applied to any Person, means, without duplication,
(i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money (excluding notes and drafts evidencing payment of trade accounts in the ordinary course of business), (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA and trade accounts payable and accrued obligations incurred in the ordinary course of business), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument, and
(v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person. Obligations under Interest Rate Agreements and Currency Agreements constitute
(X) in the case of Hedge Agreements, Contingent Obligations, and (Y) in all other cases, Investments, and in neither case constitute Indebtedness.

           "INDEMNITEE" has the meaning assigned to that term in subsection
10.3.

          "INTELLECTUAL PROPERTY" means all patents, trademarks, tradenames, copyrights, technology, know-how and processes used in or necessary for the conduct of the business of Company and its Subsidiaries as currently conducted that are material to the condition (financial or otherwise), business or operations of Company and its Subsidiaries, taken as a whole.

          "INTERCOMPANY SUBSIDIARY" means any Subsidiary of Company of which not less than 80% of the ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by Company or any of its Subsidiaries or a combination thereof; provided that
                                                                --------
the definition of "Intercompany Subsidiaries" includes all of the Subsidiaries of Palmer listed on Schedule 5.1D annexed hereto as of the Closing Date.
                    -------------

          "INTEREST PAYMENT DATE" means (i) with respect to any Base Rate Loan, each March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Closing Date, and (ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided that, in the case of each Interest Period of longer than
           --------
three months, "Interest Payment Date" shall also include each date that is three months, or an integral multiple thereof, after the commencement of such Interest Period.

          "INTEREST PERIOD" has the meaning assigned to that term in subsection 2.2B.

          "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party.

          "INTEREST RATE DETERMINATION DATE" means, with respect to any Interest Period, the second Business Day prior to the first day of such Interest Period.

          "INTERMEDIARY HOLDINGS" means Price Communications Cellular Inc., a Delaware corporation and a direct wholly-owned Subsidiary of PCC.

          "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

          "INVESTMENT" means (i) any direct or indirect purchase or other acquisition by Company or any of its Subsidiaries of, or of a beneficial interest in, any Securities of any other Person (other than a Person that prior to such purchase or acquisition was a wholly-owned Subsidiary of Company), (ii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contri bution by Company or any of its Subsidiaries to any other Person (other than a wholly-owned Subsidiary of Company), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business, or (iii) Interest Rate Agreements or Currency Agreements not constituting Hedge Agreements. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

          "ISSUING LENDER" means, with respect to any Letter of Credit, the Lender which agrees or is otherwise obligated to issue such Letter of Credit, determined as provided in subsection 3.1B(ii).

          "JOINT VENTURE" means a joint venture, partnership or other similar arrange ment, whether in corporate, partnership or other legal form; provided
                                                                     --------
that in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

          "LENDER" and "LENDERS" means the persons identified as "Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 10.1, and the term "Lenders" shall include Swing Line Lender unless the context otherwise requires; provided that
                                                                 --------
the term "Lenders", when used in the context of a particular Commitment, shall mean Lenders having that Commitment.

          "LETTER OF CREDIT" or "LETTERS OF CREDIT" means Standby Letters of Credit issued or to be issued by Issuing Lenders for the account of Company pursuant to subsection 3.1.

          "LETTER OF CREDIT USAGE" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding plus
                                                                          ----
(ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Lenders and not theretofore reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B).

          "LICENSE SUBSIDIARIES" means any direct or indirect special purpose Subsidiary of Holdings or Company which holds, or is created or acquired to hold, the Principal FCC Licenses relating to the Existing Cellular Systems and any Cellular Systems acquired in a Permitted Acquisition and any assignment of license of the CELLULAR ONE mark.

          "LIEN" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title reten tion agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

          "LOAN" or "LOANS" means one or more of the Tranche A Term Loans, Tranche B Term Loans, Revolving Loans or Swing Line Loans or any combination thereof.

          "LOAN DOCUMENTS" means this Agreement, the Notes, the Letters of Credit (and any applications for, or reimbursement agreements or other documents or certificates executed by Company in favor of an Issuing Lender relating to, the Letters of Credit), the Guaranties and the Collateral Documents.

          "LOAN PARTY" means each of Holdings, Company, any of Company's Subsidiaries from time to time executing a Loan Document and Palmer, and "LOAN PARTIES" means all such Persons, collectively.

          "MARGIN STOCK" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "MATERIAL ADVERSE EFFECT" means (i) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of Palmer or any of its Subsidiaries, taken as a whole, or (ii) the impairment of the ability of any Loan Party to perform in any material respect, or of Arranger, Agents or Lenders to enforce in any material respect, the Obligations.

          "MATERIAL CONTRACT" means any contract or other arrangement to which Company or any of its Subsidiaries is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew could have a Material Adverse Effect.

          "MATERIAL SUBSIDIARY" means each Subsidiary of Company now existing or hereinafter acquired or formed by Company which, on a consolidated basis for such Subsidiary and its Subsidiaries, (i) for the most recent Fiscal Year, accounted for more than 5% of the consolidated revenues of Company and its Subsidiaries or (ii) as at the end of such Fiscal Year, was the owner of more than 5% of the consolidated assets of Company and its Subsidiaries.

          "MERGER" means the merger of Merger Sub with and into Palmer in accordance with the terms of the Merger Agreement, with Palmer being the surviving corporation in such Merger and such surviving corporation shall change its name to "Price Communications Wireless, Inc." concurrently with or subsequent to the Merger.

          "MERGER AGREEMENT" means that certain Agreement and Plan of Merger, by and among Palmer, PCC and Merger Sub, dated as of May 23, 1997, as such agreement may be amended from time to time thereafter to the extent permitted under subsection 7.15A.

          "MERGER SUB" means Price Communications Wireless, Inc., a Delaware corporation (and its predecessors) existing prior to the Merger, which shall be succeeded by Palmer upon consummation of the Merger and such surviving corporation shall change its name to "Price Communications Wireless, Inc." concurrently with or subsequent to the Merger, and in each case a direct wholly-owned Subsidiary of Holdings.

          "MSA" means any "metropolitan statistical area", as such term is defined and modified by the FCC for purposes of licensing Cellular Systems.

          "MULTIEMPLOYER PLAN" means any Employee Benefit Plan which is a "multiemployer plan" as defined in Section 3(37) of ERISA.

          "NET ASSET SALE PROCEEDS" means, with respect to any Asset Sale, Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received, and excluding any interest payments thereon) received from such Asset Sale, net of any bona fide direct costs incurred in connection with such Asset Sale, including without limitation (i) income taxes reasonably estimated to be actually payable within two years of the date of such Asset Sale as a result of any gain recognized in connection with such Asset Sale, (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is required to be repaid under the terms thereof as a result of such Asset Sale and (iii) amounts provided as a reserve under GAAP against any liabilities under any indemnification obligations associated with such Asset Sale.

          "NET POPS" means, with respect to any Person, the Pops of an MSA or RSA multiplied by the percentage interest of such Person in the Person holding or designated to receive an FCC License.

          "NON-EXCLUDED NET DEBT PROCEEDS" means the cash proceeds not constituting Excluded Net Debt Proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including without limitation reasonable legal fees and expenses, from the issuance of any debt Securities of Holdings or any of its Subsidiaries after the Closing Date.

          "NON-EXCLUDED NET EQUITY PROCEEDS" means the cash proceeds not constituting Excluded Net Equity Proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including without limitation reasonable legal fees and expenses, from the issuance of any equity Securities of Holdings or any of its Subsidiaries after the Closing Date.

          "NOTES" means one or more of the Tranche A Term Notes, Tranche B Term Notes, Revolving Notes or Swing Line Note or any combination thereof.

          "NOTICE OF BORROWING" means a notice substantially in the form of
Exhibit I annexed hereto delivered by Company to Administrative Agent pursuant
---------
to subsection 2.1B with respect to a proposed borrowing.

          "NOTICE OF CONVERSION/CONTINUATION" means a notice substantially in the form of Exhibit II annexed hereto delivered by Company to Administrative
            ----------
Agent pursuant to subsection 2.2D with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to the Loans specified therein.

          "NOTICE OF ISSUANCE OF LETTER OF CREDIT" means a notice substantially in the form of Exhibit III annexed hereto delivered by Company to Administrative
               -----------
Agent pursuant to subsection 3.1B(i) with respect to the proposed issuance of a Letter of Credit.

          "OBLIGATIONS" means all obligations of every nature of each Loan Party from time to time owed to Arranger, Agents, Lenders or any of them under the Loan Documents, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnification or otherwise.

          "OFFICER'S CERTIFICATE" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer) or its president or one of its executive vice presidents or vice presidents, by its chief financial officer or its treasurer; provided that every
                                                             --------
Officer's Certificate with respect to the compliance with a condition precedent to the making of any Loans hereunder shall include a statement that such officer has reviewed the terms of this Agreement and has made, or caused to be made, a review in reasonable detail and that such review has not disclosed the existence of the failure by Company or any of its Subsidiaries to comply with the conditions precedent to the making of Loans hereunder.

          "OPERATING LEASE" means, as applied to any Person, any lease (including, without limitation, leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

          "PALMER" means Palmer Wireless, Inc., a Delaware corporation, which shall be the surviving corporation upon consummation of the Merger and such surviving corporation shall change its name to "Price Communications Wireless, Inc." concurrently with or subsequent to the Merger.

          "PALMER CLASS A COMMON STOCK" means the Class A common stock of Palmer, par value $0.01 per share.

          "PALMER CLASS B COMMON STOCK" means the Class B common stock of Palmer, par value $0.01 per share.

          "PALMER SHARES" means, collectively, (i) the 10,589,681 Palmer Class A Common Stock issued and outstanding, (ii) the 17,293,578 Palmer Class B Common Stock issued and outstanding, and (iii) all options for issuance of or conversion to Palmer Class A Common Stock under any stock option or purchase plans of Palmer.

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

          "PCC" means Price Communications Corporation, a New York corporation.

          "PENSION PLAN" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

          "PERMITTED ACQUISITION" means any acquisition, whether by purchase, exchange or "swap" of Cellular Systems, issuance of stock or other equity or debt Securities, merger, reorganization or any other method, by an Acquiring Subsidiary of not less than eighty percent (80%) of the ownership interest of
(x) any Cellular System owned and operated by another Person (other than Company or any of its Subsidiaries) and/or all or substantially all of the property or assets related to such Cellular System or (y) any other Person (other than Company or any of its Subsidiaries) which is primarily engaged in the business of owning and/or operating one or more Cellular Systems; provided, however, that
                                                         --------  -------
any such acquisition shall be subject to the requirements set forth in subsection 7.7(iii).

          "PERMITTED ACQUISITION CASH FINANCING" means any Cash and cash proceeds available to Company and its Subsidiaries under this Agreement, including without limitation (i) Revolving Loans under this Agreement, (ii) the Non-Excluded Net Debt Proceeds from (x) Indebtedness permitted under subsection 7.1(xi), (y) Incurred Permitted Acquisition Indebtedness and/or (z) Assumed Permitted Acquisition Indebtedness, and (iii) Net Asset Sale Proceeds from the sale or other disposition of any Cellular System owned and operated by Company or any its Subsidiaries permitted under subsection 7.7(vi), to be used to consummate Permitted Acquisitions; provided, however, that Non-Excluded Net
                                   --------  -------
Equity Proceeds constituting Permitted Acquisition Equity Financing shall not be included in the definition of "Permitted Acquisition Cash Financing".

          "PERMITTED ACQUISITION EQUITY FINANCING" means (x) up to 50% of the Non-Excluded Net Equity Proceeds from the issuance of any equity Securities of Holdings (it being understood that the remaining 50% of such Non-Excluded Net Equity Proceeds shall be applied as a mandatory prepayment pursuant to subsection 2.4B(iii)(b)), or (y) 100% of the aggregate fair market value of equity Securities of Holdings issued directly to the seller(s) or Affiliates of such seller(s) in a Permitted Acquisition, in each case to be used to consummate Permitted Acquisitions.

          "PERMITTED ENCUMBRANCES" means the following types of Liens (excluding any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA, and any such Lien expressly prohibited by any applicable terms of any of the Loan Documents):

          (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 6.3;

          (ii) statutory Liens of landlords, statutory Liens of banks and rights of set-off, statutory Liens of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, other Liens imposed by law, unpaid vendors Liens, and rights of reclamation or other similar Liens of sellers of inventory in the ordinary course of business, in each case incurred in the ordinary course of business (a) for amounts not yet overdue or (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of 30 days) are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;

          (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

          (iv) any attachment or judgment Lien not constituting an Event of Default under subsection 8.8;

          (v) leases or subleases granted to third parties in accordance with any applicable terms of the Collateral Documents and not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries or resulting in a material diminution in the value of any Collateral as security for the Obligations;

          (vi) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries or result in a material diminution in the value of any Collateral as security for the Obligations;

          (vii) any (a) interest or title of a lessor or sublessor under any lease permitted by subsection 7.9, (b) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (c) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (b), so long as the holder of such restriction or encumbrance agrees to recognize the rights of such lessee or sublessee under such lease;

          (viii) Liens arising from filing UCC financing statements relating solely to leases permitted by this Agreement;

          (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (x) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

          (xi) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of Company and its Subsidiaries;

          (xii) licenses of patents, trademarks and other intellectual property rights granted by Company or any of its Subsidiaries in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of Company or such Subsidiary; and

          (xiii) restrictions on the transfer of the FCC Licenses or assets of the Company or its Subsidiaries imposed by any of the FCC Licenses as presently in effect or by the Communications Act, any state laws and any regulations thereunder.

          "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments (whether federal, state or local, domestic or foreign, and including political subdivisions thereof) and agencies or other administrative or regulatory bodies thereof.

          "PLEDGED COLLATERAL" means, collectively, the "Pledged Collateral" as defined in the Holdings Pledge Agreement, the Company Pledge Agreement and the Subsidiary Pledge Agreements.

          "POPS" means the estimate of the population of an MSA or RSA as derived from the most recent Donnelly Market Service, or if such statistics are no longer printed in the Donnelly Market Service or the Donnelly Market Service is no longer published, the most recent Rand McNally Commercial Atlas, or if such statistics are no longer printed in the Rand McNally Atlas or the Rand McNally Atlas is no longer published, such other nationally recognized source of such information acceptable to Administrative Agent.

          "POTENTIAL EVENT OF DEFAULT" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

          "PRE-MERGER ACQUIRED PALMER SHARES" means Palmer Class A Common Stock acquired by Company or any Affiliate of Company prior to the Merger.

          "PRICE" means Robert Price.

          "PRICELLULAR" means PriCellular Corporation, a Delaware corporation.

          "PRIME RATE" means the rate that BMo announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. BMo or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

          "PRINCIPAL FCC LICENSES" means the cellular telephone licenses, designations and authorizations issued by the FCC pursuant to Part 22 of 47 C.F.R. (or any rules or regulations that may replace the licensing sections of Part 22) with respect to the Existing Cellular Systems or any Cellular Systems acquired in a Permitted Acquisition.

          "PRO FORMA FINANCIAL COVENANT COMPLIANCE" means, as of any date of determination, the pro forma compliance of Company and its Subsidiaries on a consolidated basis with each of the financial covenants set forth in subsection
7.6 for the immediately preceding two Fiscal Quarter period (on an annualized basis) prior to such date of determination (the "COMPLIANCE PERIOD") after giving effect to (i) a Permitted Acquisition by an Acquiring Subsidiary, if any, including without limitation giving effect to the incurrence or assumption of any Indebtedness or any other costs and expenditures or the making of any distributions and other payments in connection with or otherwise relating to such Permitted Acquisition, (ii) an Asset Sale permitted under subsection 7.7(vi), if any, including without limitation the elimination of the contribution to Consolidated Adjusted EBITDA by the assets being sold and, if assets are being concurrently acquired with the proceeds of such sale, the inclusion of the amount such assets would have contributed to Consolidated Adjusted EBITDA, or, if assets are not concurrently acquired, the assumed or actual repayment of Indebtedness under this Agreement in the amount of such proceeds, and (iii) the making of any Restricted Junior Payments under clause
(b) of the proviso contained in subsection 7.5, if any, in each case as if such Permitted Acquisition, Asset Sale or Restricted Junior Payment were made on the first day of such Compliance Period.

          "PRO FORMA TOTAL DEBT SERVICE" means, as of any date of determination, without duplication, the projected amount of (i) Consolidated Cash Interest Expense, (ii) scheduled repayments of principal on Indebtedness (with respect to the Loans only, determined as the difference between the outstanding principal amount of the Loans on the date of determination and the amount the Commitments will be after the reductions thereof set forth in subsection 2.4 for the next succeeding four consecutive Fiscal Quarter period following such date of determination), (iii) fees payable under this Agreement and (iv) other payments payable by Company or any of its Subsidiaries in respect of Indebtedness (other than voluntary repayments of the Loans under subsection 2.4B(i) or 2.4B(ii)) for Company and its Subsidiaries on a consolidated basis for the next succeeding four consecutive Fiscal Quarter period following the date of determination after giving effect to all Hedge Agreements, if any. For purposes of this definition only, (i) it shall be assumed that the Indebtedness with respect to which the Pro Forma Total Debt Service is being determined shall give effect to all scheduled payments of Indebtedness for the four consecutive Fiscal

Quarter period immediately succeeding such date of determination, and (ii) where interest payments for the four consecutive Fiscal Quarter period immediately succeeding the date of determination are not fixed by way of Hedge Agreements or otherwise for the entire period, interest shall be determined on such Indebtedness for periods for which interest payments are not so fixed at the lower of (x) the Base Rate in effect on the date of determination or (y) the Adjusted Eurodollar Rate in effect on the date of determination for a Eurodollar Rate Loan having a six-month Interest Period.

          "PRO RATA SHARE" means (i) with respect to all payments, computations and other matters relating to the Tranche A Term Loan Commitment or the Tranche A Term Loan of any Lender, the percentage obtained by dividing (x) the Tranche A
                                                      --------
Term Loan Exposure of that Lender by (y) the aggregate Tranche A Term Loan
                                  --
Exposure of all Lenders, (ii) with respect to all payments, computations and other matters relating to the Tranche B Term Loan Commitment or the Tranche B Term Loan of any Lender, the percentage obtained by dividing (x) the Tranche B
                                                    --------
Term Loan Exposure of that Lender by (y) the aggregate Tranche B Term Loan
                                  --
Exposure of all Lenders, (iii) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein purchased by any Lender or any participations in any Swing Line Loans purchased by any Lender, the percentage obtained by dividing (x) the Revolving Loan
                                          --------
Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all
                        --
Lenders, and (iv) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the sum of the Tranche A Term Loan Exposure
                       --------
of that Lender plus the Tranche B Term Loan Exposure of that Lender plus the
               ----                                                 ----
Revolving Loan Exposure of that Lender by (y) the sum of the aggregate Tranche A
                                       --
Term Loan Exposure of all Lenders plus the aggregate Tranche B Term Loan
                                  ----
Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all
                        ----
Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The initial Pro Rata Share of each Lender for purposes of each of clauses (i), (ii), (iii) and (iv) of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1
                                                                    ------------
annexed hereto.

          "PURCHASE MONEY INDEBTEDNESS" means Indebtedness of Company or any of its Subsidiaries incurred in connection with the purchase of property or assets (other than Cellular Systems) for the business of Company or any of its Subsidiaries; provided that the recourse of the lenders with respect to such
              --------
Indebtedness is limited solely to the property or assets so purchased without further recourse to either Company or any of its Subsidiaries.

          "PURCHASE PRICE" means the aggregate amount to be paid by PCC, on behalf of Merger Sub, to holders of Palmer Shares pursuant to the Merger Agreement, such amount not to exceed $17.50 per Palmer Share for an aggregate purchase price not to exceed $488,900,000 plus $17.50 per Palmer Share for such shares issued subsequent to May 23, 1997.

          "PURCHASED PALMER SHARES" means shares of Palmer Class A Common Stock purchased by PCC or any of its Subsidiaries and contributed to Company before the consummation of the Merger.

          "QUALIFIED COMPANY EQUITY CONTRIBUTIONS" means a combination of (i) cash and (ii) Purchased Palmer Shares.

          "QUALIFIED HOLDINGS DEBT SECURITIES" means debt Securities of Holdings that, by their terms, are unsecured, require no cash interest payments prior to February 1, 2003, require no principal payments, repurchases or redemptions prior to August 1, 2007 and contain covenants and defaults not materially less favorable to the Lenders than those set forth in the Holdings Discount Note Indenture, all as reasonably determined by Administrative Agent.

          "QUALIFIED HOLDINGS EQUITY SECURITIES" means equity Securities of Holdings that, by their terms or by the terms of any Security into which they are convertible, exercisable or exchangeable, are not, or upon the happening of any event or the passage of time would not be, required to be redeemed or repurchased (including at the option of the holder thereof) by Holdings or any of its Subsidiaries, in whole or in part, on or prior to August 1, 2007.

          "REFERENCE LENDERS" means BMo, CoreStates Bank, N.A. and Bank of Tokyo-Mitsubishi Trust Company; provided that another Lender satisfactory to
                                --------
Administrative Agent and Company may be substituted for any such Lender as a successor Reference Lender.

          "REFINANCING" shall have the meaning assigned to that term in the definition of "Refinancing Indebtedness".

          "REFINANCING INDEBTEDNESS" means Indebtedness (a) issued in exchange for, or the proceeds from the issuance and sale of such Indebtedness which are used substantially concurrently to repay, redeem, defease, refund, refinance, discharge or otherwise retire for value, in whole or in part, or (b) constituting an amendment, modification or supplement to, or a deferral or renewal of ((a) and (b) above are, collectively, a "REFINANCING"), any Indebtedness in a principal amount (or, if such Indebtedness does not require cash payments prior to maturity or is otherwise issued at a discount, the original issue price of such Indebtedness), not to exceed the sum of (x) the lesser of (i) the then outstanding aggregate principal amount of the Indebtedness being Refinanced plus any accrued and unpaid interest thereon and
(ii) if such Indebtedness being Refinanced was issued with an original issue discount, the accreted value thereof (as determined in accordance with GAAP) at the time of such Refinancing, (y) the amount of any premium required to be paid in connection with such Refinancing pursuant to the terms of such Indebtedness and (z) all other customary fees and expenses of Holdings or Company reasonably incurred in connection with such Refinancing; provided that Refinancing
                                              --------
Indebtedness of the Subordinated Notes and the Holdings Discount Notes shall only be permitted if issued pursuant to an indenture or other agreement that would be permitted as an amendment to the Subordinated Note Indenture or the Holdings Discount Note Indenture, respectively, pursuant to subsection 7.15B or 7.15D, respectively.

          "REFUNDED SWING LINE LOANS" has the meaning assigned to that term in subsection 2.1A(iv).

          "REGISTER" has the meaning assigned to that term in subsection 2.1D.

          "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "REIMBURSEMENT DATE" has the meaning assigned to that term in subsection 3.3B.

          "RELATED AGREEMENTS" means, collectively, the Merger Agreement, the Fort Myers Sale Agreement, the Holdings Discount Note Indenture, and the Subordinated Note Indenture.

          "RELATED FUND" means, with respect to any Lender that is an investment fund which invests in Loans, any other similar investment fund that invests in Loans and is advised or managed by the same investment advisor or fund manager as such Lender or by an Affiliate of such investment advisor or fund manager.

          "REQUISITE CLASS LENDERS" means, at any time of determination, (i) for the Class of Lenders having Tranche A Term Loan Exposure and/or Revolving Loan Exposure, Lenders having or holding more than 66 2/3% of the sum of the aggregate Tranche A Term Loan Exposure of all Lenders plus the aggregate
                                                      ----
Revolving Loan Exposure of all Lenders and (ii) for the Class of Lenders having Tranche B Term Loan Exposure, Lenders having or holding more than 66 2/3% of the aggregate Tranche B Term Loan Exposure of all Lenders.

          "REQUISITE LENDERS" means Lenders having or holding more than 51% of the sum of the aggregate Tranche A Term Loan Exposure of all Lenders plus the
                                                                     ----
aggregate Tranche B Term Loan Exposure of all Lenders plus the aggregate
                                                      ----
Revolving Loan Exposure of all Lenders; provided, however, that if any Lender
                                        --------  -------
shall be a Defaulting Lender at such time, there shall be excluded from the determination of Requisite Lenders at such time (a) the aggregate principal amount of the Loans made by such Lender and outstanding at such time and (b) the aggregate Commitments of such Lender at such time.

          "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Company or Holdings now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Company or Holdings now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Company or Holdings now or hereafter outstanding, and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance
(including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness; provided that in the event that
                                                --------
this Agreement is terminated without any Loans being made hereunder (and no Letters of Credit are issued) the proceeds from the sale of the Holdings Discount Notes and the Subordinated Notes may be applied to the redemption or defeasance thereof.

          "REVOLVING LOAN COMMITMENT" means the commitment of a Lender to make Revolving Loans to Company pursuant to subsection 2.1A(iii), and "REVOLVING LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

          "REVOLVING LOAN COMMITMENT TERMINATION DATE" means the eighth anniversary of the Closing Date.

          "REVOLVING LOAN EXPOSURE" means, with respect to any Lender as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment (after giving effect to reductions thereof) and (ii) after the termination of the Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender plus (b) in the event that Lender is an Issuing
                               ----
Lender, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or any unreimbursed drawings thereunder) plus
                                                                           ----
(c) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit issued or acquired through a participation purchase plus (d) in the case
                                                           ----
of Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein purchased by other Lenders) plus
                                                                          ----
(e) the aggregate amount of all participations purchased by that Lender in any outstanding Swing Line Loans.

          "REVOLVING LOANS" means the Loans made by Lenders to Company pursuant to subsection 2.1A(iii).

          "REVOLVING NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i)(c) on the Closing Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Revolving Loan Commitments and Revolving Loans of any Lenders, in each case substantially in the form of Exhibit V
                                                                ---------
annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

          "RSA" means any "rural service area", as such term is defined and modified by the FCC for purposes of licensing Cellular Systems.

          "SECURITIES" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

          "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

          "SOLVENT" means, with respect to any Person, that as of the date of determination both (A) (i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including contingent liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "SPECIFIED CELLULAR SYSTEM INFORMATION" means, for each Cellular System as of the last date of the period that financial statements are delivered pursuant to subsection 6.1, the following information: (i) market penetration of Company and its Subsidiaries; (ii) Net Pops for that market; (iii) monthly churn (as such term is used in the cellular telecommunications industry); (iv) monthly revenue per subscriber; and (v) the number of subscribers at the end of such period.

          "STANDBY LETTER OF CREDIT" means any standby letter of credit or similar instrument issued for the purpose of supporting (i) Indebtedness of Company or any of its Subsidiaries in respect of industrial revenue or development bonds or financings, (ii) workers' compensation liabilities of Company or any of its Subsidiaries, (iii) the obligations of third party insurers of Company or any of its Subsidiaries arising by virtue of the laws of any jurisdiction requiring third party insurers, (iv) obligations with respect to Capital Leases or Operating Leases of Company or any of its Subsidiaries, (v) performance, payment, deposit or surety obligations of Company or any of its Subsidiaries, in any case if required by law or governmental rule or regulation or in accordance with custom and practice in the industry, (vi) obligations owed by an Acquisition Subsidiary to a seller of a Cellular System in a Permitted Acquisition and (vii) up to $5,000,000 of obligations under existing Hedge Agreements identified on Schedule 7.4 annexed hereto; provided that Standby
                         ------------                 --------

Letters of Credit may not be issued for the purpose of supporting (a) trade payables or (b) except as provided in clause (vii) above, any Indebtedness constituting "antecedent debt" (as that term is used in Section 547 of the Bankruptcy Code).

          "STATE PUC" means any state public utility commission or any other state commission, agency, department, board or authority with responsibility for regulating intrastate and local telecommunications services.

          "STATE TELECOMMUNICATIONS LAWS" means any state law pertaining to or regulating intrastate and local telecommunications services, or any successor statute or statutes thereto, and all written rules, regulations, policies, orders and decisions of any State PUC.

          "SUBORDINATED INDEBTEDNESS" means (i) the Indebtedness of Company evidenced by the Subordinated Notes and (ii) any other Indebtedness of Company subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance reasonably satisfactory to Administrative Agent and Requisite Lenders.

          "SUBORDINATED NOTE INDENTURE" means that certain Indenture, dated as of July 10, 1997, by and among PCC, Company and Bank of Montreal Trust Company, as trustee, as such indenture may be amended from time to time to the extent permitted under subsection 7.15B.

          "SUBORDINATED NOTES" means the $175,000,000 in aggregate principal amount of 11-3/4% Senior Subordinated Notes due 2007 of Company issued pursuant to the Subordinated Note Indenture.

          "SUBORDINATED NOTE OFFERING MEMORANDUM" means the Offering Memorandum dated July 2, 1997, as amended, with respect to the Subordinated Notes.

          "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total ordinary voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

          "SUBSIDIARY GUARANTOR" means any domestic Subsidiary of Company that executes and delivers a counterpart of the Subsidiary Guaranty on the Closing Date or from time to time thereafter pursuant to subsection 6.7.

          "SUBSIDIARY GUARANTY" means the Subsidiary Guaranty executed and delivered by existing domestic Subsidiaries of Company on the Closing Date and to be executed and delivered by additional domestic Subsidiaries of Company from time to time thereafter in accordance with subsection 6.7, substantially in the form of Exhibit XVIII annexed hereto, as such Subsidiary Guaranty may hereafter
        -------------
be amended, supplemented or otherwise modified from time to time.

          "SUBSIDIARY PLEDGE AGREEMENT" means each Subsidiary Pledge Agreement executed and delivered by an existing Subsidiary Guarantor on the Closing Date or executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 6.7, in each case substantially in the form of Exhibit XIX annexed hereto, as such Subsidiary Pledge Agreement may
            -----------
be amended, supplemented or otherwise modified from time to time, and "SUBSIDIARY PLEDGE AGREEMENTS" means all such Subsidiary Pledge Agreements, collectively.

          "SUBSIDIARY SECURITY AGREEMENT" means each Subsidiary Security Agreement executed and delivered by an existing Subsidiary Guarantor on the Closing Date or executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 6.7, in each case substantially in the form of Exhibit XX annexed hereto, as such Subsidiary
                             ----------
Security Agreement may be amended, supplemented or otherwise modified from time to time, and "SUBSIDIARY SECURITY AGREEMENTS" means all such Subsidiary Security Agreements, collectively.

          "SUPPLEMENTAL COLLATERAL AGENT" has the meaning assigned to that term in subsection 9.1B.

          "SWING LINE LENDER" means BMo, or any Person serving as a successor Administrative Agent hereunder, in its capacity as Swing Line Lender hereunder.

          "SWING LINE LOAN COMMITMENT" means the commitment of Swing Line Lender to make Swing Line Loans to Company pursuant to subsection 2.1A(iv).

          "SWING LINE LOANS" means the Loans made by Swing Line Lender to Company pursuant to subsection 2.1A(iv).

          "SWING LINE NOTE" means (i) the promissory note of Company issued pursuant to subsection 2.1E(ii) on the Closing Date and (ii) any promissory note issued by Company to any successor Administrative Agent and Swing Line Lender pursuant to the last sentence of subsection 9.5B, in each case substantially in the form of Exhibit VI annexed hereto, as it may be amended, supplemented or
            ----------
otherwise modified from time to time.

          "SYNDICATION AGENT" has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Syndication Agent appointed pursuant to subsection 9.5A.

          "TAX" or "TAXES" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided that "TAX ON THE OVERALL NET INCOME" of a Person shall be
          --------
construed as a reference to a tax imposed by the jurisdiction in which that Person is organized or in which that Person's principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person (and/or, in the case of a Lender, its lending office) is deemed to be doing business on all or part of the net income, profits or gains (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise), or a franchise tax thereon, of that Person (and/or, in the case of a Lender, its lending office).

          "TERM LOANS" means, collectively, the Tranche A Term Loans and the Tranche B Term Loans.

          "TOTAL UTILIZATION OF REVOLVING LOAN COMMITMENTS" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing the applicable Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied)

plus (ii) the aggregate principal amount of all outstanding Swing Line Loans
----
plus (iii) the Letter of Credit Usage.
----

          "TRANCHE A TERM LOAN COMMITMENT" means the commitment of a Lender to make a Tranche A Term Loan to Company pursuant to subsection 2.1A(i), and "TRANCHE A TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

          "TRANCHE A TERM LOAN EXPOSURE" means, with respect to any Lender as of any date of determination (i) prior to the funding of the Tranche A Term Loans, that Lender's Tranche A Term Loan Commitment and (ii) after the funding of the Tranche A Term Loans, the outstanding principal amount of the Tranche A Term Loan of that Lender.

          "TRANCHE A TERM LOANS" means the Tranche A Term Loans made by Lenders to Company pursuant to subsection 2.1A(i).

          "TRANCHE A TERM NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i)(a) on the Closing Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Tranche A Term Loan Commitments or Tranche A Term Loans of any Lenders, in each case substantially in the form of Exhibit IV-A annexed hereto, as they may be amended, supplemented or
   ------------
otherwise modified from time to time.

          "TRANCHE B TERM LOAN COMMITMENT" means the commitment of a Lender to make a Tranche B Term Loan to Company pursuant to subsection 2.1A(ii), and "TRANCHE B TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

          "TRANCHE B TERM LOAN EXPOSURE" means, with respect to any Lender as of any date of determination (i) prior to the funding of the Tranche B Term Loans, that Lender's Tranche B Term Loan Commitment and (ii) after the funding of the Tranche B Term Loans, the outstanding principal amount of the Tranche B Term Loan of that Lender.

          "TRANCHE B TERM LOANS" means the Tranche B Term Loans made by Lenders to Company pursuant to subsection 2.1A(ii).

          "TRANCHE B TERM NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i)(b) on the Closing Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Tranche B Term Loan Commitments or Tranche B Term Loans of any Lenders, in each case substantially in the form of Exhibit IV-B annexed hereto, as they may be amended, supplemented or
   ------------
otherwise modified from time to time.

          "TRANSACTION COSTS" means the fees, costs and expenses payable by Company and its Subsidiaries on or before the Closing Date in connection with the transactions contemplated by the Loan Documents and the Related Agreements.

          "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

1.2  ACCOUNTING TERMS; UTILIZATION OF GAAP FOR PURPOSES OF CALCULATIONS UNDER
     ------------------------------------------------------------------------
     AGREEMENT.
     ---------

          Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Company to Lenders pursuant to clauses (i), (ii) and
(xii) of subsection 6.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in subsection 6.1(iv)). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in conformity with those used to prepare the financial statements referred to in subsection 5.3.

1.3  OTHER DEFINITIONAL PROVISIONS AND RULES OF CONSTRUCTION.
     -------------------------------------------------------

          A. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

          B. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided.

          C. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.


SECTION 2.  AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

2.1  COMMITMENTS; MAKING OF LOANS; THE REGISTER; NOTES.
     -------------------------------------------------

          A. COMMITMENTS. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company set forth herein, each Lender hereby severally agrees to make the Loans described in subsections 2.1A(i), 2.1A(ii) and 2.1A(iii) and Swing Line Lender hereby agrees to make the Loans described in subsection 2.1A(iv).

               (i) Tranche A Term Loans.  Each Lender severally agrees to lend
                   --------------------
     to Company on the Closing Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche A Term Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Lender's Tranche A Term Loan Commitment is set forth opposite its name on
     Schedule 2.1 annexed hereto and the aggregate amount of the Tranche A
     ------------
     Term Loan Commitments is $100,000,000; provided that the Tranche A Term
                                            --------
     Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Tranche A Term Loan Commitments pursuant to subsection 10.1B. Each Lender's Tranche A Term Loan Commitment shall expire immediately and without further action on October 15, 1997 if the Tranche A Term Loans are not made on or before that date. Company may make only one borrowing under the Tranche A Term Loan Commitments. Amounts borrowed under this subsection 2.1A(i) and subsequently repaid or prepaid may not be reborrowed.

               (ii) Tranche B Term Loans.  Each Lender severally agrees to lend
                    --------------------
     to Company on the Closing Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche B Term Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Lender's Tranche B Term Loan Commitment is set forth opposite its name on

     Schedule 2.1 annexed hereto and the aggregate amount of the Tranche B Term
     ------------
     Loan Commit ments is $225,000,000; provided that the Tranche B Term Loan
                                        --------
     Commitments of Lenders shall be adjusted to give effect to any assignments of the Tranche B Term Loan Commitments pursuant to subsection 10.1B. Each Lender's Tranche B Term Loan Commitment shall expire immediately and without further action on October 15, 1997 if the Tranche B Term Loans are not made on or before that date. Company may make only one borrowing under the Tranche B Term Loan Commitments. Amounts borrowed under this subsection 2.1A(ii) and subsequently repaid or prepaid may not be reborrowed.

               (iii)  Revolving Loans.  Each Lender severally agrees, subject to
                      ---------------
     the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to lend to Company from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments to be used for the purposes identified in subsection 2.5B. The original amount of each Lender's Revolving Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto
                                                  ------------
     and the aggregate original amount of the Revolving Loan Commitments is up to $200,000,000; provided that the Revolving Loan Commitments of Lenders
                      --------
     shall be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 10.1B; and provided, further that the
                                                   --------  -------
     amount of the Revolving Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4A(iii), 2.4B(ii) and 2.4B(iii). Each Lender's Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date; provided that each Lender's Revolving Loan Commitment
                           --------
     shall expire immediately and without further action on October 15, 1997 if the Term Loans and the initial Revolving Loans are not made on or before that date. Amounts borrowed under this subsection 2.1A(iii) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

          Anything contained in this Agreement to the contrary notwithstanding, the Revolving Loans and the Revolving Loan Commitments shall be subject to the limitation that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the difference of (i) the Revolving Loan Commitments then in effect less (ii) an amount equal to the aggregate
                                     ----
     principal amount of Indebtedness incurred by Company and its Subsidiaries under clause (x) of Section 4.12 of the Subordinated Note Indenture then outstanding, if any.

          (iv) Swing Line Loans.  Swing Line Lender hereby agrees, subject to
               ----------------
     the limitations set forth below with respect to the maximum amount of Swing Line Loans permitted to be outstanding from time to time, to make a portion of the Revolving Loan Commitments available to Company from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date by making Swing Line Loans to Company in an aggregate amount not exceeding the amount of the Swing Line Loan Commitment to be used for the purposes identified in subsection 2.5B, notwithstanding the fact that such Swing Line Loans, when aggregated with Swing Line Lender's outstanding Revolving Loans and Swing Line Lender's Pro Rata Share of the Letter of Credit Usage then in effect, may exceed Swing Line Lender's Revolving Loan Commitment. The original amount of the

     Swing Line Loan Commitment is $5,000,000; provided that any reduction of
                                               --------
     the Revolving Loan Commitments made pursuant to subsection 2.4A(iii), 2.4B(ii) or 2.4B(iii) which reduces the aggregate Revolving Loan Commitments to an amount less than the then current amount of the Swing Line Loan Commitment shall result in an automatic corresponding reduction of the Swing Line Loan Commitment to the amount of the Revolving Loan Commitments, as so reduced, without any further action on the part of Company, Administrative Agent or Swing Line Lender. The Swing Line Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid in full no later than that date; provided that the Swing Line Loan Commitment shall expire immediately and
     --------
     without further action on October 15, 1997 if the Term Loans and the initial Revolving Loans are not made on or before that date. Amounts borrowed under this subsection 2.1A(iv) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

          Anything contained in this Agreement to the contrary notwithstanding, the Swing Line Loans and the Swing Line Loan Commitment shall be subject to the limitation that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the difference of (i) the Revolving Loan Commitments then in effect less (ii) an amount equal to the aggregate
                                     ----
     principal amount of Indebtedness incurred by Company and its Subsidiaries under clause (x) if Section 4.12 of the Subordinated Note Indenture then outstanding, if any.

          With respect to any Swing Line Loans which have not been voluntarily prepaid by Company pursuant to subsection 2.4B(i), Swing Line Lender may, at any time in its sole and absolute discretion, deliver to Administrative Agent (with a copy to Company), no later than 10:00 A.M. (Chicago time) on the first Business Day in advance of the proposed Funding Date, a notice (which shall be deemed to be a Notice of Borrowing given by Company) requesting Lenders to make Revolving Loans that are Base Rate Loans on such Funding Date in an amount equal to the amount of such Swing Line Loans (the "REFUNDED SWING LINE LOANS") outstanding on the date such notice is given which Swing Line Lender requests Lenders to prepay. Anything contained in this Agreement to the contrary notwithstanding, (i) the proceeds of such Revolving Loans made by Lenders other than Swing Line Lender shall be immediately delivered by Administrative Agent to Swing Line Lender (and not to Company) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (ii) on the day such Revolving Loans are made, Swing Line Lender's Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by Swing Line Lender, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note of Swing Line Lender but shall instead constitute part of Swing Line Lender's outstanding Revolving Loans and shall be due under the Revolving Note of Swing Line Lender. Company hereby authorizes Administrative Agent and Swing Line Lender to charge Company's accounts with Administrative Agent and Swing Line Lender (up to the amount available in each such account) in order to immediately pay Swing Line Lender the amount of the Refunded Swing Line Loans to the extent the proceeds of such Revolving Loans made by Lenders, including the Revolving Loan deemed to be made by Swing Line Lender, are not sufficient to repay in full the Refunded Swing Line Loans. If any portion of any such amount paid (or deemed to be paid) to Swing Line Lender should be recovered by or on behalf of Company from Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by subsection 10.5.

          If for any reason (a) Revolving Loans are not made upon the request of Swing Line Lender as provided in the immediately preceding paragraph in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of any outstanding Swing Line Loans or (b) the Revolving Loan Commitments are terminated at a time when any Swing Line Loans are outstanding, each Lender shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans in an amount equal to its Pro Rata Share (calculated, in the case of the foregoing clause (b), immediately prior to such termination of the Revolving Loan Commitments) of the unpaid amount of such Swing Line Loans together with accrued interest thereon. Upon one Business Day's notice from Swing Line Lender, each Lender shall deliver to Swing Line Lender an amount equal to its respective participation in same day funds at the Funding and Payment Office. In order to further evidence such participation (and without prejudice to the effectiveness of the participation provisions set forth above), each Lender agrees to enter into a separate participation agreement at the request of Swing Line Lender in form and substance reasonably satisfactory to Swing Line Lender. In the event any Lender fails to make available to Swing Line Lender the amount of such Lender's participation as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Effective Rate for three Business Days and thereafter at the Base Rate. In the event Swing Line Lender receives a payment of any amount in which other Lenders have purchased participations as provided in this paragraph, Swing Line Lender shall promptly distribute to each such other Lender its Pro Rata Share of such payment.

          Anything contained herein to the contrary notwithstanding, each Lender's obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each Lender's obligation to purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Lender, Company or any other Person for any reason whatsoever; (b) the occurrence or continuation of an Event of Default or a Potential Event of Default; (c) any adverse change in the business, operations, properties, assets, condition

     (financial or otherwise) or prospects of Company or any of its Subsidiaries; (d) any breach of this Agreement or any other Loan Document by any party thereto; or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided
                                                                 --------
     that such obligations of each Lender are subject to the condition that (X) Swing Line Lender believed in good faith that all conditions under Section 4 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, as the case may be, were satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made or (Y) the satisfaction of any such condition not satisfied had been waived in accordance with subsection 10.6 prior to or at the time such Refunded Swing Line Loans or other unpaid Swing Line Loans were made.

     B. BORROWING MECHANICS. Tranche A Term Loans or Tranche B Term Loans or Revolving Loans made on any Funding Date (other than Revolving Loans made pursuant to a request by Swing Line Lender pursuant to subsection 2.1A(iv) for the purpose of repaying any Refunded Swing Line Loans or Revolving Loans made pursuant to subsection 3.3B for the purpose of reimbursing any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it) shall be in an aggregate minimum amount of $1,000,000 in the case of Base Rate Loans or $5,000,000 in the case of Eurodollar Rate Loans and integral multiples of $1,000,000 in excess of that amount. Swing Line Loans made on any Funding Date shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $1,000,000 in excess of that amount. Whenever Company desires that Lenders make Term Loans or Revolving Loans it shall deliver to Administrative Agent a Notice of Borrowing no later than 10:00 A.M. (Chicago time) at least three Business Days in advance of the proposed Funding Date (in the case of a Eurodollar Rate
Loan) or at least one Business Day in advance of the proposed Funding Date (in the case of a Base Rate Loan). Whenever Company desires that Swing Line Lender make a Swing Line Loan, it shall deliver to Administrative Agent a Notice of Borrowing no later than 12:00 Noon (Chicago time) on the proposed Funding Date. The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount and type of Loans requested, (iii) in the case of Swing Line Loans, that such Loans shall be Base Rate Loans, (iv) in the case of Revolving Loans not made on the Closing Date, whether such Loans shall be Base Rate Loans or Eurodollar Rate Loans, and (v) in the case of any Loans requested to be made as Eurodollar Rate Loans, the initial Interest Period requested therefor. Term Loans and Revolving Loans may be continued as or converted into Base Rate Loans and Eurodollar Rate Loans in the manner provided in subsection 2.2D. In lieu of delivering the above-described Notice of Borrowing, Company may give Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B; provided
                                                                    --------
that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Administrative Agent on or before the applicable Funding Date.

          Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Company or for otherwise acting in good faith under this subsection 2.1B, and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected Loans hereunder.

          Company shall notify Administrative Agent prior to the funding of any Loans in the event that any of the matters to which Company is required to certify in the applicable Notice of Borrowing is no longer true and correct as of the applicable Funding Date, and the acceptance by Company of the proceeds of any Loans shall constitute a re-certification by Company, as of the applicable Funding Date, as to the matters to which Company is required to certify in the applicable Notice of Borrowing.

          Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to make a borrowing in accordance therewith unless Company shall pay compensation, if any, for the non-commencement of an Interest Period on the proposed Funding Date as provided in subsection 2.6D.

     C. DISBURSEMENT OF FUNDS. All Term Loans and Revolving Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), Administrative Agent shall notify each Lender or Swing Line Lender, as the case may be, of the proposed borrowing. Each Lender shall make the amount of its Loan available to Administrative Agent not later than 12:00 Noon (Chicago time) on the applicable Funding Date, and Swing Line Lender shall make the amount of its Swing Line Loan available to Administrative Agent not later than 2:00 P.M. (Chicago time) on the applicable Funding Date, in each case in same day funds in Dollars, at the Funding and Payment Office. Except as provided in subsection 2.1A(iv) or subsection 3.3B with respect to Revolving Loans used to repay Refunded Swing Line Loans or to reimburse any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsection 4.1 (in the case of Loans made on the Closing Date) and 4.2 (in the case of all Loans), Administrative Agent shall make the proceeds of such Loans available to Company on the applicable Funding Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders or Swing Line Lender, as the case may be, to be credited to the account of Company at the Funding and Payment Office and shall transfer any funds so credited in accordance with the written instructions of Company.

          Unless Administrative Agent shall have been notified by any Lender prior to the Funding Date for any Loans that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on such Funding Date,

Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the Federal Funds Effective Rate for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Company and Company shall immediately pay to Administrative Agent such corresponding amount not paid by such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for Base Rate Loans. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Company may have against any Lender as a result of any default by such Lender hereunder.

     If Company shall exercise its right of set-off pursuant to subsection 10.4, the amount so set off shall be deemed to be a Eurodollar Rate Loan with an Interest Period of one month made by the applicable Defaulting Lender on the date, and to the extent, of such set-off.

     D.   THE REGISTER.

          (i) Administrative Agent shall maintain, at its address referred to in subsection 10.8, a register for the recordation of the names and addresses of Lenders and the Commitments and Loans of each Lender from time to time (the "REGISTER"). The Register shall be available for inspection by Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (ii) Administrative Agent shall record in the Register the Tranche A Term Loan Commitment, Tranche B Term Loan Commitment and Revolving Loan Commitment and the Tranche A Term Loan, Tranche B Term Loan and Revolving Loans from time to time of each Lender, the Swing Line Loan Commitment and the Swing Line Loans from time to time of Swing Line Lender, and each repayment or prepayment in respect of the principal amount of the Tranche A Term Loan, Tranche B Term Loan or Revolving Loans of each Lender or the Swing Line Loans of Swing Line Lender. Any such recordation shall be conclusive and binding on Company and each Lender, absent error; provided
                                                                      --------
     that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Company's Obligations in respect of any applicable Loans.

          (iii) Each Lender shall record on its internal records (including, without limitation, the Notes held by such Lender) the amount of the Tranche A Term Loan, Tranche B Term Loan and each Revolving Loan made by it and each payment in respect thereof. Any such recordation shall be conclusive and binding on Company, absent error; provided that failure to make any such recordation, or any
                   --------
     error in such recordation, shall not affect any Lender's Commitments or Company's Obligations in respect of any applicable Loans; and provided,
                                                                   --------
     further that in the event of any inconsistency between the Register
     -------
     and any Lender's records, the recordations in the Register shall govern.

          (iv) Company, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii). Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

          (v) Company hereby designates BMo to serve as Company's agent solely for purposes of maintaining the Register as provided in this subsection 2.1D, and Company hereby agrees that, to the extent BMo serves in such capacity, BMo and its officers, directors and employees shall constitute Indemnitees for all purposes under subsection 10.3.

     E. NOTES. Company shall execute and deliver on the Closing Date (i) to each Lender (or to Administrative Agent for that Lender) (a) a Tranche A Term Note substantially in the form of Exhibit IV-A annexed hereto to evidence that
                                  ------------
Lender's Tranche A Term Loan, in the principal amount of that Lender's Tranche A Term Loan and with other appropriate insertions, (b) a Tranche B Term Note substantially in the form of Exhibit IV-B annexed hereto to evidence that
                             ------------
Lender's Tranche B Term Loan, in the principal amount of that Lender's Tranche B Term Loan and with other appropriate insertions, and (c) a Revolving Note substantially in the form of Exhibit V annexed hereto to evidence that Lender's
                             ---------
Revolving Loans, in the principal amount of that Lender's Revolving Loan Commitment and with other appropriate insertions, and (ii) to Swing Line Lender (or to Administrative Agent for Swing Line Lender) a Swing Line Note substantially in the form of Exhibit VI annexed hereto to evidence Swing Line
                             ----------
Lender's Swing Line Loans, in the principal amount of the Swing Line Loan Commitment and with other appropriate insertions.

          Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Administrative Agent as provided in subsection 10.1B(ii). Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any

Note shall be conclusive and binding on any subsequent holder, assignee or transferee of that Note or of any Note or Notes issued in exchange therefor.

2.2  INTEREST ON THE LOANS.
     ---------------------

     A. RATE OF INTEREST. Subject to the provisions of subsections 2.6 and 2.7, each Term Loan and each Revolving Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Adjusted Eurodollar Rate. Subject to the provisions of subsection 2.7, each Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate. The applicable basis for determining the rate of interest with respect to any Term Loan or any Revolving Loan shall be selected by Company initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B, and the basis for determining the interest rate with respect to any Term Loan or any Revolving Loan may be changed from time to time pursuant to subsection 2.2D. If on any day a Term Loan or Revolving Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate.

          (i) Subject to the provisions of subsections 2.2E and 2.7, the Tranche A Term Loans and the Revolving Loans shall bear interest through maturity as follows:

               (a) if a Base Rate Loan, then at the sum of the Base Rate plus
                                                                         ----
          the Applicable Tranche A Base Rate Margin; or

               (b) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus the Applicable Tranche A Eurodollar Margin.
                          ----

          (ii) Subject to the provisions of subsections 2.2E and 2.7, the Tranche B Term Loans shall bear interest through maturity as follows:

               (a) if a Base Rate Loan, then at the sum of the Base Rate plus
                                                                         ----
          the Applicable Tranche B Base Rate Margin; or

               (b) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus the Applicable Tranche B Eurodollar Margin.
                          ----

          (iii) Subject to the provisions of subsections 2.2E and 2.7, the Swing Line Loans shall bear interest through maturity at the sum of the Base Rate plus the Applicable Tranche A Base Rate Margin minus 0.50% per
               ----                                           -----
     annum.

          Administrative Agent shall determine the applicable margins for interest rates based upon the Consolidated Leverage Ratio indicated by the most recent financial statements dated as of the end of a calendar quarter delivered to Administrative Agent pursuant to subsection 6.1(i) or (ii). Any adjustments to such applicable margins shall become effective three Business Days following the date of delivery of such financial statements to Administrative Agent;

provided, however, that if such financial statements are not delivered within
--------  -------
five Business Days after the date required hereunder (or such later date consented to by Requisite Lenders), such applicable margins shall increase to the maximum percentage amount set forth in the applicable definitions of such terms from the date when such financial statements were required to be delivered to Administrative Agent hereunder until received by Administrative Agent. Upon any change in such applicable margins, Administrative Agent shall promptly notify Company and Lenders of the new applicable margins.

     B. INTEREST PERIODS. In connection with each Eurodollar Rate Loan, Company may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "INTEREST PERIOD") to be applicable to such Loan, which Interest Period shall be, at Company's option, either a one, two, three or six month period; provided
                                                                       --------
that:

          (i) the initial Interest Period for any Eurodollar Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a Eurodollar Rate Loan;

          (ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

          (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would
                              --------
     otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

          (v) no Interest Period with respect to any portion of the Tranche A Term Loans shall extend beyond September 30, 2005, no Interest Period with respect to any portion of the Tranche B Term Loans shall extend beyond September 30, 2006, and no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Loan Commitment Termination Date;

          (vi) no Interest Period with respect to any portion of the Tranche A Term Loans or Tranche B Term Loans shall extend beyond a date on which Company is required to make a scheduled payment of principal of the Tranche A Term Loans or Tranche B Term Loans, as the case may be, unless the sum of
     (a) the aggregate principal amount of Tranche A Term Loans or Tranche B Term Loans, as the case may be, that are Base Rate Loans plus (b) the
                                                              ----
     aggregate principal amount of Tranche A Term Loans or Tranche B Term Loans, as the case may be, that are Eurodollar Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on the Tranche A Term Loans or Tranche B Term Loans, as the case may be, on such date;

          (vii) there shall be no more than twelve (12) Interest Periods outstanding at any time for all of the Loans; and

          (viii) in the event Company fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, Company shall be deemed to have selected an Interest Period of one month.

     C. INTEREST PAYMENTS. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity); provided that in the event any Swing Line Loans or any Revolving
           --------
Loans that are Base Rate Loans are prepaid pursuant to subsection 2.4B(i), interest accrued on such Swing Line Loans or Revolving Loans through the date of such prepayment shall be payable on the next succeeding Interest Payment Date applicable to Base Rate Loans (or, if earlier, at final maturity) without the payment of additional interest on the interest accrued through the date of prepayment of principal pursuant to subsection 2.4B(i).

     D. CONVERSION OR CONTINUATION. Subject to the provisions of subsection 2.6, Company shall have the option (i) to convert at any time all or any part of its out standing Tranche A Term Loans, Tranche B Term Loans or Revolving Loans equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis or (ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount as a Eurodollar Rate Loan; provided, however, that a Eurodollar Rate Loan may only be
                      --------  -------
converted into a Base Rate Loan on the expiration date of an Interest Period applicable to such Eurodollar Rate Loan.

          Company shall deliver a Notice of Conversion/Continuation to Administrative Agent no later than 10:00 A.M. (Chicago time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). A Notice of Conversion/

Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount and type of the Loan to be converted/continued, (iii) the nature of the proposed conversion/continuation,
(iv) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested Interest Period, and (v) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, that no Potential Event of Default or Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, Company may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; provided that such notice
                                                    --------
shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to Administrative Agent on or before the proposed conversion/continuation date. Upon receipt of written or telephonic notice of any proposed conversion/continuation under this subsection 2.2D, Administrative Agent shall promptly transmit such notice by telefacsimile or telephone to each Lender.

          Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Company or for otherwise acting in good faith under this subsection 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected a conversion or continuation, as the case may be, hereunder.

          Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to effect a conversion or continuation in accordance therewith.

     E. DEFAULT RATE. Any principal payments on the Loans not paid when due and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand at a rate that is 2.00% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2.00% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans); provided that, in the case of Eurodollar Rate Loans, upon
                      --------
the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2.00% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

     F. COMPUTATION OF INTEREST. Interest on the Loans shall be computed (i) in the case of Base Rate Loans, on the basis of a 365-day or 366-day year, as the case may be, and (ii) in the case of Eurodollar Rate Loans, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided that if a Loan is repaid on the same
                                --------
day on which it is made, one day's interest shall be paid on that Loan.

2.3  FEES.
     ----

     A. COMMITMENT FEES. Subject to subsection 10.4, Company agrees to pay to Administrative Agent, for distribution to each Lender in proportion to that Lender's Pro Rata Share, commitment fees for the period from and including the Closing Date to and excluding the Revolving Loan Commitment Termination Date equal to (x) the average of the daily excess of the Revolving Loan Commitments over the aggregate principal amount of (i) outstanding Revolving Loans (but not any outstanding Swing Line Loans) plus (ii) the Letter of Credit Usage
                                  ----
multiplied by (y) 0.50% per annum, such commit ment fees to be calculated on the
-------------
basis of a 360-day year and the actual number of days elapsed and to be payable on (I) the Closing Date or the date of the expiration or termination of the Commitments hereunder and (II) thereafter quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Closing Date, and on the Revolving Loan Commitment Termination Date.

     B. OTHER FEES. Company agrees to pay to Arranger, Syndication Agent and/or Administrative Agent all fees specified in separate letter agreements among Arranger, Syndication Agent, Administrative Agent, Company and/or PCC and to pay to Administrative Agent such other fees in the amounts and at the times separately agreed upon between Company and Administrative Agent. Upon payment by Company of such fees, PCC shall have no obligation to pay to Arranger, any Agent or any Lender any fees or sums in respect of such separate letter agreements.

2.4  REPAYMENTS, PREPAYMENTS AND REDUCTIONS IN REVOLVING LOAN COMMITMENTS;
     ---------------------------------------------------------------------
     GENERAL PROVISIONS REGARDING PAYMENTS; APPLICATION OF PROCEEDS OF
     -----------------------------------------------------------------
     COLLATERAL AND PAYMENTS UNDER GUARANTIES.
     ----------------------------------------

     A. SCHEDULED PAYMENTS OF TERM LOANS AND SCHEDULED REDUCTIONS OF REVOLVING LOAN COMMITMENTS.

          (i) Scheduled Payments of Tranche A Term Loans.  Subject to subsection
              ------------------------------------------
     10.4, Company shall make principal payments on the Tranche A Term Loans in installments on the dates and in the amounts set forth below:

                                      Scheduled Repayment
          Date                       of Tranche A Term Loans
          ----                       -----------------------

          December 31, 1999                $2,500,000

          March 31, 2000                   $2,500,000
          June 30, 2000                    $2,500,000
          September 30, 2000               $2,500,000
          December 31, 2000                $3,125,000

          March 31, 2001                   $3,125,000
          June 30, 2001                    $3,125,000
          September 30, 2001               $3,125,000
          December 31, 2001                $3,750,000

          March 31, 2002                   $3,750,000
          June 30, 2002                    $3,750,000
          September 30, 2002               $3,750,000
          December 31, 2002                $4,375,000

          March 31, 2003                   $4,375,000
          June 30, 2003                    $4,375,000
          September 30, 2003               $4,375,000
          December 31, 2003                $5,000,000

          March 31, 2004                   $5,000,000
          June 30, 2004                    $5,000,000
          September 30, 2004               $5,000,000
          December 31, 2004                $6,250,000

          March 31, 2005                   $6,250,000
          June 30, 2005                    $6,250,000
          September 30, 2005               $6,250,000
                                         ------------

            TOTAL                        $100,000,000
                                         ============

    ; provided that the scheduled installments of principal of the Tranche A
      --------
    Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche A Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Tranche A Term Loans and
                             --------  -------
    all other amounts owed hereunder with respect to the Tranche A Term Loans shall be paid in full no later than September 30, 2005, and the final installment payable by Company in respect of the Tranche A Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche A Term Loans.

        (ii) Scheduled Payments of Tranche B Term Loans.  Subject to subsection
             ------------------------------------------
    10.4, Company shall make principal payments on the Tranche B Term Loans in installments on the dates and in the amounts set forth below:

                                      Scheduled Repayment
          Date                       of Tranche B Term Loans
          ----                       -----------------------

          December 31, 1997               $562,500

          March 31, 1998                  $562,500
          June 30, 1998                   $562,500
          September 30, 1998              $562,500
          December 31, 1998               $562,500

          March 31, 1999                  $562,500
          June 30, 1999                   $562,500
          September 30, 1999              $562,500
          December 31, 1999               $562,500

          March 31, 2000                  $562,500
          June 30, 2000                   $562,500
          September 30, 2000              $562,500
          December 31, 2000               $562,500

          March 31, 2001                      $562,500
          June 30, 2001                       $562,500
          September 30, 2001                  $562,500
          December 31, 2001                   $562,500

          March 31, 2002                      $562,500
          June 30, 2002                       $562,500
          September 30, 2002                  $562,500
          December 31, 2002                   $562,500

          March 31, 2003                      $562,500
          June 30, 2003                       $562,500
          September 30, 2003                  $562,500
          December 31, 2003                   $562,500

          March 31, 2004                      $562,500
          June 30, 2004                       $562,500
          September 30, 2004                  $562,500
          December 31, 2004                   $562,500

          March 31, 2005                      $562,500
          June 30, 2005                       $562,500
          September 30, 2005                  $562,500
          December 31, 2005                $51,750,000

          March 30, 2006                   $51,750,000
          June 30, 2006                    $51,750,000
          September 30, 2006               $51,750,000
                                          ------------

             TOTAL                        $225,000,000
                                          ============

    ; provided that the scheduled installments of principal of the Tranche B
      --------
    Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche B Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Tranche B Term Loans and
                             --------  -------
    all other amounts owed hereunder with respect to the Tranche B Term Loans shall be paid in full no later than September 30, 2006, and the final installment payable by Company in respect of the Tranche B Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche B Term Loans.

        (iii) Scheduled Reductions of Revolving Loan Commitments.  The
              --------------------------------------------------

    Revolving Loan Commitments shall be permanently reduced on the dates and in the amounts set forth below:

                                      Scheduled Reduction of
          Date                       Revolving Loan Commitments
          ----                       --------------------------

          December 31, 1999                 $5,000,000

          March 31, 2000                    $5,000,000
          June 30, 2000                     $5,000,000
          September 30, 2000                $5,000,000
          December 31, 2000                 $6,250,000

          March 31, 2001                    $6,250,000
          June 30, 2001                     $6,250,000
          September 30, 2001                $6,250,000
          December 31, 2001                 $7,500,000

          March 31, 2002                    $7,500,000
          June 30, 2002                     $7,500,000
          September 30, 2002                $7,500,000
          December 31, 2002                 $8,750,000

          March 31, 2003                    $8,750,000
          June 30, 2003                     $8,750,000
          September 30, 2003                $8,750,000
          December 31, 2003                $10,000,000

          March 31, 2004                   $10,000,000
          June 30, 2004                    $10,000,000
          September 30, 2004               $10,000,000
          December 31, 2004                $12,500,000

          March 31, 2005                   $12,500,000
          June 30, 2005                    $12,500,000
          September 30, 2005               $12,500,000

            TOTAL                         $200,000,000
                                          ============

    ; provided that the scheduled reductions of the Revolving Loan Commitments
      --------
    set forth above shall be reduced in connection with any voluntary or mandatory reductions of the Revolving Loan Commitments in accordance with subsection 2.4B(iv).

        B.   PREPAYMENTS AND UNSCHEDULED REDUCTIONS IN REVOLVING LOAN
COMMITMENTS.

        (i) Voluntary Prepayments.  Company may, upon written or telephonic
            ---------------------
    notice to Administrative Agent on or prior to 12:00 Noon (Chicago time) on the date of prepayment, which notice, if telephonic, shall be promptly confirmed in writing, at any time and from time to time prepay any Swing Line Loan on any Business Day in whole or in part in an aggregate minimum amount that is an integral multiple of $1,000,000. Company may, upon not less than one Business Day's prior written or telephonic notice, in the case of Base Rate Loans, and three Business Days' prior written or telephonic notice, in the case of Eurodollar Rate Loans, in each case given to Administrative Agent by 12:00 Noon (Chicago time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time prepay any Term Loans or Revolving Loans on any Business Day in whole or in part in an aggregate minimum amount that is an integral multiple of $1,000,000; provided, however, that a Eurodollar Rate
                                     --------  -------
    Loan may only be prepaid on the expiration of the Interest Period applicable thereto unless Company pays any additional compensation required by subsection 2.6D. Any such voluntary prepayment shall be applied as specified in subsection 2.4B(iv). Any prepayments under this subsection 2.4B(i) shall be subject to subsection 10.4.

        (ii) Voluntary Reductions of Revolving Loan Commitments.  Company may,
             --------------------------------------------------
    upon not less than three Business Days' prior written or telephonic notice confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the Total Utilization of Revolving Loan Commitments at the time of such proposed termination or reduction; provided that any such partial reduction of the Revolving Loan
               --------
    Commitments shall be in an aggregate minimum amount that is an integral multiple of $1,000,000. Company's notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Loan Commitments shall be effective on the date specified in Company's notice and shall reduce the Revolving Loan Commitment of each Lender proportionately to its Pro Rata Share. Any such voluntary reduction of the Revolving Loan Commitments shall be applied as specified in subsection 2.4B(iv).

        (iii)  Mandatory Prepayments and Mandatory Reductions of Revolving Loan
               ----------------------------------------------------------------
    Commitments.  The Loans shall be prepaid and/or the Revolving Loan
    -----------
    Commitments shall be permanently reduced in the amounts and under the circumstances set forth below, all such prepayments and/or reductions to be applied as set forth below or as more specifically provided in subsection 2.4B(iv):

                  (a) Prepayments and Reductions From Net Asset Sale Proceeds.
                      -------------------------------------------------------
         No later than the third Business Day following the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of Asset Sales in an aggregate cumulative amount equal to or greater than $5,000,000 during any given Fiscal Year, Company shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to such Net Asset Sale Proceeds; provided, however, that
                                                       --------  -------
         the Net Asset Proceeds received by Company or any of its Subsidiaries from any Asset Sale of any Cellular System permitted under subsection 7.7(vi) shall be excluded from the requirements of this subsection 2.4B(iii)(a) to the extent such proceeds are reinvested in another Cellular System pursuant to subsections 7.7(iii) and (vi).

                  (b) Prepayments and Reductions Due to Issuance of Equity
                      ----------------------------------------------------
         Securities.  No later than the third Business Day following the date of
         ----------
         receipt by Holdings or any of its Subsidiaries of Non-Excluded Net Equity Proceeds, Company shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 50% of such Non-Excluded Net Equity Proceeds.

                  (c) Prepayments and Reductions Due to Issuance of Debt
                      --------------------------------------------------
         Securities.  No later than the third Business Day following the date of
         ----------
         receipt by Holdings or any of its Subsidiaries of Non-Excluded Net Debt Proceeds, Company shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to such Non-Excluded Net Debt Proceeds; provided, however, that (1) the
                                                 --------  -------
         Non-Excluded Net Debt Proceeds received by Company or any of its Subsidiaries from the issuance of debt Securities permitted under subsections 7.1(i)-(x) shall be excluded from the requirements of this subsection 2.4B(iii)(c) and (2) the Non-Excluded Net Debt Proceeds received by Company or any of its Subsidiaries from the issuance of debt Securities permitted under subsection 7.1(xi) shall be excluded from the requirements of this subsection 2.4B(iii)(c) to the extent such proceeds are used to make Permitted Acquisitions pursuant to subsection 7.7(iii).

                  (d) Prepayments and Reductions from Consolidated Excess Cash
                      --------------------------------------------------------
         Flow.  In the event that there shall be Consolidated Excess Cash Flow
         ----
         for any Fiscal Year (commencing with Fiscal Year 1998), Company shall prepay no later than 90 days after the end of such Fiscal Year the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 50% of such Consolidated Excess Cash Flow.

                  (e) Calculations of Net Proceeds Amounts; Additional
                      ------------------------------------------------
         Prepayments and Reductions Based on Subsequent Calculations.
         -----------------------------------------------------------
         Concurrently with any prepayment of the Loans and/or reduction of the Revolving Loan Commitments pursuant to subsections 2.4B(iii)(a)-(d), Company shall deliver to Administrative Agent an Officer's Certificate demonstrating the calculation of the amount (the "NET PROCEEDS AMOUNT") of the applicable Net Asset Sale Proceeds or Non-Excluded Net Equity Proceeds or Non-Excluded Net Debt

         Proceeds, or the applicable Consolidated Excess Cash Flow, as the case may be, that gave rise to such prepayment and/or reduction.

             (f) Prepayments Due to Reductions or Restrictions of Revolving Loan
                 ---------------------------------------------------------------
         Commitments.  Company shall from time to time prepay first the Swing
         -----------                                          -----
         Line Loans and second the Revolving Loans to the extent necessary (1)
                        ------
         so that the Total Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitments then in effect and
         (2) to give effect to the limitations set forth in the second paragraph of subsection 2.1A(iii) and in the second paragraph of subsection 2.1A(iv).

        (iv) Application of Prepayments and Unscheduled Reductions of Revolving
             ------------------------------------------------------------------
    Loan Commitments.
    ----------------

             (a) Application of Voluntary Prepayments by Type of Loans and Order
                 ---------------------------------------------------------------
         of Maturity.  Any voluntary prepayments pursuant to subsection 2.4B(i)
         -----------
         shall be applied as specified by Company in the applicable notice of prepayment; provided that in the event Company fails to specify the
                     --------
         Loans to which any such prepayment shall be applied, such prepayment shall be applied first to repay outstanding Swing Line Loans to the
                          -----
         full extent thereof, second to repay outstanding Term Loans to the full
                              ------
         extent thereof, and third to repay outstanding Revolving Loans to the
                             -----
         full extent thereof. Any voluntary prepayments of the Term Loans pursuant to subsection 2.4B(i) shall be applied to prepay the Tranche A Term Loans and the Tranche B Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) first to scheduled installments of principal of the Tranche A Term
         -----
         Loans and the Tranche B Term Loans scheduled within one year of the prepayment in forward order of maturity on a pro rata basis and second
                                                                         ------
         to prepay the remaining scheduled installments of principal of the Tranche A Term Loans and the Tranche B Term Loans set forth in subsections 2.4A(i) and 2.4A(ii), respectively, on a pro rata basis.

                  (b) Application of Mandatory Prepayments by Type of Loans.
                      -----------------------------------------------------
         Any amount (the "APPLIED AMOUNT") required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Revolving Loan Commitments pursuant to subsections 2.4B(iii)(a)-(d) shall be applied first to prepay the Term Loans to the full extent thereof, second, to
         -----                                                      ------
         the extent of any remaining portion of the Applied Amount, to prepay the Swing Line Loans to the full extent thereof and to permanently reduce the Revolving Loan Commitments by the amount of such prepayment, third, to the extent of any remaining portion of the Applied Amount, to
         -----
         prepay the Revolving Loans to the full extent thereof and to further permanently reduce the Revolving Loan Commitments by the amount of such prepayment, and fourth, to the extent of any remaining portion of the
                         ------
         Applied Amount, to further permanently reduce the Revolving Loan Commitments to the full extent thereof.

             (c) Application of Mandatory Prepayments of Term Loans to Tranche A
                 ---------------------------------------------------------------
         Term Loans and Tranche B Term Loans and the Scheduled Installments of
         ---------------------------------------------------------------------
         Principal Thereof.
         -----------------

                      (1) Any mandatory prepayments of the Term Loans pursuant
              to subsection 2.4B(iii) shall be applied to prepay the Tranche A Term Loans and the Tranche B Term Loans on a pro rata basis in accordance with the respective outstanding principal amounts thereof; provided that, in the case of any such mandatory
                       --------
              prepayment of the Tranche B Term Loans with respect to which Company has given Administrative Agent written notification, prior to Administrative Agent's receipt of such mandatory prepayment, that Company has elected to give each Lender of Tranche B Term Loans the option to waive their rights to receive such prepayment (a "WAIVABLE MANDATORY PREPAYMENT"), Administrative Agent shall, upon receipt of such Waivable Mandatory Prepayment, notify each Lender of Tranche B Term Loans of such receipt and of the amount of such Waivable Mandatory Prepayment to be applied to such Lender's Tranche B Term Loan and of the designation of such Waivable Mandatory Prepayment as such by Company; provided further
                                                                -------- -------
              that Company shall use its reasonable efforts to notify Tranche B Term Lenders of such Waivable Mandatory Prepayment three Business Days prior to the payment to Administrative Agent of such Waivable Mandatory Prepayment (it being understood that Company shall have no liability for failing to so notify Tranche B Term Lenders). In the event any Tranche B Term Lender desires to waive such Lender's right to receive such Waivable Mandatory Prepayment, (A) such Lender shall so advise Administrative Agent in writing no later than the close of business on the date it receives such notice from Administrative Agent and (B) upon application of such proceeds from such Lender, (I) Administrative Agent shall apply 50% of the amount so waived by such Lender to prepay the Tranche A Term Loans and to reduce the unpaid scheduled installments of principal of the Tranche A Term Loans set forth in subsection 2.4A(i) on a pro rata basis and (II) in the case of amounts so waived prior to payment to Administrative Agent, Company shall retain the remainder of the amount so waived and in the case of amounts so waived after payment to Administrative Agent, Administrative Agent shall return the remainder of the amount so waived by such Lender to Company. Any amounts so waived by any Tranche B Lender thereupon shall be scheduled to be paid to such Lender on September 30, 2006, and, if not paid prior to such date, shall be paid on such date as required by the second proviso of subsection 2.4A(ii).

                      (2) Any mandatory prepayments applied to the Tranche A
              Term Loans or the Tranche B Term Loans pursuant to subsection

              2.4B(iv)(c)(1) shall be applied on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) to reduce each scheduled installments of principal of the Tranche A Term Loans or the Tranche B Term Loans, as the case may be, set forth in subsection 2.4A(i) or 2.4A(ii) that is unpaid at the time of such prepayment.

             (d) Application of Prepayments to Base Rate Loans and Eurodollar
                 ------------------------------------------------------------
         Rate Loans.  Considering Tranche A Term Loans, Tranche B Term Loans and
         ----------
         Revolving Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Company pursuant to subsection 2.6D.

             (e) Application of Reductions of Revolving Loan Commitments.  Any
                 -------------------------------------------------------
         voluntary reduction of the Revolving Loan Commitments pursuant to subsection 2.4B(ii) shall be applied at the Company's option either (x)

         first to scheduled reductions of the Revolving Loan Commitments
         -----
         scheduled within one year of the prepayment in forward order of maturity and second to reduce the remaining scheduled reductions of the
                      ------
         Revolving Loan Commitments set forth in subsections 2.4A(iii) on a pro rata basis or (y) to reduce the scheduled reductions of the Revolving Loan Commitments set forth in subsection 2.4A(iii) on a pro rata basis. Any mandatory reduction of the Revolving Loan Commitments pursuant to subsection 2.4B(iii) shall be applied on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) to each scheduled reduction of the Revolving Loan Commitments set forth in subsection 2.4A(iii) that is remaining at the time of such mandatory reduction.

    C.   GENERAL PROVISIONS REGARDING PAYMENTS.

        (i) Manner and Time of Payment.  All payments by Company of principal,
            --------------------------
    interest, fees and other Obligations hereunder and under the Notes shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 Noon (Chicago time) on the date due at the Funding and Payment Office for the account of Lenders. Funds received by Administrative Agent after such time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day.

        (ii) Application of Payments to Principal and Interest.  Except as
             -------------------------------------------------
    provided in subsection 2.2C, all payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest before application to principal.

        (iii)  Apportionment of Payments.  Aggregate principal and interest
               -------------------------
    payments in respect of Term Loans and Revolving Loans shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to Lenders' respective Pro Rata Shares. Administrative Agent shall promptly distribute to each Lender, at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request, its Pro Rata Share of all such payments received by Administrative Agent and the commitment fees of such Lender when received by Administrative Agent pursuant to subsection 2.3. Notwithstanding the foregoing provisions of this subsection 2.4C(iii), if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

        (iv) Payments on Business Days.  Subject to subsection 2.2B, whenever
             -------------------------
    any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

        (v) Notation of Payment.  Each Lender agrees that before disposing of
            -------------------
    any Note held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided
                                                                     --------

    that the failure to make (or any error in the making of) a notation of any Loan made under such Note shall not limit or otherwise affect the Obligations of Company hereunder or under such Note with respect to any Loan or any payments of principal or interest on such Note.

    D.   APPLICATION OF PROCEEDS OF COLLATERAL AND PAYMENTS UNDER
GUARANTIES.

        (i) Application of Proceeds of Collateral.  Except as provided in
            -------------------------------------
    subsection 2.4B(iii)(a) with respect to prepayments from Net Asset Sale Proceeds, all proceeds received by Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral under any Collateral Document shall be applied in full or in part by Administrative Agent against the applicable Secured Obligations (as defined in such Collateral Document) in the following order of priority:

             (a) To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Administrative Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Administrative Agent in connection therewith, and all amounts for which Administrative Agent is entitled to indemnification under such Collateral Document and all advances made by Administrative Agent thereunder for the account of the applicable Loan Party, and to the payment of all costs and expenses paid or incurred by Administrative Agent in connection with the exercise of any right or remedy under such Collateral Document, all in accordance with the terms of this Agreement and such Collateral Document;

             (b) thereafter, to the extent of any excess such proceeds, to the payment of all other such Secured Obligations for the ratable benefit of the holders thereof; and

             (c) thereafter, to the extent of any excess such proceeds, to the payment to or upon the order of such Loan Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

        (ii) Application of Payments Under Guaranties.  All payments received by
             ----------------------------------------
    Administrative Agent under any of the Guaranties shall be applied promptly from time to time by Administrative Agent in the following order of priority:

             (a) To the payment of the costs and expenses of any collection or other realization under any of the Guaranties, including reasonable compensation to Administrative Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Administrative Agent in connection therewith, all in accordance with the terms of this Agreement and such Guaranty;

             (b) thereafter, to the extent of any excess such payments, to the payment of all other Guarantied Obligations (as defined in such Guaranty) for the ratable benefit of the holders thereof; and

             (c) thereafter, to the extent of any excess such payments, to the payment to Holdings or the applicable Subsidiary Guarantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

2.5     USE OF PROCEEDS.
        ---------------

        A. TERM LOANS. The proceeds of the Term Loans, together with up to $100,000,000 in proceeds of the initial Revolving Loans (the "MERGER REVOLVING LOANS"), the proceeds of the debt and equity capitalization of Company described in subsection 4.1D and the Fort Myers Sale Proceeds, shall be applied by Company
(i) to fund the Purchase Price for the Palmer Shares, (ii) to refinance all outstanding Indebtedness of Palmer and its Subsidiaries in an aggregate principal amount not to exceed $381,400,000, (iii) to pay Transaction Costs in an aggregate amount not to exceed $25,500,000, and (iv) to fund Company's cash account in an amount not to exceed $600,000.

        B. REVOLVING LOANS; SWING LINE LOANS. The proceeds of the Merger Revolving Loans shall be applied by Company as provided in subsection 2.5A. The proceeds of any other Revolving Loans and any Swing Line Loans shall be applied by Company for working capital and general corporate purposes, which may include the financing of Permitted Acquisitions in accordance with subsection 7.7(iii) and the making of intercompany loans to any of Company's Intercompany Subsidiaries in accordance with subsection 7.1(iv) for their own working capital, and Standby Letters of Credit shall be issued for the purposes set forth in the definition of such term.

        C. MARGIN REGULATIONS. No portion of the proceeds of any borrowing under this Agreement shall be used by Company or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation G, Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

2.6     SPECIAL PROVISIONS GOVERNING EURODOLLAR RATE LOANS.
        --------------------------------------------------

          Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

        A. DETERMINATION OF APPLICABLE INTEREST RATE. As soon as practicable after 10:00 A.M. (Chicago time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each Lender.

        B. INABILITY TO DETERMINE APPLICABLE INTEREST RATE. In the event that Administrative Agent shall have reasonably determined in good faith (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Company and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Company and Lenders that the circumstances giving rise to such notice no longer exist and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Company.

        C. ILLEGALITY OF EURODOLLAR RATE LOANS. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Company and Administrative Agent) that the making, maintaining or continuation of Loans bearing interest determined by reference to the Adjusted Eurodollar Rate has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), then, and in any such event, such Lender shall be an "AFFECTED LENDER" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Company and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter (a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (c) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans (the "AFFECTED LOANS") shall be terminated without penalty or breakage compensation at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and
(d) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, Company shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement.

        D. COMPENSATION FOR BREAKAGE OR NON-COMMENCEMENT OF INTEREST PERIODS. Company shall compensate each Lender, upon written request by that Lender (which request shall set forth the manner and method of computing such compensation for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or re-employment of such funds) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request for conversion or continuation, (ii) if any prepayment (including without limitation any prepayment pursuant to subsection 2.4B(i)) or other principal payment or any conversion of any of its Eurodollar Rate Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan, (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Company, or (iv) as a consequence of any other default by Company in the repayment of its Eurodollar Rate Loans when required by the terms of this Agreement.

        E. BOOKING OF EURODOLLAR RATE LOANS. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

        F. ASSUMPTIONS CONCERNING FUNDING OF EURODOLLAR RATE LOANS. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Eurodollar
            --------  -------
Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 2.7A.

        G. EURODOLLAR RATE LOANS AFTER DEFAULT. After the occurrence of and during the continuation of a Potential Event of Default or an Event of Default,
(i) Company may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan and (ii) subject to the provisions of subsection 2.6D, any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be rescinded by Company and be deemed a request to convert or continue Loans referred to therein as Base Rate Loans.

2.7     INCREASED COSTS; TAXES; CAPITAL ADEQUACY.
        ----------------------------------------

        A. COMPENSATION FOR INCREASED COSTS AND TAXES. Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Lender shall reasonably determine in good faith (which determination shall, absent error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

        (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

        (ii) imposes, modifies or holds applicable any reserve (including without limitation any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate); or

        (iii) imposes on Lender (or its applicable lending office) any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the London interbank market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto, in each case which is deemed by such Lender to be material, then, in any such case, Company shall promptly pay to such Lender, within 10 Business Days after receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder; provided that a Lender shall not be entitled to avail itself of the
           --------
benefit of this subsection 2.7A to the extent it had an ability (subject to subsection 2.8A) prior to incurrence of such increased costs or taxes to reduce or avoid the same through the relocation of its lending office or otherwise (and failed to do so) and to the extent that any such increased cost or reduction in amounts was incurred more than six months prior to the time it gives notice to Company (as provided in the next sentence) of the relevant circumstance, unless such circumstance arose or became applicable retroactively, in which case such Lender shall not be limited to such six month period so long as such Lender has given such notice to Company no later than one year from the time such circumstance became applicable to such Lender. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the facts and circumstances giving rise to the claim for additional amounts to such Lender under this subsection 2.7A, which statement shall be conclusive and binding upon all parties hereto absent error.

    B.   WITHHOLDING OF TAXES.

        (i) Payments to Be Free and Clear.  All sums payable by Company under
            -----------------------------
    this Agreement and the other Loan Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of Company or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

        (ii) Grossing-up of Payments.  If Company or Administrative Agent is
             -----------------------
    required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by Company to Administrative Agent or any Lender under any of the Loan Documents:

             (a) Company shall notify Administrative Agent of any such requirement or any change in any such requirement as soon as Company becomes aware of it;

             (b) Company shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on Company) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender;

             (c) the sum payable by Company in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made;

             (d) within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, Company shall deliver to Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority; and

             (e) to the extent Administrative Agent or a Lender receives a refund in respect of any amount for any Taxes for which Company has made a payment pursuant to this subsection 2.7B(ii), Administrative Agent or such

         Lender, as the case may be, shall pay over to Company the amount of such refund within 30 days of receipt of such refund;

    provided that no such additional amount shall be required to be paid to any
    --------
    Lender under clause (c) above except to the extent that any change after the date hereof (in the case of each Lender listed on the signature pages hereof) or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this Agreement or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender.

        (iii)  Evidence of Exemption from U.S. Withholding Tax.
               -----------------------------------------------

             (a) Each Lender that is organized under the laws of any jurisdiction other than the United States or any state or other political subdivision thereof (for purposes of this subsection 2.7B(iii), a "NON-US LENDER") shall deliver to Administrative Agent for transmission to Company, on or prior to the Closing Date (in the case of each Lender listed on the signature pages hereof) or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Company or Administrative Agent (each in the reasonable exercise of its discretion), (1) two original copies of Internal Revenue Service Form 1001 or 4224 (or any successor forms), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents or (2) if such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (1) above, a Certificate re Non-Bank Status together with two original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

             (b) Each Lender required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to subsection 2.7B(iii)(a) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Lender shall promptly (1) deliver to Administrative Agent for transmission to Company two new original copies of Internal Revenue Service Form 1001 or 4224, or a Certificate re Non-Bank Status and two original copies of Internal Revenue Service Form W-8, as the case may be, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Loan Documents or
         (2) notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence.

                  (c) Company shall not be required to pay any additional amount to any Non-US Lender under clause (c) of subsection 2.7B(ii) if such Lender shall have failed to satisfy the requirements of clause (a) or
         (b)(1) of this subsection 2.7B(iii); provided that if such Lender shall
                                              --------
         have satisfied the requirements of subsection 2.7B(iii)(a) on the Closing Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection 2.7B(iii)(c) shall relieve Company of its obligation to pay any additional amounts pursuant to clause (c) of subsection 2.7B(ii) in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in subsection 2.7B(iii)(a).

     C.  CAPITAL ADEQUACY ADJUSTMENT.  If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any such Lender's holding company, if any, as a consequence of, or with reference to, such Lender's Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such Lender's holding company, if any, could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such holding company with regard to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within five Business Days after receipt by Company from such Lender of the statement referred to in the next sentence, Company shall pay to such Lender within
15 Business Days of receipt such statement such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction; provided that a Lender shall not be
                                          --------
entitled to avail itself of the benefit of this subsection 2.7C to the extent that any such reduction of return was incurred more than six months prior to the time such Lender gives notice to Company, unless such reduction arose retroactively, in which case such Lender shall give such notice within six months from the time such reductions become applicable to such Lender. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the facts and circumstances giving rise to the claim for such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent error.

2.8     OBLIGATION OF LENDERS AND ISSUING LENDERS TO MITIGATE; REPLACEMENT OF
        ---------------------------------------------------------------------
LENDER.
------

        A. OBLIGATION TO MITIGATE. Each Lender and Issuing Lender agrees that, as promptly as practicable after such Lender or Issuing Lender becomes aware (or should have become aware in the exercise of reasonable diligence) of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender or Issuing Lender to receive payments under subsection 2.7 or subsection 3.6, it will, to the extent not inconsistent with the internal policies of such Lender or Issuing Lender and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain the Commitments of such Lender or the affected Loans or Letters of Credit of such Lender or Issuing Lender through another lending or letter of credit office of such Lender or Issuing Lender, or
(ii) take such other measures as such Lender or Issuing Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender or Issuing Lender pursuant to subsection 2.7 or subsection 3.6 would be materially reduced and if, as determined by such Lender or Issuing Lender in its sole discretion, the making, issuing, funding or maintaining of such Commitments or Loans or Letters of Credit through such other lending or letter of credit office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or Letters of Credit or the interests of such Lender or Issuing Lender. A certificate as to the amount of any such expenses payable by Company pursuant to this subsection 2.8 (setting forth in reasonable detail the facts and circumstances giving rise to the claim for such amount) submitted by such Lender or Issuing Lender to Company (with a copy to Administrative Agent) shall be conclusive absent error.

        B. REPLACEMENT OF LENDER. If Company receives a notice pursuant to subsection 2.6C or 2.7A, so long as (i) no Potential Event of Default or Event of Default shall have occurred and be continuing and Company has obtained a commitment from another Lender or an Eligible Assignee to purchase at par such Lender's Loans, Commitments and other Obligations and to assume all obligations of the Lender to be replaced, (ii) at such time the

Lender to be replaced is not an Issuing Lender with respect to any Letters of Credit outstanding (unless all such Letters of Credit are terminated or arrangements acceptable to such Issuing Lender (such as a "back-to-back" letter of credit) are made) and (iii) such Lender to be replaced is unwilling to withdraw the notice delivered to Company, then upon 10 Business Days prior written notice to such Lender and Administrative Agent, Company may require the Lender giving such notice to assign all of its Loans, Commitments and other Obligations to such other Lender or Eligible Assignee pursuant to the provisions of subsection 10.1B; provided that prior to or concurrently with such
                     --------
replacement (i) Company shall have paid to the Lender giving such notice all amounts due under subsections 2.6D and 2.7A through such date of replacement,
(ii) Company or the applicable assignee shall have paid to Administrative Agent (unless waived) the processing and recordation fee required to be paid by subsection 10.1B(i) and (iii) all of the requirements for such assignment contained in subsection 10.1B, including, without limitation, the consent of Administrative Agent (if required) and the receipt by Administrative Agent of an executed Assignment Agreement and other supporting documents, shall have been fulfilled.


SECTION 3.   LETTERS OF CREDIT

3.1     ISSUANCE OF LETTERS OF CREDIT AND LENDERS' PURCHASE OF PARTICIPATIONS
        ---------------------------------------------------------------------
THEREIN.
-------

        A. LETTERS OF CREDIT. In addition to Company requesting that Lenders make Revolving Loans pursuant to subsection 2.1A(iii) and that Swing Line Lender make Swing Line Loans pursuant to subsection 2.1A(iv), Company may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date, that one or more Lenders issue Letters of Credit for the account of Company for the purposes specified in the definition of Standby Letters of Credit. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, any one or more Lenders may, but (except as provided in subsection 3.1B(ii)) shall not be obligated to, issue such Letters of Credit in accordance with the provisions of this subsection 3.1; provided that Company shall not request that
                                   --------
any Lender issue (and no Lender shall issue):

        (i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Revolving Loan Commitments would exceed the difference of (a) the Revolving Loan Commitments then in effect less (b) an amount
                                                         ----
    equal to the aggregate principal amount of Indebtedness incurred by Company and its Subsidiaries under clause (x) of Section 4.12 of the Subordinated
    Note Indenture then outstanding, if any;

        (ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $25,000,000;

        (iii) any Letter of Credit having an expiration date later than the earlier of (a) the Revolving Loan Commitment Termination Date and (b) the date which is one year from the date of issuance of such Standby Letter of Credit; provided
                                                                     --------
    that the immediately preceding clause (b) shall not prevent any Issuing Lender from agreeing that a Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless such Issuing Lender elects not to extend for any such additional period; and provided, further that such Issuing Lender shall elect not to extend
    --------  -------
    such Standby Letter of Credit if it has knowledge that an Event of Default has occurred and is continuing (and has not been waived in accordance with subsection 10.6) at the time such Issuing Lender must elect whether or not to allow such extension; or

             (iv) any Letter of Credit denominated in a currency other than Dollars.

    B.   MECHANICS OF ISSUANCE.

        (i) Notice of Issuance.  Whenever Company desires the issuance of a
            ------------------
    Letter of Credit, it shall deliver to Administrative Agent a Notice of Issuance of Letter of Credit substantially in the form of Exhibit III
                                                              -----------
    annexed hereto no later than 12:00 Noon (Chicago time) at least three Business Days, or such shorter period as may be agreed to by the Issuing Lender in any particular instance, in advance of the proposed date of issuance. The Notice of Issuance of Letter of Credit shall specify (a) the proposed date of issuance (which shall be a Business Day), (b) whether the Letter of Credit is to be a Standby Letter of Credit [a Commercial Letter of Credit], (c) the face amount of the Letter of Credit, (d) the expiration date of the Letter of Credit, (e) the name and address of the beneficiary, and (f) either the verbatim text of the proposed Letter of Credit or the proposed terms and conditions thereof, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Lender to make payment under the Letter of Credit;

    provided that the Issuing Lender, in its reasonable discretion, may require
    --------
    changes in the text of the proposed Letter of Credit or any such documents; and provided, further that no Letter of Credit shall require payment against
        --------  -------
    a conforming draft to be made thereunder on the same business day (under the laws of the jurisdiction in which the office of the Issuing Lender to which such draft is required to be presented is located) that such draft is presented if such presentation is made after 10:00 A.M. (in the time zone of such office of the Issuing Lender) on such business day.

        (ii) Determination of Issuing Lender.  Upon receipt by Administrative
             -------------------------------
    Agent of a Notice of Issuance of Letter of Credit pursuant to subsection 3.1B(i) requesting the issuance of a Letter of Credit, in the event Administrative Agent elects to issue such Letter of Credit, Administrative Agent shall promptly so notify Company, and Administrative Agent shall be the Issuing Lender with respect thereto. In the event that Administrative Agent, in its sole discretion, elects not to issue such Letter of Credit, Administrative Agent shall promptly so notify Company, whereupon Company may request any other Lender to issue such Letter of Credit by delivering to such Lender a copy of the applicable Notice of Issuance of Letter of Credit. Any

    Lender so requested to issue such Letter of Credit shall promptly notify Company and Administrative Agent whether or not, in its sole discretion, it has elected to issue such Letter of Credit, and any such Lender which so elects to issue such Letter of Credit shall be the Issuing Lender with respect thereto. In the event that all other Lenders shall have declined to issue such Letter of Credit, notwithstanding the prior election of Administrative Agent not to issue such Letter of Credit, Administrative Agent shall be obligated to issue such Letter of Credit and shall be the Issuing Lender with respect thereto, notwithstanding the fact that the Letter of Credit Usage with respect to such Letter of Credit and with respect to all other Letters of Credit issued by Administrative Agent, when aggregated with Administrative Agent's outstanding Revolving Loans and Swing Line Loans, may exceed Administrative Agent's Revolving Loan Commitment then in effect; provided that Administrative Agent shall not be obligated to
               --------
    issue any Letter of Credit denominated in a foreign currency.

        (iii)  Issuance of Letter of Credit.  Upon satisfaction or waiver (in
               ----------------------------
    accordance with subsection 10.6) of the conditions set forth in subsection 4.3, the Issuing Lender shall issue the requested Letter of Credit in accordance with the Issuing Lender's standard operating procedures.

        (iv) Notification to Lenders.  Upon the issuance of any Letter of Credit
             -----------------------
    the applicable Issuing Lender shall promptly notify Administrative Agent and each other Lender of such issuance, which notice shall be accompanied by a copy of such Letter of Credit. Promptly after receipt of such notice (or, if Administrative Agent is the Issuing Lender, together with such notice), Administrative Agent shall notify each Lender of the amount of such Lender's respective participation in such Letter of Credit, determined in accordance with subsection 3.1C.

        (v) Reports to Lenders.  Within 15 days after the end of each calendar
            ------------------
    quarter ending after the Closing Date, so long as any Letter of Credit shall have been outstanding during such calendar quarter, each Issuing Lender shall deliver to each other Lender a report setting forth for such calendar quarter the daily aggregate amount available to be drawn under the Letters of Credit issued by such Issuing Lender that were outstanding during such calendar quarter.

    C. LENDERS' PURCHASE OF PARTICIPATIONS IN LETTERS OF CREDIT. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Lender a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender's Pro Rata Share of the maximum amount which is or at any time may become available to be drawn thereunder.

3.2     LETTER OF CREDIT FEES.
        ---------------------

             Company agrees to pay the following amounts with respect to Letters of Credit issued hereunder:

        (i) with respect to each Letter of Credit, (1) a fronting fee, payable directly to the applicable Issuing Lender for its own account, equal to the greater of (x) $500 and (y) 0.25% per annum of the daily amount available to be drawn under such Letter of Credit and (2) a letter of credit fee, payable to Administrative Agent for the account of Lenders, equal to (a) the Applicable Tranche A Eurodollar Margin multiplied by (b) the daily amount
                                           -------------
    available to be drawn under such Letter of Credit, each such fronting fee or letter of credit fee to be payable in arrears on and to (but excluding) each March 31, June 30, September 30 and December 31 of each year and computed on the basis of a 360-day year for the actual number of days elapsed; and

        (ii) with respect to the issuance, amendment or transfer of each Letter of Credit and each payment of a drawing made thereunder (without duplication of the fees payable under clause (i) above), documentary and processing charges payable directly to the applicable Issuing Lender for its own account in accordance with such Issuing Lender's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

For purposes of calculating any fees payable under clause (i) of this subsection 3.2, the daily amount available to be drawn under any Letter of Credit shall be determined as of the close of business on any date of determination. Promptly upon receipt by Administrative Agent of any amount described in clause (i)(b) or
(ii)(b) of this subsection 3.2, Administrative Agent shall distribute to each Lender its Pro Rata Share of such amount.

3.3     DRAWINGS AND REIMBURSEMENT OF AMOUNTS PAID UNDER LETTERS OF CREDIT.
        ------------------------------------------------------------------

        A. RESPONSIBILITY OF ISSUING LENDER WITH RESPECT TO DRAWINGS. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit.

        B. REIMBURSEMENT BY COMPANY OF AMOUNTS PAID UNDER LETTERS OF CREDIT. In the event an Issuing Lender has determined to honor a drawing under a Letter of Credit issued by it, such Issuing Lender shall immediately notify Company and Administrative Agent, and Company shall reimburse such Issuing Lender on or before the Business Day immediately following the date on which such drawing is honored (the "REIMBURSEMENT DATE") in an amount in Dollars and in same day funds equal to the amount of such honored drawing; provided that, anything contained
                                             --------
in this Agreement to the contrary notwithstanding, (i) unless Company shall have notified Administrative Agent and such Issuing Lender prior to 10:00 A.M. (Chicago time) on the date such drawing is honored that Company intends to reimburse such Issuing Lender for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, Company shall be deemed to have given a timely Notice of Borrowing to Administrative Agent requesting Lenders to make Revolving Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such honored drawing and (ii) subject to satisfaction or waiver of the conditions specified in subsection 4.2B, Lenders shall, on the Reimbursement Date, make Revolving Loans that are Base Rate Loans in the amount of such honored drawing, the proceeds of which shall be applied directly by Administrative Agent to reimburse such Issuing Lender for the amount of such honored drawing; and provided, further that if for any reason proceeds of
                     --------  -------
Revolving Loans are not received by such Issuing Lender on the Reimbursement Date in an amount equal to the amount of such honored drawing, Company shall reimburse such Issuing Lender, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this subsection 3.3B shall be deemed to relieve any Lender from its obligation to make Revolving Loans on the terms and conditions set forth in this Agreement, and Company shall retain any and all rights it may have against any Lender resulting from the failure of such Lender to make such Revolving Loans under this subsection 3.3B.

    C.   PAYMENT BY LENDERS OF UNREIMBURSED AMOUNTS PAID UNDER LETTERS OF
CREDIT.

         (i) Payment by Lenders.  In the event that Company shall fail for any
             ------------------
    reason to reimburse any Issuing Lender as provided in subsection 3.3B in an amount equal to the amount of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall promptly notify each other Lender of the unreimbursed amount of such honored drawing and of such other Lender's respective participation therein based on such Lender's Pro Rata Share. Each Lender shall make available to such Issuing Lender an amount equal to its respective participation, in Dollars and in same day funds, at the office of such Issuing Lender specified in such notice, not later than 12:00 Noon (Chicago time) on the first business day (under the laws of the jurisdiction in which such office of such Issuing Lender is located) after the date notified by such Issuing Lender. In the event that any Lender fails to make available to such Issuing Lender on such business day the amount of such Lender's participation in such Letter of Credit as provided in this subsection 3.3C, such Issuing Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Effective Rate for three Business Days and thereafter at the Base Rate. Nothing in this subsection 3.3C shall be deemed to prejudice the right of any Lender to recover from any Issuing Lender any amounts made available by such Lender to such Issuing Lender pursuant to this subsection 3.3C in the event that it is determined by the final judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuing Lender in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of such Issuing Lender.

        (ii) Distribution to Lenders of Reimbursements Received From Company.
             ---------------------------------------------------------------
    In the event any Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Lender's Pro Rata Share of all payments subsequently received by such Issuing Lender from Company in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

    D.   INTEREST ON AMOUNTS PAID UNDER LETTERS OF CREDIT.

         (i) Payment of Interest by Company.  Company agrees to pay to each
             ------------------------------
    Issuing Lender, with respect to drawings honored under any Letters of Credit issued by it, interest on the amount paid by such Issuing Lender in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B) at a rate equal to (a) for the period from the date such drawing is honored to but excluding the Reimbursement Date, the rate then in effect under this Agreement with respect to Revolving Loans that are Base Rate Loans and (b) thereafter, a rate which is 2.00% per annum in excess of the rate of interest otherwise payable under this Agreement with respect to Revolving Loans that are Base Rate Loans; provided, however, that a Lender
                                              --------  -------
    which fails to perform its obligations to purchase a participation in an unreimbursed drawing pursuant to subsection 3.3C(i) shall not be entitled to receive such excess interest. Interest payable pursuant to this subsection 3.3D(i) shall be computed on the basis of a 365-day year for the actual number of days elapsed in the period during which it accrues and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full.

        (ii) Distribution of Interest Payments by Issuing Lender.  Promptly upon
             ---------------------------------------------------
    receipt by any Issuing Lender of any payment of interest pursuant to subsection 3.3D(i) with respect to a drawing honored under a Letter of Credit issued by it, (a) such Issuing Lender shall distribute to each other Lender, out of the interest received by such Issuing Lender in respect of the period from the date such drawing is honored to but excluding the date on which such Issuing Lender is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B), the amount that such other Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection 3.2 if no drawing had been honored under such Letter of Credit, and (b) in the event such Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of such honored drawing, such Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Lender's Pro Rata Share of any interest received by such Issuing Lender in respect of that portion of such honored drawing so reimbursed by other Lenders for the period from the date on which such Issuing Lender was so reimbursed by other Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by Company. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

3.4     OBLIGATIONS ABSOLUTE.
        --------------------

          Subject to the proviso hereof, obligation of Company to reimburse each
                         -------
Issuing Lender for drawings honored under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to subsection 3.3B and the obligations of Lenders under subsection 3.3C(i) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including, without limitation, any of the following circumstances:

        (i) any lack of validity or enforceability of any Letter of Credit;

        (ii) the existence of any claim, set-off, defense or other right which Company or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Lender or other Lender or any other Person or, in the case of a Lender, against Company, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Company or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);

        (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

        (iv) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries;

        (v) any breach of this Agreement or any other Loan Document by any party thereto;

        (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

        (vii) the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing;

provided, in each case, that payment by the applicable Issuing Lender under the
--------
applicable Letter of Credit shall not have constituted gross negligence, failure to use reasonable care in deciding whether conditions to payment have been substantially complied with (the

"STANDARD OF CARE") or willful misconduct of such Issuing Lender under the circumstances in question (as determined by a final judgment of a court of competent jurisdiction).

3.5     INDEMNIFICATION; NATURE OF ISSUING LENDERS' DUTIES.
        --------------------------------------------------

        A. INDEMNIFICATION. In addition to amounts payable as provided in subsection 3.6, Company hereby agrees to protect, indemnify, pay and save harmless each Issuing Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel) which such Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by such Issuing Lender, other than as a result of (a) the gross negligence, failure to use reasonable care in deciding whether conditions to payment have been substantially or willful misconduct of such Issuing Lender as determined by a final judgment of a court of competent jurisdiction or (b) subject to the following clause (ii), the wrongful dishonor by such Issuing Lender of a proper demand for payment made under any Letter of Credit issued by it or (ii) the failure of such Issuing Lender to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "GOVERNMENTAL ACTS").

        B. NATURE OF ISSUING LENDERS' DUTIES. As between Company and any Issuing Lender, Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Lender shall not be responsible, except for a breach of the Standard of Care, for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, to the extent the Letter of Credit was transferable (and so marked) at the time of issuance, which transfer or assignment may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;
(v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the reasonable control of such Issuing Lender, including without limitation any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Lender's rights or powers hereunder.

          In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this subsection 3.5B, any action taken or omitted by any Issuing Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith and in accordance with the Standard of Care shall not put such Issuing Lender under any resulting liability to Company.

          Notwithstanding anything to the contrary contained in this subsection 3.5, Company shall retain any and all rights it may have against any Issuing Lender for any liability arising solely out of the gross negligence, the failure of the Issuing Lender to use reasonable care in deciding whether conditions to payment have been substantially complied with or willful misconduct of such Issuing Lender.

3.6     INCREASED COSTS AND TAXES RELATING TO LETTERS OF CREDIT.
        -------------------------------------------------------

          Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Issuing Lender or Lender shall reasonably determine in good faith (which determination shall, absent error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by any Issuing Lender or Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

        (i) subjects such Issuing Lender or Lender (or its applicable lending or letter of credit office) to any additional Tax (other than any Tax on the overall net income of such Issuing Lender or Lender) with respect to the issuing or maintaining of any Letters of Credit or the purchasing or maintaining of any participations therein or any other obligations under this Section 3, whether directly or by such being imposed on or suffered by any particular Issuing Lender;

        (ii) imposes, modifies or holds applicable any reserve (including without limitation any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement in respect of any Letters of Credit issued by any Issuing Lender or participations therein purchased by any Lender; or

        (iii) imposes on an Issuing Lender (or its applicable lending office) any other condition (other than with respect to a Tax matter) on or affecting such Issuing Lender or Lender (or its applicable lending or letter of credit office) regarding this Section 3 or any Letter of Credit or any participation therein;

and the result of any of the foregoing is to increase the cost to such Issuing Lender or Lender of agreeing to issue, issuing or maintaining any Letter of Credit or agreeing to purchase, purchasing or maintaining any participation therein or to reduce any amount received or receivable by such Issuing Lender or Lender (or its applicable lending or letter of credit office) with respect thereto, in each case which is deemed by such Issuing Lender to be material; then, in any case, Company shall promptly pay to such Issuing Lender or Lender, within 10 Business Days after receipt of the statement referred to in the next sentence, such additional amount or amounts as may be necessary to compensate such Issuing Lender or Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Issuing Lender or Lender shall deliver to Company a written statement, setting forth in reasonable detail the facts and circumstances giving rise to the claim for the additional amounts to such Issuing Lender or Lender under this subsection 3.6, which statement shall be conclusive and binding upon all parties hereto absent error.


SECTION 4.   CONDITIONS TO LOANS AND LETTERS OF CREDIT

          The obligations of Lenders to make Loans and the issuance of Letters of Credit hereunder are subject to the satisfaction of the following conditions.

4.1     CONDITIONS TO TERM LOANS AND INITIAL REVOLVING LOANS AND SWING LINE
        -------------------------------------------------------------------
LOANS.
-----

          The obligations of Lenders to make the Term Loans and any Revolving Loans and Swing Line Loans to be made on the Closing Date are, in addition to the conditions precedent specified in subsection 4.2, subject to prior or concurrent satisfaction of the following conditions:

     A. LOAN PARTY DOCUMENTS. On or before the Closing Date, Company shall, and shall cause each other Loan Party to, deliver to Lenders (or to Agents for Lenders with sufficient originally executed copies, where appropriate, for each Lender and Agents' counsel) the following, with respect to Company or such Loan Party, as the case may be, each, unless otherwise noted, dated the Closing Date and in form and substance satisfactory to Arranger, Agents and Lenders:

        (i) Certified copies of the Certificate or Articles of Incorporation of such Person, together with a good standing certificate from the Secretary of State of its jurisdiction of incorporation and each other state in which such Person is qualified as a foreign corporation to do business (except where the failure to qualify should not reasonably be expected to have a Material Adverse Effect) and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each dated a recent date prior to the Closing Date;

        (ii) Copies of the Bylaws of such Person, certified as of the Closing Date by such Person's corporate secretary or an assistant secretary;

        (iii) Resolutions of the Board of Directors of such Person approving and authorizing the execution, delivery and performance of the Loan Documents and Related Agreements to which it is a party, certified as of the Closing Date by the corporate secretary or an assistant secretary of such Person as being in full force and effect without modification or amendment;

        (iv) Signature and incumbency certificates of the officers of such Person executing the Loan Documents to which it is a party;

        (v) Executed originals of the Loan Documents to which such Person is a party; and

        (vi) Such other documents as Agents may reasonably request.

    B.  CORPORATE AND CAPITAL STRUCTURE, OWNERSHIP, MANAGEMENT, ETC.

        (i) Corporate Structure.  The corporate organizational structure of PCC,
            -------------------
    Intermediary Holdings and Holdings and its Subsidiaries, both before and after giving effect to the Merger, shall be as set forth on Schedule 4.1B
                                                                -------------
    annexed hereto.

        (ii) Capital Structure and Ownership.  The capital structure and
             -------------------------------
    ownership of Holdings and its Subsidiaries, both before and after giving effect to the Merger, shall be as set forth on Schedule 4.1B annexed hereto.
                                                   -------------
    Upon consummation of the Merger, PCC shall own indirectly all of the outstanding stock of Intermediary Holdings, which shall own all of the outstanding stock of Holdings, and Holdings shall own all of the outstanding Company Common Stock.

        (iii)  Management.  The management structure of Holdings and its
               ----------
    Subsidiaries, after giving effect to the Merger, shall be as set forth on

    Schedule 4.1B annexed hereto.
    -------------

    C.  FORT MYERS MSA CELLULAR SYSTEM SALE.  On or prior to the Closing
Date, (i) Palmer shall have completed the sale of the Fort Myers MSA Cellular System in accordance with Fort Myers Sale Agreement and any other terms and conditions satisfactory to Arranger, (ii) the Fort Myers Sale Proceeds shall not be less than $166,300,000 and such proceeds shall have been immediately and permanently applied to repay all outstanding Indebtedness of Palmer and its Subsidiaries in amount equal to such net cash proceeds and (iii) the Fort Myers Sale Agreement shall be in full force and effect and there shall be no breach or default thereunder.

    D.  DEBT AND EQUITY CAPITALIZATION OF HOLDINGS AND COMPANY.

        (i) Equity Capitalization of Company.  On or before the Closing Date,
            --------------------------------
    (a) PCC or Holdings shall have made or caused to be made Qualified Company Equity Contributions in an amount contributed to Company of not less than $80,000,000 in exchange for all of the Company Common Stock, and (b) Holdings shall have contributed to Company, as common equity, not less than $48,300,000 in cash from a portion of the proceeds from the issuance of the Holdings Discount Notes. For purposes of valuing the Qualified Company Equity Contributions, the Purchased Palmer Shares shall be valued at $17.50 per share.

        (ii) Escrowed Debt Securities Proceeds.  Company shall have received the
             ---------------------------------
    Escrowed Debt Securities Proceeds and deposited such proceeds in accordance with the terms of the Subordinated Indenture and the Holdings Discount Note Indenture, as the case may be.

        (iii)  Use of Proceeds by Company.  Company shall have provided evidence
               --------------------------
    satisfactory to Agents that (x) the proceeds of the equity capitalization of Company described in the preceding clause (i), (y) the Escrowed Debt Securities Proceeds referred in the immediately preceding clause (ii) and
    (z) the Fort Myers Sale Proceeds referred to in subsection 4.1C have been irrevocably committed, prior to the application of the proceeds of the Term Loans and any Revolving Loans made on the Closing Date, to the payment of a portion of the Purchase Price for the Palmer Shares, the repayment of the outstanding Indebtedness of Palmer and its Subsidiaries under the Existing Credit Agreement and the Transaction Costs.

    E.   RELATED AGREEMENTS AND OTHER AGREEMENTS.  Arranger, Agents and
Lenders shall have received (a) a fully executed or conformed copy of each Related Agreement and any documents executed in connection therewith, and each Related Agreement shall be in full force and effect and no provision thereof shall have been modified or waived in any respect determined by Administrative Agent to be material, in each case without the consent of Arranger, Agents and Lenders, and (b) an Officer's Certificate from Company, in form and substance satisfactory to Arranger, Agents and Lenders, certifying to the effect that each such agreement (which shall be attached thereto) is correct and complete and is in full force and effect and certifying as to such matters with respect to each of the Related Agreements.

    F.  MATTERS RELATING TO EXISTING INDEBTEDNESS OF PALMER AND ITS
SUBSIDIARIES.

        (i) Termination of Existing Credit Agreement and Related Liens; Existing
            --------------------------------------------------------------------
    Letters of Credit.  On the Closing Date, Company and its Subsidiaries shall
    -----------------
    have (a) repaid in full all Indebtedness outstanding of Palmer and its Subsidiaries, including without limitation all Indebtedness outstanding under the Existing Credit Agreement, (b) terminated any commitments to lend or make other extensions of credit thereunder, (c) delivered to Administrative Agent all documents or instruments necessary to release all Liens securing Indebtedness or other obligations of Company and its Subsidiaries thereunder, and (d) made arrangements with respect to the cancellation of any letters of credit outstanding thereunder or the issuance of Letters of Credit to support the obligations of Company and its Subsidiaries with respect thereto, in each case on terms and conditions satisfactory to Arranger, Agents and Lenders.

        (ii) No Existing Indebtedness to Remain Outstanding.  Arranger, Agents
             ----------------------------------------------
    and Lenders shall have received an Officer's Certificate of Company stating that, after giving effect to the transactions described in this subsection 4.1F, the Indebtedness of Loan Parties (other than Indebtedness under the Loan Documents, the Subordinated Notes and the Holdings Discount Notes) shall consist of the Indebtedness described in Schedule 7.1 annexed hereto.
                                                   ------------
    The terms and conditions of all such Indebtedness shall be in form and in substance satisfactory to Arranger, Agents and Lenders.

    G. NECESSARY GOVERNMENTAL AUTHORIZATIONS AND CONSENTS; EXPIRATION OF WAITING PERIODS, ETC.

        (i) Governmental Authorizations and Consents; Expiration of Waiting
            ---------------------------------------------------------------
    Periods.  Company and its Subsidiaries shall have obtained all Governmental
    -------
    Authorizations and all consents of other Persons (including without limitation the FCC Merger Consent and the FCC Fort Myers Consent, both of which shall have become a Final Order, but excluding the FCC approval described in 4.1G(ii)), in each case that are necessary or advisable in connection with the Merger and the transfer of the Fort Myers MSA Cellular System, the other transactions contemplated by the Loan Documents and the Related Agreements, and the continued operation of the business conducted by Palmer and its Subsidiaries in substantially the same manner as conducted prior to the consummation of the Merger and the transfer of the Fort Myers MSA Cellular System, and each of the foregoing shall be in full force and effect, in each case other than those the failure to obtain or maintain which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Merger, the transfer of the Fort Myers MSA Cellular System or the financing thereof. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired. Arranger and Agents shall be reasonably satisfied that the existing FCC Licenses relating to Palmer and its Subsidiaries will not be adversely affected by the Merger.

        (ii) FCC License Subsidiary Applications.  Company and its
             -----------------------------------
    Subsidiaries shall have filed proper and complete applications with the FCC seeking FCC approval to assign to the License Subsidiaries the Principal FCC Licenses with respect to the Existing Cellular Systems, in each case in form and substance reasonably satisfactory to Agents (collectively, the "FCC LICENSE SUBSIDIARY APPLICATIONS").

    H.   CONSUMMATION OF THE MERGER.

        (i) All conditions to the Merger set forth in the Merger Agreement shall have been satisfied or the fulfillment of any such conditions shall have been waived and any such waiver shall be reasonably acceptable to Arranger, Agents and Lenders;

        (ii) the Merger shall have become effective in accordance with the terms of the Merger Agreement and the laws of the State of Delaware;

        (iii) the aggregate cash consideration paid to the holders of Palmer Shares in connection with the Merger and in payment for Pre-Merger Acquired Palmer Shares shall not exceed $488,900,000 in the aggregate plus $17.50 per
                                                                 ----
    share for Palmer Shares issued subsequent to May 23, 1997;

        (iv) Transaction Costs shall not exceed $25,500,000, and, if requested, Arranger, Agents and Lenders shall have received evidence to their satisfaction to such effect; and

        (v) Arranger, Agents and Lenders shall have received an Officer's Certificate of Company to the effect set forth in clauses (i)-(iv) above and stating that Company will proceed to consummate the Merger immediately upon the making of the initial Loans.

    I. SECURITY INTERESTS IN PERSONAL PROPERTY. Agents shall have received evidence satisfactory to it that Holdings, Company and Subsidiary Guarantors shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings (other than the filing or recording of items described in clauses (iii) and (iv) below) that may be necessary or, in the opinion of Agents, desirable in order to create in favor of Administrative Agent, for the benefit of Lenders, a valid and (upon such filing and recording) perfected First Priority security interest in the entire personal property Collateral. Such actions shall include, without limitation, the following:

        (i) Schedules to Collateral Documents.  Delivery to Agents of accurate
            ---------------------------------
    and complete schedules to all of the applicable Collateral Documents.

        (ii) Stock Certificates and Instruments.  Delivery to
             ----------------------------------
    Administrative Agent of (a) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to Agents) representing all capital stock pledged pursuant to the Holdings Pledge Agreement, the Company Pledge Agreement and the Subsidiary Pledge Agreements and (b) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner satisfactory to Agents) evidencing any Collateral;

        (iii)  Lien Searches and UCC Termination Statements.  Delivery to
               --------------------------------------------
    Administrative Agent of (a) the results of a recent search of all UCC financing statements and fixture filings and all judgment and tax lien filings with respect to any Loan Party, together with copies of all such filings disclosed by such search, and (b) UCC termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements or fixture filings disclosed in such search (other than any such financing statements or fixture filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement).

        (iv) UCC Financing Statements.  Delivery to Administrative Agent of UCC
             ------------------------
    financing statements, duly executed by each applicable Loan Party with respect to all personal property Collateral of such Loan Party, for filing in all jurisdictions as may be necessary or, in the opinion of Agents, desirable to perfect the security interests created in such Collateral pursuant to the Collateral Documents; and

        (v) Opinions of Local Counsel.  Delivery to Agents of an opinion of
            -------------------------
    counsel (which counsel shall be reasonably satisfactory to Agents) under the laws of each jurisdiction in which any Loan Party or any personal property Collateral is located with respect to the creation and perfection of the security interests in favor of Administrative Agent in such Collateral and such other matters governed by the laws of such jurisdiction regarding such security interests as Agents may reasonably request, in each case in form and substance reasonably satisfactory to Agents.

    J. FEES. Company shall have paid to Administrative Agent or at the direction of Syndication Agent, for distribution (as appropriate) to Arranger, Agents and Lenders, the fees payable on the Closing Date referred to in subsection 2.3.

    K. FINANCIAL STATEMENTS; PRO FORMA BALANCE SHEET. On or before the Closing Date, Agents and Lenders shall have received from Company (i) unaudited financial statements of Palmer and its Subsidiaries for each fiscal quarter and each month thereafter for which financial statements were prepared in the ordinary course, consisting of a balance sheet and the related consolidated and consolidating statements of income, stockholders' equity and cash flows for the periods then ending, all in reasonable detail and certified by the chief financial officer of Palmer that they fairly present the financial condition of Palmer and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, (ii) pro forma
                                                           --- -----
consolidated balance sheets of Company and its Subsidiaries as at the Closing Date, prepared in accordance with GAAP and reflecting the consummation of the Merger, the sale of the Fort Myers MSA Cellular System, the related financings and the other transactions contemplated by the Loan Documents and the Related Agreements, and (iii) projected financial statements (including balance sheets and statements of operations, stockholders' equity and cash flows) of Company and its Subsidiaries for the nine-year period after the Closing Date, all of the foregoing financial statements and projections shall be in form and substance satisfactory to Agents and Lenders.

    L. SOLVENCY ASSURANCES. On the Closing Date, Agents and Lenders shall have received a Financial Condition Certificate dated the Closing Date, substantially in the form of Exhibit XII annexed hereto and with appropriate
                             -----------
attachments, in each case demonstrating that, after giving effect to the consummation of the Merger, the sale of the Fort Myers MSA Cellular System, the related financings and the other transactions contemplated by the Loan Documents and the Related Agreements, Company will be Solvent.

    M. EVIDENCE OF INSURANCE. Administrative Agent shall have received a certificate from Company's insurance broker or other evidence satisfactory to Agents that all insurance required to be maintained pursuant to subsection 6.4 is in full force and effect and that Administrative Agent on behalf of Lenders has been named as additional insured and/or loss payee thereunder to the extent required under subsection 6.4.

    N.   OPINIONS OF COUNSEL TO LOAN PARTIES.  Arranger, Agents and Lenders
and their respective counsel shall have received (i) originally executed copies of one or more favorable written opinions of Proskauer Rose LLP, counsel for Price Communications Cellular Holdings, Inc. and Price Communications Wireless, Inc., and K. Patrick Meehan, general counsel of Palmer Wireless, Inc., each in form and substance reasonably satisfactory to Agents and their respective counsel, dated as of the Closing Date and setting forth substantially the matters in the opinions designated in Exhibit VIII-A and Exhibit VIII-B annexed
                                      --------------     --------------
hereto and as to such other matters as Agents acting on behalf of Lenders may reasonably request, and (ii) originally executed copies of one or more favorable written opinions of Davis Wright Tremaine LLP, communications regulatory counsel for Company, in form and substance reasonably satisfactory to Agents and their respective counsel, dated as of the Closing Date and setting forth substantially the matters in the opinions designated in Exhibit VIII-C annexed hereto and as
                                          --------------
to such other matters as Agents acting on behalf of Lenders may reasonably request.

    O. OPINIONS OF AGENTS' COUNSEL. Lenders shall have received originally executed copies of one or more favorable written opinions of O'Melveny & Myers LLP, counsel to Agents, dated as of the Closing Date, substantially in the form of Exhibit IX annexed hereto and as to such other
                             ----------
matters as Agents acting on behalf of Lenders may reasonably request.

    P.   OPINIONS OF COUNSEL DELIVERED UNDER MERGER AGREEMENT.  Arranger,
Agents and Lenders and their respective counsel shall have received copies of each of the opinions of counsel delivered to the parties under the Merger Agreement, together with a letter from each such counsel (to the extent not inconsistent with such counsel's established internal policies) authorizing Lenders to rely upon such opinion to the same extent as though it were addressed to Lenders.

    Q.   REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF AGREEMENTS.
Holdings and Company shall have delivered to Agents Officer's Certificates, in form and substance satisfactory to Agents, to the effect that the representations and warranties in Section 5 hereof are true, correct and complete in all material respects on and as of the Closing Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date) and that Holdings and Company, as the case may be, shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before the Closing Date except as otherwise disclosed to and agreed to in writing by Agents and Lenders.

    R. COMPLETION OF PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto required to be delivered hereunder and not previously found acceptable by Agents, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agents and such counsel, and Agents and such counsel shall have received all such counterpart originals or certified copies of such documents as Agents may reasonably request.

4.2     CONDITIONS TO ALL LOANS.
        -----------------------

          The obligations of Lenders to make Loans on each Funding Date are subject to the following further conditions precedent:

         A.  Administrative Agent shall have received before that Funding
Date, in accordance with the provisions of subsection 2.1B, an originally executed Notice of Borrowing, in each case signed by the chief executive officer, the chief financial officer, an executive vice president or the treasurer of Company or by any executive officer of Company designated by any of the above-described officers on behalf of Company in a writing delivered to Administrative Agent.

         B.  As of that Funding Date:

        (i) The representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date;

        (ii) No event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default;

        (iii) With respect to Loans made after the Closing Date, each Loan Party shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or prior to the Closing Date, the performance of which was deferred to a later date, by such later date;

        (iv) No order, judgment or decree of any court, arbitrator or govern mental authority shall purport to enjoin or restrain Lenders from making the Loans to be made by them on that Funding Date; and

        (v) The making of the Loans requested on such Funding Date shall not violate any law including, without limitation, Regulation G, Regulation T,

    Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

4.3     CONDITIONS TO LETTERS OF CREDIT.
        -------------------------------

          The issuance of any Letter of Credit hereunder (whether or not the applicable Issuing Lender is obligated to issue such Letter of Credit) is subject to the following conditions precedent:

    A. On or before the date of issuance of the initial Letter of Credit pursuant to this Agreement, the initial Loans shall have been made.

    B. On or before the date of issuance of such Letter of Credit, Administrative Agent shall have received, in accordance with the provisions of subsection 3.1B(i), an originally executed Notice of Issuance of Letter of Credit, in each case signed by the chief executive officer, the chief financial officer, an executive vice president or the treasurer of Company or by any executive officer of Company designated by any of the above-described officers on behalf of Company in a writing delivered to Administrative Agent, together with all other information specified in subsection 3.1B(i) and such other documents or information as the applicable Issuing Lender may reasonably require in connection with the issuance of such Letter of Credit.

    C. On the date of issuance of such Letter of Credit, all conditions precedent described in subsection 4.2B shall be satisfied to the same extent as if the issuance of such Letter of Credit were the making of a Loan and the date of issuance of such Letter of Credit were a Funding Date.


SECTION 5.   REPRESENTATIONS AND WARRANTIES

          In order to induce Agents and Lenders to enter into this Agreement and to make the Loans, to induce Issuing Lenders to issue Letters of Credit and to induce other Lenders to purchase participations therein, Holdings and Company represent and warrant to each Agent and each Lender, on the date of this Agreement, on each Funding Date and on the date of issuance of each Letter of Credit, that the following statements are true, correct and complete:

5.1 ORGANIZATION, POWERS, QUALIFICATION, GOOD STANDING, BUSINESS AND
    ----------------------------------------------------------------
    SUBSIDIARIES.
    ------------

    A. ORGANIZATION AND POWERS. Each Loan Party is a corporation, partnership or limited partnership, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, as specified in Schedule 5.1A
                                                                -------------
annexed hereto. Each Loan Party has all requisite corporate or other power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents and Related Agreements to which it is a party and to carry out the transactions contemplated thereby.

    B. QUALIFICATION AND GOOD STANDING. Each Loan Party is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and will not have a Material Adverse Effect.

    C. CONDUCT OF BUSINESS. Holdings and its Subsidiaries are engaged only in the businesses permitted to be engaged in pursuant to subsection 7.14.

    D.   SUBSIDIARIES.  All of the Subsidiaries of Holdings and Company as
of the Closing Date are identified in Schedule 5.1D annexed hereto, as said
                                      -------------
Schedule 5.1D may be supplemented from time to time pursuant to the provisions
-------------
of subsection 6.1(xv). The capital stock of each of the Subsidiaries of Holdings identified in Schedule 5.1D annexed hereto (as so supplemented) is duly
                       -------------
authorized, validly issued, fully paid and nonassessable and none of such capital stock constitutes Margin Stock. Each of the Sub sidiaries of Holdings identified in Schedule 5.1D annexed hereto (as so supplemented) is a
              -------------
corporation, partnership or limited partnership, as the case may be, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or formation, as the case may be, set forth therein, has all requisite corporate or other power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where failure to be so qualified or in good standing or a lack of such corporate power and au thority has not had and will not have a Material Adverse Effect. Schedule 5.1D
                                                                  -------------
annexed hereto (as so supplemented) correctly sets forth, as of the Closing Date, the ownership interest of Holdings and each of its Subsidiaries in each of the Subsidiaries of Holdings identified therein.

   E. FCC CONSENTS AND LICENSES. With respect to the FCC consents and FCC Licenses:

        (i) on or before the Closing Date, the FCC Merger Consent will be valid and in full force and effect, and shall have become a Final Order;

        (ii) prior to giving effect to the Merger, Palmer and its Subsidiaries hold each of the FCC Licenses listed on Schedule 5.1E annexed hereto and on
                                            -------------
    or before the Closing Date, Company and its Subsidiaries will hold such FCC Licenses as listed on such schedule, which schedule accurately identifies and sets forth (i) the respective expiration dates of all such FCC Licenses and (ii) any condition imposed by the FCC with respect to such FCC Licenses that would not typically apply to an FCC License issued with respect to a Cellular System;

        (iii) the FCC Licenses issued to and held by Company and its Subsidiaries will constitute all of the licenses, permits, certifications and other authorizations from any Communications Regulatory Authority that are required for the operations and businesses of Palmer and its Subsidiaries (including without limitation the Existing Cellular Systems) as they are now operated and as proposed to be operated, except with respect to the Fort Myers MSA Cellular System;

        (iv) the FCC Licenses issued to and held by Palmer or any of its Subsidiaries are, and the FCC Licenses to be held by Company and its Subsidiaries will be, valid and in full force and effect, unimpaired by any condition or restriction or any act or omission by Palmer and its Subsidiaries or by Company or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect;

        (v) except as set forth in Schedule 5.1E annexed hereto, there are no
                                   -------------
    modifications, amendments, applications, notices of violation or apparent liability, orders to show cause, orders of forfeiture, formal or informal complaints or other proceedings pending or, to the knowledge of Company, threatened, (A) with respect to any FCC License issued to and held by Company or any of its Subsidiaries (other than proceedings which apply to the cellular industry generally) which would materially impair the value of such license, or (B) otherwise with respect to the operations and businesses of Company, Palmer or any of their respective Subsidiaries, whether by or before any Communications Regulatory Authority, any court, or any other governmental authority or any non-governmental arbitral body which would materially impair the value of such operations and businesses;

        (vi) all fees due and payable to the FCC have been paid and no event has occurred and no circumstance exists which, with or without giving of notice or lapse of time or both, would constitute grounds for revocation, suspension, non-renewal or adverse modification of any FCC License issued to and held by Company or any of its Subsidiaries; and

        (vii) each of the Loan Parties (A) is in compliance in all material respects with the Communications Act, State Telecommunications Laws and the terms of all FCC Licenses issued to or held by Company and its Subsidiaries, and (B) has duly filed in a timely manner all material filings, including any required tariff filings, required by the FCC or any other Communications Regulatory Authority, including, without limitation, any State PUC, to be filed by such Loan Party in connection with the provision of the telecommunications services which it offers.

5.2  AUTHORIZATION OF BORROWING, NO CONFLICT, CONSENTS, ETC.
     -------------------------------------------------------

     A. AUTHORIZATION OF BORROWING. The execution, delivery and performance of the Loan Documents and the Related Agreements have been duly authorized by all necessary corporate action on the part of each Loan Party that is a party thereto.

        B. NO CONFLICT. The execution, delivery and performance by Loan Parties of the Loan Documents and the Related Agreements to which they are parties and the consummation of the transactions contemplated by the Loan Documents and such Related Agreements do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Holdings or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders and Permitted Encumbrances), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to Lenders.

        C.   GOVERNMENTAL CONSENTS.  Except as set forth in Schedule 5.2C
                                                            -------------
annexed hereto, the execution, delivery and performance by Loan Parties of the Loan Documents and the Related Agreements to which they are parties and the consummation of the transactions contemplated by the Loan Documents and such Related Agreements do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

        D. BINDING OBLIGATION. Each of the Loan Documents and Related Agreements has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

        E.   VALID ISSUANCE OF EQUITY AND DEBT.

          (i) Holdings Common Stock.  Any Holdings Common Stock to be sold on or
              ---------------------
before the Closing Date, when issued and delivered, will be duly and validly issued, fully paid and nonassessable. No stockholder of Holdings has or will have any preemptive rights to subscribe for any additional equity Securities of Holdings. The issuance and sale of such Holdings Common Stock, upon such issuance and sale, will either (a) have been registered or qualified under applicable federal and state securities laws or (b) be exempt therefrom.

          (ii) Holdings Discount Notes.  Holdings has the corporate power and
               -----------------------
authority to issue the Holdings Discount Notes. The Holdings Discount Notes are the legally valid and binding obligations of Holdings, enforceable against Holdings in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The Holdings Discount Notes, either (a) have been registered or qualified under applicable federal and state securities laws or (b) are exempt therefrom.

          (iii)   Company Common Stock.  The Company Common Stock to be issued
                  --------------------
on or before the Closing Date, when issued and delivered, will be duly and validly issued, fully paid and nonassessable. No stockholder of Company has or will have any preemptive rights to subscribe for any additional equity Securities of Company. The issuance and sale of such Company Common Stock, upon such issuance and sale, will either (a) have been registered or qualified under applicable federal and state securities laws or (b) be exempt therefrom.

          (iv) Subordinated Notes.  Company has the corporate power and
               ------------------
authority to issue the Subordinated Notes. The Subordinated Notes are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The subordination provisions of the Subordinated Notes will be enforceable against the holders thereof and the Loans and all other monetary Obligations hereunder are and will be within the definitions of "Designated Senior Indebtedness" and "Senior Indebtedness" included in such provisions. The Subordinated Notes will either (a) have been registered or qualified under applicable federal and state securities laws or (b) are exempt therefrom.

5.3     FINANCIAL CONDITION.
        -------------------

          Company has heretofore delivered to Lenders, at Lenders' request, the following financial statements and information: (i) the audited consolidated balance sheet of Palmer and its Subsidiaries as at December 31, 1994, December 31, 1995 and December 31, 1996 and the related consolidated statements of income, stockholders' equity and cash flows of Palmer and its Subsidiaries for the Fiscal Years then ended and (ii) the unaudited consolidated balance sheet of Palmer and its Subsidiaries as at June 30, 1997 and for each month thereafter, and the related unaudited consolidated statements of income, stockholders' equity and cash flows of Palmer and its Subsidiaries for the periods then ending. Nothing has come to the attention of Holdings or Company which would lead them to believe that any such statements were not prepared in conformity with GAAP and fairly present, in all material respects, the financial position (on a consolidated basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated and, where applicable, consolidating basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from normal year-end adjustments. As of the date hereof, Company does not have any Contingent Obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the foregoing financial statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries.

5.4     NO MATERIAL ADVERSE CHANGE; NO RESTRICTED JUNIOR PAYMENTS.
        ---------------------------------------------------------

          Since December 31, 1996, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect. Neither Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted by subsection 7.5.

5.5     TITLE TO PROPERTIES; LIENS.
        --------------------------

          Each Loan Party and its Subsidiaries have (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (iii) good title to (in the case of all other personal property), all of their respective properties and assets reflected in the financial statements referred to in subsection 5.3 or in the most recent financial statements delivered pursuant to subsection 6.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under subsection 7.7. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

5.6     LITIGATION; COMPLIANCE WITH LAWS; ADVERSE FACTS.
        -----------------------------------------------

          A. LITIGATION. There are no actions, suits, proceedings, arbitrations or governmental investigations (whether or not purportedly on behalf of any Loan Party or any of its Subsidiaries) at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumen tality, domestic or foreign that are pending or, to the knowledge of Company, threatened against or affecting any Loan Party or any of its Subsidiaries, any property of any Loan Party or any of its Subsidiaries (including without limitation any Cellular Systems) or any FCC Licenses issued to and held by any Loan Party or any of its Subsidiaries and that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

          B. COMPLIANCE WITH LAWS; ADVERSE FACTS. Each Loan Party and its Subsidiaries and its respective Cellular Systems are in compliance in all material respects with the Communications Act and all rules, regulations, policies and orders of any federal, state or local governmental or regulatory authority or other entity applicable to Persons owning, operating, controlling or constructing Cellular Systems. No Loan Party nor any of its Subsidiaries (i) is in violation of any other applicable laws that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (ii) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court, the FCC or any other federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

5.7     PAYMENT OF TAXES.
        ----------------

          Except to the extent permitted by subsection 6.3, all tax returns and reports of each Loan Party and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon such Loan Party and its Subsidiaries and upon their respective properties, assets, income, businesses and fran chises which are due and payable have been paid when due and payable except to the extent if being contested in good faith and after the establishment of adequate reserves. No Loan Party knows of any proposed tax assessment against it or any of its Subsidiaries which is not being actively contested by it or such Subsidiary in good faith and by appro priate proceedings; provided that such reserves or other appropriate provisions, if
             --------
any, as shall be required in conformity with GAAP shall have been made or provided therefor.

5.8     PERFORMANCE OF AGREEMENTS; MATERIALLY ADVERSE AGREEMENTS; MATERIAL
        ------------------------------------------------------------------
        CONTRACTS.
        ---------

          A. No Loan Party nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a Material Adverse Effect.

          B. No Loan Party nor any of its Subsidiaries is a party to or is otherwise subject to any agreements or instruments or any charter or other internal restrictions which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

          C.      Schedule 5.8C annexed hereto contains a true, correct and
                  -------------
complete list of all the Material Contracts in effect on the Closing Date. Except as described on Schedule 5.8C annexed hereto, all such Material Contracts
                       -------------
are in full force and effect and no material defaults currently exist thereunder.

5.9     GOVERNMENTAL REGULATION.
        -----------------------

          No Loan Party nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

5.10    SECURITIES ACTIVITIES.
        ---------------------

          No Loan Party nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

5.11    EMPLOYEE BENEFIT PLANS.
        ----------------------

          A. Each Loan Party and each of its Subsidiaries and each of their respective ERISA Affiliates are in material compliance with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code is so qualified.

          B. No ERISA Event has occurred or is reasonably expected to occur that could reasonably be expected to result in liabilities in excess of $3,000,000 to the Loan Parties or their Subsidiaries.

          C. Except to the extent required under Section 4980B of the Internal Revenue Code or except as set forth in Schedule 5.11C annexed hereto,
                                                --------------
no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party, any of its Subsidiaries or any of their respective ERISA Affiliates.

          D. As of the most recent valuation date for any Pension Plan, the amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), does not exceed $10,000,000.

          E. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of all Loan Parties, their Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, does not exceed $10,000,000.

5.12    CERTAIN FEES.
        ------------

          Except for the payment of a fee to Goldman, Sachs & Co., no broker's or finder's fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby, and Company hereby indemnifies Lenders against, and agrees that it will hold Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

5.13    EMPLOYEE MATTERS.
        ----------------

          There is no strike or work stoppage in existence or threatened involving any Loan Party or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

5.14    SOLVENCY.
        --------

          Each Loan Party is and, upon the incurrence of any Obligations by such Loan Party on any date on which this representation is made, will be, Solvent.

5.15    MATTERS RELATING TO COLLATERAL.
        ------------------------------

        A. CREATION, PERFECTION AND PRIORITY OF LIENS. The execution and delivery of the Collateral Documents by Loan Parties, together with (i) the actions taken on or prior to the date hereof pursuant to subsections 4.1I and
6.7 and (ii) the delivery to Administrative Agent of any Pledged Collateral not delivered to Administrative Agent at the time of execution and delivery of the applicable Collateral Document (all of which Pledged Collateral has been so delivered) are effective to create in favor of Administrative Agent for the benefit of Lenders, as security for the respective Secured Obligations (as defined in the applicable Collateral Document in respect of any Collateral), a valid and perfected First Priority Lien on all of the Collateral, and all filings and other actions necessary or desirable to perfect and maintain the perfection and First Priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any UCC financing statements delivered to Administrative Agent for filing (but not yet filed) and the periodic filing of UCC continuation statements in respect of UCC financing statements filed by or on behalf of Administrative Agent.

        B. GOVERNMENTAL AUTHORIZATIONS. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge or grant by any Loan Party of the Liens purported to be created in favor of Administrative Agent pursuant to any of the Collateral Documents or (ii) the exercise by Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings contemplated by subsection 5.15A and except as may be required, (i) under the Communications Act in connection with the assignment or transfer of control of FCC Licenses used in connection with Cellular Systems or (ii) in connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities and provisions of the UCC.

        C. ABSENCE OF THIRD-PARTY FILINGS. Except such as may have been filed in favor of Administrative Agent as contemplated by subsection 5.15A, no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office, except relating to Liens permitted hereunder.

        D. MARGIN REGULATIONS. The pledge of the Pledged Collateral pursuant to the Collateral Documents does not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

        E. INFORMATION REGARDING COLLATERAL. All information supplied to Administrative Agent by or on behalf of any Loan Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

5.16    RELATED AGREEMENTS.
        ------------------

          A. DELIVERY OF RELATED AGREEMENTS. Company has delivered to Arrangers, Agents and Lenders complete and correct copies of each Related Agreement and of all exhibits and schedules thereto.

          B. WARRANTIES OF PALMER. To the knowledge of Company and except to the extent otherwise set forth herein or in the schedules hereto, each of the representations and warranties given by Palmer to PCC and Merger Sub in the Merger Agreement is true and correct in all material respects as of the date hereof (or as of any earlier date to which such representation and warranty specifically relates) and will be true and correct in all material respects as of the Closing Date (or as of such earlier date, as the case may be), in each case subject to the qualifications set forth in the schedules to the Merger Agreement; provided that Lenders shall not be entitled to make any claim against
           --------
Company (or utilize the breach of this subsection 5.16B as a basis of an Event of Default under subsection 8.4) based on the failure of a representation or warranty of Palmer incorporated by this subsection 5.16B to be true and correct in all material respects except to the extent Company is entitled to receive indemnification or other compensation therefor from the seller under the Merger Agreement.

          C. WARRANTIES OF MERGER SUB. Subject to the qualifications set forth therein, each of the representations and warranties given by Merger Sub to Palmer in the Merger Agreement is true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Closing Date.

          D. SURVIVAL. Notwithstanding anything in the Merger Agreement to the contrary, the representations and warranties of Palmer and Merger Sub set forth in subsections 5.16B and 5.16C shall, solely for purposes of this Agreement, survive the Closing Date for the benefit of Arranger, Agents and Lenders.

5.17    DISCLOSURE.
        ----------

          No representation or warranty of any Loan Party or any of its Subsidiaries contained in the Confidential Information Memorandum, the Subordinated Note Offering Memorandum or in any Loan Document or Related Agreement or in any other document, certificate or written statement furnished to Lenders by a responsible officer of Company for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact in light of the circumstances made. Any projections and pro forma
                                                                       --- -----
financial information contained in such materials are based upon good faith estimates and assumptions believed by Company to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known to Company (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.


SECTION 6.   AFFIRMATIVE COVENANTS

          Holdings and Company covenant and agree that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Holdings and Company shall perform, and shall cause each of their Subsidiaries to perform, all covenants in this Section 6.

6.1     FINANCIAL STATEMENTS AND OTHER REPORTS.
        --------------------------------------

          Company will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Company will deliver to Agents and Lenders:

        (i) Quarterly Financials:  as soon as available and in any event within
            --------------------
    45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, (a) the consolidated balance sheet of Company and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and from the Financial Plan and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (b) Specified Cellular System Information as at the end of such quarter and year-to-date and a comparison thereof to corresponding figures from the Financial Plan for such quarter and year-to-date ;

        (ii) Year-End Financials:  as soon as available and in any event within
             -------------------
    90 days after the end of each Fiscal Year, (a) the consolidated balance sheet of Company and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, (b) Specified Cellular System Information as at the end of such Fiscal Year and a comparison thereof to budgeted levels for such Fiscal Year, and (c) in the case of such consolidated financial statements, a report thereon of independent certified public accountants of recognized national standing selected by Company and satisfactory to Administrative Agent, which report shall be unqualified in all material respects, shall express no doubts about the ability of Company and its Subsidiaries to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

        (iii)  Officer's and Compliance Certificates:  together with each
               -------------------------------------
    delivery of financial statements of Company and its Subsidiaries pursuant to subdivisions (i) and (ii) above, (a) an Officer's Certificate of Company stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officer's Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Company has taken, is taking and proposes to take with respect thereto; and (b) a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the restrictions contained in Section 7, in each case to the extent compliance with such restrictions is required to be tested at the end of the applicable accounting period;

        (iv) Reconciliation Statements:  if, as a result of any change in
             -------------------------
    accounting principles and policies from those used in the preparation of the audited financial statements referred to in subsection 5.3, the consolidated financial statements of Company and its Subsidiaries delivered pursuant to subdivisions (i), (ii) or (xii) of this subsection 6.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then (a) together with the first delivery of financial statements pursuant to subdivision (i), (ii) or
    (xii) of this subsection 6.1 following such change, consolidated financial statements of Company and its Subsidiaries for (y) the current Fiscal Year to the effective date of such change and (z) the two full Fiscal Years immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect
                       --- -----
    during such periods, and (b) together with each delivery of financial statements pursuant to subdivision (i), (ii) or (xii) of this subsection 6.1 following such change, a written statement of the chief accounting officer or chief financial officer of Company setting forth the differences (including without limitation any differences that would affect any calculations relating to the financial covenants set forth in subsection 7.6) which would have resulted if such financial statements had been prepared without giving effect to such change;

        (v) Accountants' Certification:  together with each delivery of
            --------------------------
    consolidated financial statements of Company and its Subsidiaries pursuant to subdivision (ii) above, a written statement by the independent certified public accountants giving the report thereon (a) stating that their audit examination has included a review of the terms of this Agreement and the other Loan Documents as they relate to accounting matters and (b) stating whether, in connection with their audit examination, any condition or event that constitutes an Event of Default or Potential Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided
                                                                      --------
    that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Potential Event of Default that would not be disclosed in the course of their audit examination;

        (vi) Accountants' Reports:  promptly upon receipt thereof (unless
             --------------------
    restricted by applicable professional standards), copies of all reports submitted to Company by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of Company and its Subsidiaries made by such accountants, including, without limitation, any comment letter submitted by such accountants to management in connection with their annual audit;

        (vii)  SEC and FCC Filings and Press Releases:  promptly upon their
               --------------------------------------
    becoming available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by Company to its security holders or by any Subsidiary of Company to its security holders other than Company or another Subsidiary of Company, (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, (c) copies of all material information required to be filed by Company or any of its Subsidiaries with the FCC or any other Communications Regulatory Authority, and (d) all press releases and other statements made available generally by Company or any of its Subsidiaries to the public concerning material developments in the business of Company or any of its Subsidiaries;

        (viii)  Events of Default, etc.:  promptly upon any officer of Company
                -----------------------
    obtaining knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, (b) that any Person has given any notice to Company or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 8.2, or (c) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officer's Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action Company has taken, is taking and proposes to take with respect thereto;

        (ix) Litigation or Other Proceedings:  (a) promptly upon any officer of
             -------------------------------
    Company obtaining knowledge of (X) the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting Company or any of its Subsidiaries, any property of Company or any of its Subsidiaries (including without limitation any Cellular Systems) or any of the FCC Licenses issued to and held by Company or any of its Subsidiaries (collectively, "PROCEEDINGS") not previously disclosed in writing by Company to Agents and Lenders or (Y) any material development in any Proceeding that, in any case:

             (1) if adversely determined, might reasonably be expected to give rise to a Material Adverse Effect; or

             (2) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

    written notice thereof together with such other information as may be reasonably available to Company to enable Administrative Agent, Lenders and their counsel to evaluate such matters; and (b) within twenty days after the end of each Fiscal Quarter, a schedule of all Proceedings involving an alleged liability of, or claims against or affecting, Company or any of its Subsidiaries equal to or greater than $2,000,000, and promptly after request by Administrative Agent such other information as may be reasonably requested by Administrative Agent to enable Administrative Agent and its counsel to evaluate any of such Proceedings;

        (x) ERISA Events:  promptly upon becoming aware of the occurrence of or
            ------------
    forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action Company, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

        (xi) ERISA Notices:  with reasonable promptness, copies of (a) each
             -------------
    Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Company, any of its Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (b) all notices received by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (c) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

        (xii)  Financial Plans:  as soon as practicable and in any event no
               ---------------
    later than 30 days after the beginning of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year and the next succeeding Fiscal Year (the "FINANCIAL PLAN" for such Fiscal Year), including without limitation (a) a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for such Fiscal Year, together with a pro forma Compliance
                                                       --- -----
    Certificate for such Fiscal Year and an explanation of the assumptions on which such forecasts are based, (b) forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for each month of each such Fiscal Year, together with an explanation of the assumptions on which such forecasts are based, (c) projected Specified Cellular System Information for each month in such Fiscal Year, (d) the amount of forecasted unallocated overhead for such Fiscal Year, and (e) such other information as any Lender may reasonably request;

        (xiii)  Insurance:  as soon as practicable and in any event by the last
                ---------
    day of each Fiscal Year, a report in form and substance satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such report by Company and its Subsidiaries and all material insurance coverage planned to be maintained by Company and its Subsidiaries in the immediately succeeding Fiscal Year;

        (xiv)  Board of Directors:  with reasonable promptness, written notice
               ------------------
    of any change in the Board of Directors of Company;

             (xv) New Subsidiaries:  promptly upon any Person becoming a
                  ----------------
    Subsidiary of Company, a written notice setting forth with respect to such Person (a) the date on which such Person became a Subsidiary of Company and
    (b) all of the data required to be set forth in Schedule 5.1D annexed hereto
                                                    -------------
    with respect to all Subsidiaries of Company (it being understood that such written notice shall be deemed to supplement Schedule 5.1D annexed hereto
                                                 -------------
    for all purposes of this Agreement);

        (xvi)  Material Contracts:  promptly, and in any event within ten
               ------------------
    Business Days after any Material Contract of Company or any of its Subsidiaries is terminated or amended in a manner that is materially adverse to Company or such Subsidiary, as the case may be, or any new Material Contract is entered into, a written statement describing such event with copies of such material amendments or new contracts, and an explanation of any actions being taken with respect thereto;

        (xvii)  FCC Licenses, etc.:  promptly upon (a) receipt of notice of (1)
                ------------------
    any forfeiture, non-renewal, cancellation, termination, revocation, suspension, impairment or material adverse modification of any material FCC License held by Company or any of its Subsidiaries, or any notice of default or forfeiture with respect to any such FCC License, or (2) any refusal by any Communications Regulatory Authority to renew or extend any material license, permit, certification or other authorization, including without limitation any FCC License, held by Company or any of its Subsidiaries, an Officer's Certificate specifying the nature of such event, the period of existence thereof, and what action Company or its Subsidiaries are taking and propose to take with respect thereto, and (b) any Permitted Acquisition of a Cellular System, a written notice setting forth with respect to the business acquired all of the data required to be set forth in Schedule 5.1E
                                                                  -------------
    with respect to such business and the FCC Licenses and any other licenses, permits, certifications and other authorizations from any other Communications Regulatory Authority required in connection with the operation of such business (it being understood that such written notice shall be deemed to supplement Schedule 5.1E annexed hereto for all purposes
                                  -------------
    of this Agreement); and

        (xviii)  Other Information:  with reasonable promptness, such other
                 -----------------
    information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by Administrative Agent or any Lender.

6.2     CORPORATE EXISTENCE, ETC.
        -------------------------

          Except as permitted under subsection 7.7, Company will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business; provided, however that neither Company nor any of its Subsidiaries
          --------  -------
shall be required to preserve any such right or franchise if the Board of Directors of Company or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of Company or such

Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to Company or such Subsidiary.

6.3     PAYMENT OF TAXES AND CLAIMS; TAX CONSOLIDATION.
        ----------------------------------------------

          A. Company will, and will cause each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such charge or claim
                                        --------
need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (1) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor and (2) in the case of a charge or claim which has or may become a Lien against any material portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any such material portion of the Collateral to satisfy such charge or claim.

          B. Company will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than Company or any of its Subsidiaries) except pursuant to arrangements allocating the obligations to contribute amounts for the payment of income taxes and the benefits of any credits or other reductions of tax payments so as to approximate the income taxes that would be payable by Company on a stand-alone basis if no consolidated tax returns were filed by the parties to such arrangements.

6.4     MAINTENANCE OF PROPERTIES; INSURANCE.
        ------------------------------------

          A. MAINTENANCE OF PROPERTIES. Company will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Company and its Subsidiaries (including, without limitation, all Intellectual Property) and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof.

          B. INSURANCE. Company will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Company and its Subsidiaries as is carried or maintained under similar circumstances in similar locations by corporations engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for corporations similarly situated in the industry. Without limiting the generality of the foregoing, Company will maintain or cause to be maintained replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times reasonably satisfactory to Administrative Agent in its commercially reasonable judgment as is customary in the industry. Each such policy of insurance shall (a) name Administrative Agent for the benefit of Lenders as an additional insured thereunder as its interests may appear and (b) in the case of each business interruption and casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to Administrative Agent, that names Administrative Agent for the benefit of Lenders as the loss payee thereunder for any covered loss in excess of $500,000 and provides for at least 30 days prior written notice to Administrative Agent of any modification or cancellation of such policy; provided, however, that, so long as no Event of Default shall have
             --------  -------
occurred and be continuing, insurance proceeds received by Administrative Agent as such loss payee shall be applied to the Revolving Loans, or, if directed by Company, remitted to the Company to be used for the replacement or repair of any lost, destroyed or damaged assets, equipment or other property covered by such insurance.

6.5     INSPECTION RIGHTS; LENDER MEETING.
        ---------------------------------

          A. INSPECTION RIGHTS. Company shall, and shall cause each of its Subsidiaries to, subject to the confidentiality requirements of this Agreement, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of Company or of any of its Subsidiaries, to inspect, copy (at such Lender's expense) and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided that Company may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours as may reasonably be requested.

          B. LENDER MEETING. Company will, upon the request of Administrative Agent or Requisite Lenders, participate in a meeting of Administrative Agent and Lenders once during each Fiscal Year to be held at Company's corporate offices (or at such other location as may be agreed to by Company and Administrative Agent) at such time as may be agreed to by Company and Administrative Agent.

6.6     COMPLIANCE WITH LAWS, MAINTENANCE OF FCC LICENSES, ETC.
        -------------------------------------------------------

          A. COMPLIANCE WITH LAWS. Company shall comply, and shall cause each of its Subsidiaries to comply, with the requirements of all applicable laws, rules, regulations and orders of or from any federal, state or local governmental or regulatory authority, agency or court (including without limitation the FCC Licenses, the Communications Act and State Telecommunications
Laws), and all orders, decisions, judgments and decrees of or from any court, arbitral or regulatory body in proceedings or actions to which Company or any of its Subsidiaries is a party or by which it is bound, noncompliance with which could reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect.

          B. MAINTENANCE OF FCC LICENSES. Company shall maintain, and shall cause each of its Subsidiaries to maintain, all Governmental Authorizations (including without limitation all FCC Licenses issued to and held by Company or any of its Subsidiaries) necessary or required to own, operate, control, construct, acquire or dispose of their respective properties (including without limitation any Cellular System), to conduct their respective businesses or to comply with the FCC's regulatory, reporting or other requirements, the violation of or the failure to maintain could reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect.

          C. LICENSE SUBSIDIARIES. Company shall, and shall cause its Subsidiaries to, use their respective best efforts to obtain the FCC's approval of each of the FCC License Subsidiary Applications. Within fifteen (15) days following the FCC's approval of each of the FCC License Subsidiary Applications, Company shall, and shall cause its Subsidiaries to, consummate the assignment to the License Subsidiaries of the Principal FCC Licenses that are the subject of such approvals.

6.7     EXECUTION OF SUBSIDIARY GUARANTY AND PERSONAL PROPERTY COLLATERAL
        -----------------------------------------------------------------
        DOCUMENTS BY CERTAIN SUBSIDIARIES AND FUTURE SUBSIDIARIES.
        ---------------------------------------------------------

          A. EXECUTION OF SUBSIDIARY GUARANTY AND PERSONAL PROPERTY COLLATERAL DOCUMENTS. In the event that any Person becomes a domestic Subsidiary of Company after the date hereof, Company will promptly notify Administrative Agent of that fact and Company shall execute and deliver a Pledge Amendment (as such term is defined in the Company Pledge Agreement) to the Company Pledge Agreement, and cause such Subsidiary to execute and deliver to Administrative Agent a counterpart of the Subsidiary Guaranty, a Subsidiary Pledge Agreement and a Subsidiary Security Agreement, and to take all such further actions and execute all such further documents and instruments (including without limitation actions, documents and instruments comparable to those described in subsection 4.1I) as may be necessary or, in the opinion of Administrative Agent, desirable to create in favor of Administrative Agent, for the benefit of Lenders, a valid and perfected First Priority Lien on all of the personal property assets of such Subsidiary described in the applicable forms of Collateral Documents; provided, however, that Company need not cause such
                      --------  -------
domestic Subsidiary to execute and deliver such Subsidiary Guaranty counterpart or such Subsidiary Pledge Agreement or to grant such valid and perfected First Priority Lien to the extent such actions are not permitted by the terms of any Incurred Permitted Acquisition Indebtedness or any Assumed Permitted Acquisition Indebtedness.

          B. SUBSIDIARY CHARTER DOCUMENTS, LEGAL OPINIONS, ETC. Company shall deliver to Administrative Agent, together with such Loan Documents, (i) certified copies of such Subsidiary's Certificate or Articles of Incorporation, together with a good standing certificate from the Secretary of State of the jurisdiction of its incorporation and each other state in which such Person is qualified as a foreign corporation to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each to be dated a recent date prior to their delivery to Administrative

Agent, (ii) a copy of such Subsidiary's Bylaws, certified by its corporate secretary or an assistant secretary as of a recent date prior to their delivery to Administrative Agent, (iii) a certificate executed by the secretary or an assistant secretary of such Subsidiary as to (a) the fact that the attached resolutions of the Board of Directors of such Subsidiary approving and authorizing the execution, delivery and performance of such Loan Documents are in full force and effect and have not been modified or amended and (b) the incumbency and signatures of the officers of such Subsidiary executing such Loan Documents, and (iv) a favorable opinion of counsel to such Subsidiary, in form and substance satisfactory to Administrative Agent and its counsel, as to (a) the due organization and good standing of such Subsidiary, (b) the due authorization, execution and delivery by such Subsidiary of such Loan Documents,
(c) the enforceability of such Loan Documents against such Subsidiary, (d) such other matters (including without limitation matters relating to the creation and perfection of Liens in any Collateral pursuant to such Loan Documents) as Administrative Agent may reasonably request, all of the foregoing to be satisfactory in form and substance to Administrative Agent and its respective counsel.

6.8     INTEREST RATE PROTECTION.
        ------------------------

          Within ninety (90) days after the Closing Date, Company shall obtain and shall thereafter maintain in effect for a period of not less than two years one or more Interest Rate Agreements with respect to the Loans, in an aggregate notional principal amount of not less than 50% of the Loans borrowed on the Closing Date, which Interest Rate Agreements shall have the effect of establishing a maximum interest rate of not more than the Adjusted Eurodollar Rate in effect on the Closing Date plus 2.00% per annum with respect to such
                                   ----
notional principal amount, each such Interest Rate Agreement to be in form and substance reasonably satisfactory to Administrative Agent and with a term of not less than two years. Administrative Agent shall determine in good faith the extent to which Company's outstanding Hedge Agreements on the Closing Date may be applied to reduce the obligations of Company to obtain Interest Rate Agreements under this subsection 6.8.


SECTION 7.   NEGATIVE COVENANTS

          Holdings and Company covenant and agree that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Holdings and Company shall perform, and shall cause each of their Subsidiaries to perform, all covenants in this Section 7.

7.1     INDEBTEDNESS.
        ------------

          Holdings and Company shall not, and shall not permit any of their respective Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

        (i) Company may become and remain liable with respect to the Obliga tions;

        (ii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by subsection 7.4 and, upon any matured obligations actually arising pursuant thereto, the Indebtedness corre sponding to the Contingent Obligations so extinguished;

        (iii) Company and its Subsidiaries may become and remain liable with respect to Indebtedness in respect of Capital Leases and Purchase Money Indebtedness in an aggregate principal amount not to exceed $15,000,000 at any time outstanding; provided that such Capital Leases are permitted under
                          --------
    the terms of subsection 7.9;

        (iv) Company may become and remain liable with respect to Indebtedness to any of its Intercompany Subsidiaries, and any Intercompany Subsidiary of Company may become and remain liable with respect to Indebtedness to Company or any other Intercompany Subsidiary of Company; provided that (a) all such
                                                     --------
    intercompany Indebtedness shall be evidenced by promissory notes, (b) all such intercompany Indebtedness owed by Company to any of its Intercompany Subsidiaries shall be subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement, and (c) any payment by any Intercompany Subsidiary of Company under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any intercompany
                      --- -----
    Indebtedness owed by such Intercompany Subsidiary to Company or to any of its Intercompany Subsidiaries for whose benefit such payment is made;

        (v) Company may become and remain liable with respect to Indebtedness evidenced by the Subordinated Notes in an aggregate principal amount not to exceed $175,000,000;

        (vi) Holdings may become and remain liable with respect to Indebtedness evidenced by the Holdings Discount Notes in an aggregate principal amount not to exceed $153,400,000.

        (vii) Subsidiaries of Company may become and remain liable with respect to Indebtedness constituting Incurred Permitted Acquisition Indebtedness in an aggregate principal amount not exceeding $50,000,000 at any time outstanding;

        (viii)  Indebtedness described in Schedule 7.1 annexed hereto;
                                          ------------

        (ix) Subsidiaries of Company may become and remain liable with respect to Indebtedness constituting Assumed Permitted Acquisition Indebtedness in an aggregate principal amount not exceeding $15,000,000 at any time outstanding;

        (x) Company may incur Refinancing Indebtedness to effect a Refinancing of the Subordinated Notes and Holdings may incur Refinancing Indebtedness to effect a Refinancing of the Holdings Discount Notes; and

        (xi) Company and its Subsidiaries may become and remain liable with respect to other Indebtedness in an aggregate principal amount not to exceed $100,000,000 at any time outstanding; provided that any Indebtedness
                                          --------
    incurred pursuant to this subsection 7.1(xi) (1) shall be unsecured, (2) shall not include or be cross-defaulted to any financial maintenance tests,
    (3) shall not mature earlier than six months after the final maturity date of the Tranche B Term Loans, and (4) shall contain terms and conditions customary to high-yield debt Securities; provided further that the Non-
                                             -------- -------
    Excluded Net Debt Proceeds from such Indebtedness shall be used as Permitted Acquisition Cash Financing and/or be applied as a mandatory prepayment pursuant to subsection 2.4B(iii)(c) only; provided further that any
                                              -------- -------
    Indebtedness incurred pursuant to this subsection 7.1(xi) and used for Permitted Acquisitions shall reduce on a dollar-for-dollar basis the amount available under the Revolving Loans; provided further that Company and its
                                         -------- -------
    Subsidiaries may not incur any Indebtedness under this subsection 7.1(xi) if, after giving effect to such incurrence of Indebtedness, the Total Utilization of Revolving Loan Commitments would exceed the difference of (x) the Revolving Loan Commitments then in effect less (y) an amount equal to
                                                  ----
    the aggregate principal amount of Indebtedness incurred by Company and its Subsidiaries under this subsection 7.1(xi) then outstanding, if any.

7.2     LIENS AND RELATED MATTERS.
        -------------------------

          A. PROHIBITION ON LIENS. Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Company or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any State or under any similar recording or notice statute, except:

        (i)  Permitted Encumbrances;

        (ii) Liens granted pursuant to the Collateral Documents;

        (iii)  Liens described in Schedule 7.2 annexed hereto;
                                  ------------

        (iv) Liens securing Indebtedness described in subsection 7.1(iii) on assets financed by such Indebtedness;

        (v) Liens on cash and Investments made from the proceeds of the issuance of the Subordinated Notes and the Holdings Discount Notes prior to the expenditure of such proceeds upon consummation of the Merger; and

        (vi) Liens on the assets of an Acquiring Subsidiary of Company to secure Incurred Permitted Acquisition Indebtedness of such Subsidiary.

        B. EQUITABLE LIEN IN FAVOR OF LENDERS. If Company or any of its Subsidiaries shall knowingly create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Liens excepted by the provisions of subsection 7.2A, it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided that, notwithstanding the
                                       --------
foregoing, this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not permitted by the provisions of subsection 7.2A.

        C. NO FURTHER NEGATIVE PLEDGES. Except with respect to specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale, neither Company nor any of its Subsidiaries shall enter into any agreement (other than the Holding Discount Note Indenture, the Subordinated Note Indenture or any other agreement prohibiting only the creation of Liens securing Subordinated Indebtedness) prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired, securing payment of the Obligations or a Refinancing thereof.

        D. NO RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS TO COMPANY OR OTHER SUBSIDIARIES. Except as provided herein, Company will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary's capital stock owned by Company or any other Subsidiary of Company, (ii) repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of Company, (iii) make loans or advances to Company or any other Subsidiary of Company, or (iv) transfer any of its property or assets to Company or any other Subsidiary of Company; provided,
                                                                      --------
however, that Company may, and may permit its Subsidiaries to, create or
-------
otherwise cause or suffer to exist or become effective such consensual encumbrances or restrictions to the extent such consensual encumbrances or restrictions are required by the terms of any Incurred Permitted Acquisition Indebtedness or any Assumed Permitted Acquisition Indebtedness.

7.3     INVESTMENTS; JOINT VENTURES.
        ---------------------------

          Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except:

        (i) Company and its Subsidiaries may make and own Investments in Cash Equivalents;

        (ii) Company and its Subsidiaries may continue to own the Investments owned by them as of the Closing Date in any Subsidiaries of Company;

        (iii) Company and its Subsidiaries may make intercompany loans to the extent permitted under subsection 7.1(iv);

        (iv) Company and its Subsidiaries may make Consolidated Capital Expenditures permitted by subsection 7.8;

        (v) Company and its Subsidiaries may continue to own the Investments owned by them and described in Schedule 7.3 annexed hereto;
                                   ------------

        (vi) Company and its Subsidiaries may make Investments relating to the purchase of minority equity interests in Subsidiaries (whether existing as of or subsequent to the Closing Date) which Company directly or indirectly owns a majority interest;

        (vii) Company and its Subsidiaries may make and own Investments in Permitted Acquisitions permitted by subsections 7.7(iii) and (vi); and

        (viii) Company and its Subsidiaries may make and own other Investments in an aggregate amount not to exceed at any time $5,000,000.

7.4     CONTINGENT OBLIGATIONS.
        ----------------------

          Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

        (i) Subsidiaries of Company may become and remain liable with respect to Contingent Obligations in respect of the Subsidiary Guaranty;

        (ii) Company may become and remain liable with respect to Contingent Obligations in respect of Letters of Credit;

        (iii) Company may become and remain liable with respect to Contingent Obligations under Hedge Agreements described in Schedule 7.4 and other Hedge Agreements with respect to Indebtedness in an aggregate notional principal amount not to exceed at any time the principal amount of the Loans outstanding;

        (iv) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with Asset Sales or other sales of assets;

        (v) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations under guarantees in the ordinary course of business of the obligations of suppliers, customers and licensees of Company and its Subsidiaries in an aggregate amount not to exceed at any time $3,000,000;

        (vi) Company may become and remain liable with respect to leases of its Subsidiaries to the extent such leases are permitted by subsection 7.9; and

        (vii) Company and its Subsidiaries may become and remain liable with respect to other Contingent Obligations; provided that the maximum aggregate
                                             --------
    liability, contingent or otherwise, of Company and its Subsidiaries in respect of all such Contingent Obligations shall at no time exceed $5,000,000.

7.5     RESTRICTED JUNIOR PAYMENTS.
        --------------------------

          Holdings and Company shall not, and shall not permit any of their Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that (i) Company may make
                                           --------
regularly scheduled payments of interest in respect of any Subordinated Indebtedness or any Refinancing thereof in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the indenture or other agreement pursuant to which such Subordinated Indebtedness or Refinancing was issued, as such indenture or other agreement may be amended from time to time to the extent permitted under subsection 7.15B, and (ii) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing or shall be caused thereby, Company may make Restricted Junior Payments to Holdings: (a) in an aggregate amount not to exceed $100,000 in any Fiscal Year, to the extent necessary to permit Holdings to pay general administrative costs and expenses; (b) to the extent necessary to permit Holdings to pay cash interest payments on the Holdings Discount Notes or any Refinancing thereof when contractually required; provided that after giving effect to such Restricted Junior Payments under this
--------
clause (b), without duplication of amounts, Company and its Subsidiaries shall be in Pro Forma Financial Covenant Compliance; (c) to the extent necessary to permit Holdings to discharge the consolidated tax and franchise liabilities of Holdings and its Subsidiaries, in each case so long as Holdings applies the amount of any such Restricted Junior Payment for such purpose; (d) to the extent necessary to permit Holdings to pay Transaction Costs; and (e) management fees payable to Holdings in an annual aggregate amount not exceeding $50,000 in each calendar year.

7.6     FINANCIAL COVENANTS.
        -------------------

        A. MINIMUM INTEREST COVERAGE RATIO. Company shall not permit the ratio of (i) Consolidated Annualized EBITDA to (ii) the sum of (x) Consolidated Interest Expense for any four-Fiscal Quarter period ending on any dates set forth below plus (y) any Restricted
            ----

Junior Payments made by Company to Holdings under clause (ii)(b) of the proviso contained in subsection 7.5 during such same period to be less than the cor relative ratio indicated:

                                                           MINIMUM
                      PERIOD                      INTEREST COVERAGE RATIO
                 -----------------                -----------------------

                 December 31, 1997                        1.10:1.00

                 March 31, 1998                           1.15:1.00
                 June 30, 1998                            1.15:1.00
                 September 30, 1998                       1.15:1.00
                 December 31, 1998                        1.20:1.00

                 March 31, 1999                           1.25:1.00
                 June 30, 1999                            1.30:1.00
                 September 30, 1999                       1.30:1.00
                 December 31, 1999                        1.30:1.00

                 March 31, 2000                           1.40:1.00
                 June 30, 2000                            1.45:1.00
                 September 30, 2000                       1.50:1.00
                 December 31, 2000                        1.55:1.00

                 March 31, 2001                           1.65:1.00
                 June 30, 2001                            1.75:1.00
                 September 30, 2001                       1.80:1.00
                 December 31, 2001                        1.80:1.00

                 March 31, 2002                           1.90:1.00
                 June 30, 2002                            2.00:1.00
                 September 30, 2002                       2.00:1.00
                 December 31, 2002                        2.00:1.00

                 March 31, 2003                           1.90:1.00
                 June 30, 2003                            1.90:1.00
                 September 30, 2003                       1.90:1.00
                 December 31, 2003                        1.90:1.00

                 March 31, 2004                           2.00:1.00
                 June 30, 2004                            2.00:1.00
                 September 30, 2004                       2.10:1.00
                 December 31, 2004                        2.25:1.00

                 March 31, 2005                           2.20:1.00
                 June 30, 2005                            2.30:1.00

                 September 30, 2005                       2.40:1.00
                 December 31, 2005                        2.50:1.00

                 March 31, 2006                           2.60:1.00
                 June 30, 2006                            2.65:1.00
                 September 30, 2006                       2.80:1.00

; provided that (i) with respect to the foregoing ratio for the compliance
  --------
period ending December 31, 1997, Consolidated Interest Expense shall be calculated as Consolidated Interest Expense for the Fiscal Quarter ending December 31, 1997 multiplied by 4, (ii) for the compliance period ending March
                  -------------
31, 1998, Consolidated Interest Expense shall be calculated as Consolidated Interest Expense for the two Fiscal Quarters ending March 31, 1998 multiplied by
                                                                   -------------
2 and (iii) for the compliance period ending June 30, 1998, Consolidated Interest Expense shall be calculated as Consolidated Interest Expense for the three Fiscal Quarters ending June 30, 1998 multiplied by 1-1/3.
                                           -------------

       B. MINIMUM FIXED CHARGE COVERAGE RATIO. Company shall not permit the ratio of (i) Consolidated Annualized EBITDA to (ii) Consolidated Fixed Charges for any four-Fiscal Quarter period ending on any dates set forth below to be less than the correlative ratio indicated:

                                                        MINIMUM FIXED
                      PERIOD                        CHARGE COVERAGE RATIO
                 -----------------                  ---------------------

                 December 31, 1997                        0.75:1.00

                 March 31, 1998                           0.75:1.00
                 June 30, 1998                            0.75:1.00
                 September 30, 1998                       0.75:1.00
                 December 31, 1998                        0.75:1.00

                 March 31, 1999                           0.90:1.00
                 June 30, 1999                            1.00:1.00
                 September 30, 1999                       1.05:1.00
                 December 31, 1999                        1.05:1.00

                 March 31, 2000                           1.10:1.00
                 June 30, 2000                            1.10:1.00
                 September 30, 2000                       1.10:1.00
                 December 31, 2000                        1.10:1.00

                 March 31, 2001                           1.15:1.00
                 June 30, 2001                            1.20:1.00
                 September 30, 2001                       1.25:1.00
                 December 31, 2001                        1.25:1.00

                 March 31, 2002                           1.25:1.00
                 June 30, 2002                            1.25:1.00
                 September 30, 2002                       1.25:1.00
                 December 31, 2002                        1.25:1.00

                 March 31, 2003                           1.25:1.00
                 June 30, 2003                            1.25:1.00
                 September 30, 2003                       1.25:1.00
                 December 31, 2003                        1.25:1.00

                 March 31, 2004                           1.25:1.00
                 June 30, 2004                            1.25:1.00
                 September 30, 2004                       1.25:1.00
                 December 31, 2004                        1.25:1.00

                 March 31, 2005                           1.25:1.00
                 June 30, 2005                            1.20:1.00
                 September 30, 2005                       1.20:1.00
                 December 31, 2005                        0.85:1.00

                 March 31, 2006                           0.65:1.00
                 June 30, 2006                            0.55:1.00
                 September 30, 2006                       0.45:1.00

; provided that with respect to the foregoing ratio for compliance periods
  --------
ending on and prior to June 30, 1998, Consolidated Fixed Charges shall be calculated utilizing the Consolidated Interest Expense calculations as provided in the proviso set forth in subsection 7.6A above and all other component amounts in "Consolidated Fixed Charges" shall be the actual amounts thereof from the Closing Date through the respective dates of determination.

       C. MAXIMUM LEVERAGE RATIO. Company shall not permit the Consolidated Leverage Ratio for any period ending on any dates set forth below to exceed the correlative ratio indicated:

                                                           MINIMUM
                      PERIOD                       MAXIMUM LEVERAGE RATIO
                 -----------------                 ----------------------

                 December 31, 1997                         9.7:1.00

                 March 31, 1998                            9.3:1.00
                 June 30, 1998                             9.1:1.00
                 September 30, 1998                        9.1:1.00
                 December 31, 1998                         9.1:1.00

                 March 31, 1999                            8.4:1.00
                 June 30, 1999                             7.9:1.00

                 September 30, 1999                        7.7:1.00
                 December 31, 1999                         7.6:1.00

                 March 31, 2000                            7.0:1.00
                 June 30, 2000                             6.5:1.00
                 September 30, 2000                        6.3:1.00
                 December 31, 2000                         6.2:1.00

                 March 31, 2001                            5.8:1.00
                 June 30, 2001                             5.5:1.00
                 September 30, 2001                        5.3:1.00
                 December 31, 2001                         5.1:1.00

                 March 31, 2002                            4.9:1.00
                 June 30, 2002                             4.6:1.00
                 September 30, 2002                        4.4:1.00
                 December 31, 2002                         4.2:1.00

                 March 31, 2003                            4.1:1.00
                 June 30, 2003
                   and each Fiscal Quarter thereafter      4.0:1.00

       D. MINIMUM CONSOLIDATED ANNUALIZED EBITDA. Company shall not permit Consolidated Annualized EBITDA for any period ending on any dates set forth below to be less than the correlative amount indicated:

                                                    MINIMUM CONSOLIDATED
                      PERIOD                          ANNUALIZED EBITDA
                 -----------------                  --------------------

                 December 31, 1997                      $ 64,900,000

                 March 31, 1998                           67,600,000
                 June 30, 1998                            69,400,000
                 September 30, 1998                       69,300,000
                 December 31, 1998                        70,000,000

                 March 31, 1999                           74,500,000
                 June 30, 1999                            79,100,000
                 September 30, 1999                       79,900,000
                 December 31, 1999                        80,700,000

                 March 31, 2000                           85,800,000
                 June 30, 2000                            91,100,000
                 September 30, 2000                       92,000,000

                 December 31, 2000                        92,900,000

                 March 31, 2001                           96,200,000
                 June 30, 2001                            99,500,000
                 September 30, 2001                      100,500,000
                 December 31, 2001                       101,500,000

                 March 31, 2002                          103,600,000
                 June 30, 2002                           105,700,000
                 September 30, 2002                      106,800,000
                 December 31, 2002                       107,900,000

                 March 31, 2003                          109,200,000
                 June 30, 2003                           110,500,000
                 September 30, 2003                      111,600,000
                 December 31, 2003                       112,700,000

                 March 31, 2004                          113,000,000
                 June 30, 2004                           113,000,000
                 September 30, 2004                      113,400,000
                 December 31, 2004                       114,500,000

                 March 31, 2005                          114,800,000
                 June 30, 2005                           115,100,000
                 September 30, 2005                      116,300,000
                 December 31, 2005                       117,500,000

                 March 31, 2006                          117,600,000
                 June 30, 2006                           117,700,000
                 September 30, 2006                      118,900,000

; provided that upon the sale of a Cellular System in an Asset Sale (and
  --------
assuming the Net Asset Sale Proceeds from such Asset Sale are not reinvested in a Permitted Acquisition within the period permitted by the definition of "Asset Sale" and so long as such proceeds are not so reinvested), the amounts set forth above shall be reduced by the sum of the contributions to Consolidated Annualized EBITDA by all Cellular Systems so sold for the two Fiscal Quarter period immediately preceding the dates of such respective sales.

       E. MINIMUM TOTAL DEBT SERVICE RATIO. Company shall not permit the ratio of (i) Consolidated Annualized EBITDA to (ii) Pro Forma Total Debt Service for any Fiscal Quarter ending on any dates set forth below to be less than the correlative ratio indicated:

                                                      MINIMUM TOTAL
                      PERIOD                        DEBT SERVICE RATIO
                 -----------------                  ------------------

                 December 31, 1997                       1.05:1.00

                 March 31, 1998                          1.10:1.00
                 June 30, 1998                           1.10:1.00
                 September 30, 1998                      1.10:1.00
                 December 31, 1998                       1.10:1.00

                 March 31, 1999                          1.10:1.00
                 June 30, 1999                           1.10:1.00
                 September 30, 1999                      1.10:1.00
                 December 31, 1999                       1.10:1.00

                 March 31, 2000                          1.20:1.00
                 June 30, 2000                           1.25:1.00
                 September 30, 2000                      1.25:1.00
                 December 31, 2000                       1.25:1.00

                 March 31, 2001                          1.30:1.00
                 June 30, 2001                           1.40:1.00
                 September 30, 2001                      1.40:1.00
                 December 31, 2001                       1.40:1.00

                 March 31, 2002                          1.40:1.00
                 June 30, 2002                           1.40:1.00
                 September 30, 2002                      1.40:1.00
                 December 31, 2002                       1.40:1.00

                 March 31, 2003                          1.40:1.00
                 June 30, 2003                           1.40:1.00
                 September 30, 2003                      1.40:1.00
                 December 31, 2003                       1.40:1.00

                 March 31, 2004                          1.40:1.00
                 June 30, 2004                           1.40:1.00
                 September 30, 2004                      1.40:1.00
                 December 31, 2004                       0.95:1.00

                 March 31, 2005                          0.75:1.00
                 June 30, 2005                           0.60:1.00
                 September 30, 2005                      0.50:1.00
                 December 31, 2005
                   and each Fiscal Quarter thereafter    2.50:1.00

7.7    RESTRICTION ON FUNDAMENTAL CHANGES; ASSET SALES AND ACQUISITIONS.
       ----------------------------------------------------------------

          Holdings and Company shall not, and shall not permit any of Company's Subsidiaries to, alter the corporate, capital or legal structure of Holdings, Company or any of Company's Subsidiaries, or enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, except:

       (i) the Merger may be consummated and any Subsidiary of Company may be merged with or into Company or any Subsidiary Guarantor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any Subsidiary Guarantor; provided that, in the case of such a merger, Company or such
               --------
    Subsidiary Guarantor shall be the continuing or surviving corporation;

       (ii) Company and its Subsidiaries may make Consolidated Capital Expenditures permitted under subsection 7.8;

       (iii) Acquiring Subsidiaries may make Permitted Acquisitions, without the consent of Agents or Lenders, in an aggregate amount up to $200,000,000; provided that:
    --------

            (a) the sole consideration that may be used to consummate such Permitted Acquisitions is any combination of the following: (x) Permitted Acquisition Cash Financing in an aggregate amount not to exceed $100,000,000, (y) Permitted Acquisition Equity Financing in an amount not to exceed $100,000,000, and/or (z) Cellular Systems (including any property and assets related to such Cellular Systems) owned and operated by Company or any of its Subsidiaries, which Cellular Systems shall be exchanged or "swapped" for Cellular Systems (including any property and assets related to such Cellular Systems) owned and operated by another Person (other than Company or any of its Subsidiaries); provided that in the case of exchanges or "swaps" of
                        --------
         Cellular Systems (and any related property and assets), (1) the aggregate fair market value of all such Cellular Systems owned and operated by Company and its Subsidiaries being exchanged or "swapped" shall not exceed $100,000,000 less the aggregate amount of Net Asset
                                       ----
         Sale Proceeds reinvested by Company and its Subsidiaries in other Cellular Systems pursuant to subsection 7.7(vi)(c), (2) the total consideration received by Company or any of its Subsidiaries in connection with any such exchange or "swap" shall be equal to the fair market value of the Cellular System being exchanged or "swapped" and (3) any such exchange or "swap" with Affiliates of Company and its Subsidiaries shall comply with the requirements of sections 4.11 and 4.15 of the Subordinated Note Indenture after giving effect to all waivers and amendments thereto;

            (b) prior to entering into any binding agreement with respect to any Permitted Acquisition, Company and its Subsidiaries, after giving effect to such Permitted Acquisition and using reasonable assumptions in the opinion of Administrative Agent, shall be in Pro Forma Financial Covenant Compliance, and Company shall deliver to Administrative Agent and Lenders a pro forma Compliance Certificate reflecting such Pro
                       --- -----
         Forma Financial Covenant Compliance by Company and its Subsidiaries;

            (c) prior to the completion of any Permitted Acquisition, Company shall, and shall cause its Subsidiaries to, obtain all Governmental Authorizations and all consents of other Persons (including without limitation the FCC), in each case that are necessary or advisable in connection with the transfer of any FCC Licenses and the continued operation of the Cellular System or business being acquired in substantially the same manner as conducted prior to the consummation of such Permitted Acquisition;

            (d) contemporaneously with the completion of any Permitted Acquisition, Company shall, and shall cause its Subsidiaries to, grant to Administrative Agent (on behalf of Lenders) a valid and perfected First Priority Lien upon the assets and other property acquired in connection with such Permitted Acquisition to the extent such assets and property constitute or are otherwise comparable to the personal property Collateral given as security under this Agreement; provided,
                                                                     --------
         however, that Company need not, and need not cause its Subsidiaries to,
         -------
         grant such valid and perfected First Priority Lien to the extent that such a grant is not permitted by the terms of any Incurred Permitted Acquisition Indebtedness or any Assumed Permitted Acquisition Indebtedness;

            (e) contemporaneously with or as soon as practicable after the completion of a Permitted Acquisition, Company shall, and shall cause its Subsidiaries to, transfer to the License Subsidiaries any Principal FCC Licenses acquired in connection with the Permitted Acquisition provided, however, that the Company need not, and need not cause its
         --------  -------
         Subsidiaries to, transfer to License Subsidiaries such Principal FCC Licenses to the extent such a transfer is not permitted by the terms of any Incurred Permitted Acquisition Indebtedness or any Assumed Permitted Acquisition Indebtedness; and

            (f) in the event an Acquiring Subsidiary acquires another Person (other than Company or any of its Subsidiaries) in connection with a Permitted

         Acquisition, such acquired Person shall (x) be made an Intercompany Subsidiary of Company or be merged with and into Company or any of its Subsidiaries and (y) comply with the requirements of subsection 6.7 contemporaneously with the completion of such Permitted Acquisition;

       (iv) Company and its Subsidiaries may dispose of obsolete, worn out or surplus property in the ordinary course of business;

       (v) Company and its Subsidiaries may sell or otherwise dispose of assets in transactions that do not constitute Asset Sales; provided that the
                                                        --------
    consideration received for such assets shall be in an amount at least equal to the fair market value thereof; and

       (vi) subject to subsection 7.13, Company and its Subsidiaries may make Asset Sales of assets, including without limitation Cellular Systems and any related property or assets; provided that
                                --------

            (a) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof; provided, however,
                                                          --------  -------
         that with respect to any such Asset Sales with Affiliates of Company and its Subsidiaries, such Asset Sales shall comply with the then existing requirements of sections 4.11 and 4.15 of the Subordinated
         Note Indenture after giving effect to all waivers and amendments thereto;

            (b) the sole consideration received shall be cash; provided,
                                                               --------
         however, that with respect to such Asset Sales having a fair market
         -------
         value not in excess of $100,000,000 in the aggregate, the consideration received may be another Cellular System or Systems (and any related property and assets) exchanged or "swapped" for in accordance with subsection 7.7(iii)(a) and up to $25,000,000 of promissory notes from the purchaser of such assets (or an Affiliate of such purchaser);

            (c) the Net Asset Sale Proceeds of such Asset Sales shall be applied as mandatory prepayments as required by subsection 2.4B(iii)(a); provided, however, that with respect to such Net Asset Sale Proceeds in
         --------  -------
         an amount not to exceed (x) $100,000,000 less (y) the aggregate fair
                                                  ----
         market value of Cellular Systems being exchanged or "swapped" pursuant to subsection 7.7(iii)(a), such amount of such proceeds may be reinvested or committed to be reinvested by Company and its Subsidiaries within 180 days after receipt of such proceeds, and in fact so reinvested as soon as practical after receipt of any required consents or approvals from the FCC and, in any event, not later than 360 days after receipt of such proceeds, in another Cellular System of equal or substantially similar fair market value in connection with a Permitted Acquisition pursuant to subsection 7.7(iii); and

            (d) prior to entering into any binding agreement with respect to any such Asset Sale, Company and its Subsidiaries, after giving effect to such Asset Sale and using reasonable assumptions in the opinion of Administrative Agent, shall be in Pro Forma Financial Covenant Compliance, and Company shall deliver to Administrative Agent and Lenders a pro forma Compliance Certificate reflecting such Pro Forma
                   --- -----
         Financial Covenant Compliance by Company and its Subsidiaries; provided
                                                                        --------
         that the requirements of this clause (d) of subsection 7.7(vi) shall not be applicable to the initial Asset Sales made after the Closing Date having aggregate cumulative Net Asset Sales Proceeds not exceeding $50,000,000.

7.8    CONSOLIDATED CAPITAL EXPENDITURES.
       ---------------------------------

          Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount in excess of the corresponding amount (the "MAXIMUM CONSOLIDATED CAPITAL EXPENDITURES AMOUNT") set forth below opposite such Fiscal
Year:

                                                   MAXIMUM CONSOLIDATED
                       FISCAL YEAR                 CAPITAL EXPENDITURES
             ----------------------------------  ------------------------

             Closing Date through
                December 31, 1997                         $15,000,000
             Fiscal Year 1998                              32,500,000
             Fiscal Year 1999 and each Fiscal
                Year through Fiscal Year 2005              18,500,000
             January 1, 2006
                through September 30, 2006                 15,000,000

; provided that the Maximum Consolidated Capital Expenditures Amount for any
  --------
Fiscal Year shall be increased by an amount equal to the excess, if any, (but in no event more than 50% of the Maximum Consolidated Capital Expenditures Amount for the previous Fiscal Year, as adjusted in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous Fiscal Year

7.9    RESTRICTION ON LEASES.
       ---------------------

          Company shall not, and shall not permit any of its Subsidiaries to, become liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any lease, whether an Operating Lease or a Capital Lease (other than intercompany leases between Company and its Intercompany Subsidiaries), unless, immediately after giving effect to the incurrence of liability with respect to such lease, the Consolidated Rental Payments at the time in effect during the then current Fiscal Year shall not exceed the corresponding amount set forth below opposite such Fiscal Year:

                                                MAXIMUM CONSOLIDATED
                    FISCAL YEAR                   RENTAL PAYMENTS
             --------------------------------   --------------------

             Closing Date through
                December 31, 1997                    $ 5,000,000
             Fiscal Year 1998 and each Fiscal
                Year through Fiscal Year 2005         10,000,000
             January 1, 2006 through
                September 30, 2006                    10,000,000

7.10   SALES AND LEASE-BACKS.
       ---------------------

          Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which Company or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than Company or any of its Subsidiaries) or (ii) which Company or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Company or any of its Subsidiaries to any Person (other than Company or any of its Subsidiaries) in connection with such lease; provided that Company and its Subsidiaries may become and remain
            --------
liable as lessee, guarantor or other surety with respect to any such lease if and to the extent that Company or any of its Subsidiaries would be permitted to enter into, and remain liable under, such lease under subsection 7.9.

7.11   SALE OR DISCOUNT OF RECEIVABLES.
       -------------------------------

          Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable other than such notes or accounts receivable sold for purposes of collection and for which reserves have been established under GAAP.

7.12   TRANSACTIONS WITH SHAREHOLDERS AND AFFILIATES.
       ---------------------------------------------

          Neither Holdings nor Company shall, and neither shall permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity Securities of Holdings or Company or with any Affiliate of Holdings or Company or of any such holder, on terms that are less favorable to Holdings, Company or that Subsidiary, as the case may be, than those that would reasonably expected to be obtained at the time from Persons who are not such a holder or Affiliate; provided that the foregoing restriction
                                    --------
shall not apply to (i) any transaction between Holdings, Company and any of their respective Subsidiaries or between any of their respective Subsidiaries,
(ii) reasonable and customary fees paid to members of the Boards of Directors of Holdings, Company and their respective Subsidiaries, and (iii) tax sharing arrangements permitted by subsection 6.3B.

7.13   DISPOSAL OF SUBSIDIARY STOCK.
       ----------------------------

          Except for any sale of 100% of the capital stock or other equity Securities of any of its Subsidiaries in compliance with the provisions of subsection 7.7(v), neither Holdings nor Company shall:

       (i) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries, except to qualify directors if required by applicable law; or

            (ii) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries (including such Subsidiary), except to Company, another Subsidiary of Company, or to qualify directors if required by applicable law.

7.14   CONDUCT OF BUSINESS.
       -------------------

          A. COMPANY BUSINESS. From and after the Closing Date, Company shall not, and shall not permit any of its Subsidiaries to, engage in any business other than (i) the businesses engaged in by Company and its Subsidiaries on the Closing Date and similar or related businesses and (ii) such other lines of business as may be consented to by Requisite Lenders.

          B. HOLDINGS BUSINESS. Holdings shall not (i) engage in any business other than entering into and performing its obligations under and in accordance with the Loan Documents and Related Agreements to which it is a party or (ii) own any assets other than (a) the capital stock of Company and (b) Cash and Cash Equivalents in an amount not to exceed $1,000,000 at any one time for the purpose of paying general operating expenses of Holdings.

          C. LICENSE SUBSIDIARIES. No License Subsidiary shall engage in any business or incur any liabilities other than the ownership of its FCC Licenses and the execution, delivery and performance of the Loan Documents and Related Agreements to which it is a party and activities incidental to the foregoing.

7.15   AMENDMENTS OR WAIVERS OF CERTAIN RELATED AGREEMENTS; AMENDMENTS OF
       ------------------------------------------------------------------
       DOCUMENTS RELATING TO SUBORDINATED INDEBTEDNESS; DESIGNATION OF
       ---------------------------------------------------------------
       "DESIGNATED SENIOR INDEBTEDNESS".
       --------------------------------

          A. AMENDMENTS OR WAIVERS OF CERTAIN RELATED AGREEMENTS. Except as provided in subsections 7.15B and 7.15D, none of Holdings, Company nor any of their Subsidiaries will agree to any material amendment to, or waive any of its material rights under, any Related Agreement after the Closing Date without in each case obtaining the prior written consent of Requisite Lenders to such amendment or waiver.

          B. AMENDMENTS OF DOCUMENTS RELATING TO SUBORDINATED INDEBTEDNESS. Company shall not, and shall not permit any of its Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Subordinated Indebtedness, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness (or a trustee or other representative on their behalf) which would be materially adverse to Company or Lenders.

          C. DESIGNATION OF "DESIGNATED SENIOR INDEBTEDNESS". Company shall not designate any Indebtedness (other than the Obligations) as "Designated Senior Indebtedness" (as defined in the Subordinated Note Indenture) for purposes of the Subordinated Note Indenture without the prior written consent of Requisite Lenders.

          D. AMENDMENTS OF DOCUMENTS RELATING TO HOLDINGS DISCOUNT NOTES. Holdings shall not, and shall not permit any of its Subsidiaries to, amend or otherwise change the terms of the Holdings Discount Notes or the Holdings Note Indenture, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Holdings Discount Notes, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any payment of interest permitted to be made in additional Holdings Discount Notes to be made in cash, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of Holdings Discount Notes (or a trustee or other representative on their behalf) which would be materially adverse to Holdings or Lenders.

7.16   FISCAL YEAR.
       -----------

            Company shall not change its Fiscal Year-end from December 31.

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

SECTION 8.  EVENTS OF DEFAULT

            If any of the following conditions or events ("EVENTS OF DEFAULT") shall occur:

8.1    FAILURE TO MAKE PAYMENTS WHEN DUE.
       ---------------------------------

          Failure by Company to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by mandatory prepayment or otherwise; failure by Company to pay when due any amount payable to an Issuing Lender in reimbursement of any drawing under a Letter of Credit; or failure by Company to pay any interest on any Loan or any fee or any other amount due under this Agreement within five days after the date due; or

8.2    DEFAULT IN OTHER AGREEMENTS.
       ---------------------------

          (i) Failure of Holdings or Company or any of their Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in subsection 8.1) or Contingent Obligations in an individual principal amount of $5,000,000 or more or with an aggregate principal amount of $15,000,000 or more, in each case beyond the end of any grace period provided therefor; or (ii) breach or default by Holdings or Company or any of their Subsidiaries with respect to any other material term of (a) one or more items of Indebtedness or Contingent Obligations in the individual or aggregate principal amounts referred to in clause (i) above or (b) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness or Contingent Obligation(s) in such individual and aggregate principal amounts, if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

8.3    BREACH OF CERTAIN COVENANTS.
       ---------------------------

          Failure of Holdings or Company to perform or comply with any term or condition contained in subsection 2.5 or 6.2 or Section 7 of this Agreement; or

8.4    BREACH OF WARRANTY.
       ------------------

          Any representation, warranty, certification or other statement made by Holdings or Company or any of their Subsidiaries in any Loan Document or in any statement or certificate at any time given by Holdings or Company or any of their Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

8.5    OTHER DEFAULTS UNDER LOAN DOCUMENTS.
       -----------------------------------

          Any Loan Party shall default in the performance of or compliance with any material term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this
Section 8, and such default shall not have been remedied or waived within 30 days after the earlier of (i) an officer of Company or such Loan Party becoming aware of such default or (ii) receipt by Company and such Loan Party of notice from any Agent or any Lender of such default; or

8.6    INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.
       -----------------------------------------------------

          (i) A court having jurisdiction in the premises shall enter an order for relief in respect of Holdings or Company or any of their Material Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Holdings or Company or any of their Material Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or an order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Holdings or Company or any of their Material Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Holdings or Company or any of their Material Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Holdings or Company or any of their Material Subsidiaries, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

8.7    VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.
       ---------------------------------------------------

          (i) Holdings or Company or any of their Material Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Holdings or Company or any of their Material Subsidiaries shall make any assignment for the benefit of creditors; or (ii) Holdings or Company or any of their Material Subsidiaries shall admit in writing its inability to pay its debts as such debts become due; or

8.8    JUDGMENTS AND ATTACHMENTS.
       -------------------------

          Any money judgment, writ or warrant of attachment or similar process involving (i) in any individual case an amount in excess of $1,000,000 or (ii) in the aggregate at any time an amount in excess of $5,000,000 (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against Holdings or Company or any of their Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

8.9    DISSOLUTION.
       -----------

          Any order, judgment or decree shall be entered against Holdings or Company or any of their Material Subsidiaries decreeing the dissolution or split up of Holdings, Company or that Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

8.10   EMPLOYEE BENEFIT PLANS.
       ----------------------

          There shall occur one or more ERISA Events which individually or in the aggregate results in or might reasonably be expected to result in liability of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in excess of $5,000,000 during the term of this Agreement; or there shall exist an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which exceeds $10,000,000; or

8.11   CHANGE IN CONTROL.
       -----------------

            A Change of Control shall have occurred; or

8.12   INVALIDITY OF GUARANTIES; FAILURE OF SECURITY; REPUDIATION OF
       -------------------------------------------------------------
    OBLIGATIONS.

          At any time after the execution and delivery thereof, (i) any Guaranty made by a Material Subsidiary for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void, (ii) any Collateral Document shall cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations or any other termination of such Collateral Document in accordance with the terms hereof or thereof) or shall be declared null and void, or Administrative Agent shall not have or shall cease to have a valid and perfected First Priority Lien in any substantial portion of the Collateral purported to be covered thereby, in each case for any reason other than the failure of any Agent or any Lender to take any action within its control, or (iii) any Loan Party shall contest the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability, including without limitation with respect to future advances by Lenders, under any Loan Document to which it is a party;

8.13   FAILURE TO CONSUMMATE MERGER.
       ----------------------------

          The Merger shall not be consummated in accordance with this Agreement and the Merger Agreement concurrently with the making of the initial Loans, or the Merger shall be unwound, reversed or otherwise rescinded in whole or in part for any reason; or

8.14   FCC LICENSES.
       ------------

          One or more FCC Licenses shall be terminated or revoked or substantially and adversely modified or Company or any of its Subsidiaries shall fail to renew any such FCC License at the stated expiration thereof, in each case such that Company and its Subsidiaries are no longer able to own and/or operate the related Cellular System or Systems or portions thereof and retain the revenue received therefrom, and the overall effect of such termination, revocation or failure to renew would be to reduce the Consolidated Adjusted EBITDA by ten percent (10%) or more:

THEN (i) upon the occurrence of any Event of Default described in subsection 8.6 or 8.7, each of (a) the unpaid principal amount of and accrued interest on the Loans, (b) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit), and (c) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate, and (ii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to Company, declare all or any portion of the amounts described in clauses (a) through (c) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate; provided that the
                                                      --------
foregoing shall not affect in any way the obligations of Lenders under subsection 3.3C(i) or the obligations of Lenders to purchase participations in any unpaid Swing Line Loans as provided in subsection 2.1A(iv).

          Any amounts described in clause (b) above, when received by Administrative Agent, shall be held by Administrative Agent pursuant to the terms of the Collateral Account Agreement and shall be applied as therein provided.

          Notwithstanding anything contained in the second preceding paragraph, if at any time within 60 days after an acceleration of the Loans pursuant to clause (ii) of such paragraph Company shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Potential Events of Default (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 10.6, then Requisite Lenders, by written notice to Company, may at their option rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind Lenders to a decision which may be made at the election of Requisite Lenders and are not intended, directly or indirectly, to benefit Company, and such provisions shall not at any time be construed so as to grant Company the right to require Lenders to rescind or annul any acceleration hereunder or to preclude Administrative Agent or Lenders from exercising any of the rights or remedies available to them under any of the Loan Documents, even if the conditions set forth in this paragraph are met.


SECTION 9.  AGENTS

9.1    APPOINTMENT.
       -----------

       A. APPOINTMENT OF AGENTS. BMo is hereby appointed Administrative Agent and DLJ is hereby appointed as Syndication Agent, each so appointed hereunder and under the other Loan Documents and each Lender hereby authorizes such Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Administrative Agent agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Section 9 are solely for the benefit of each Agent and Lenders and Company shall have no rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Company or any of its Subsidiaries.

       B. APPOINTMENT OF SUPPLEMENTAL COLLATERAL AGENTS. It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case Administrative Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that

Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent reasonably acceptable to Company (any such additional individual or institution being referred to herein individually as a "SUPPLEMENTAL COLLATERAL AGENT" and collectively as "SUPPLEMENTAL COLLATERAL AGENTS").

          In the event that Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either Administrative Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Section 9 and of subsections 10.2 and 10.3 that refer to Administrative Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to Administrative Agent shall be deemed to be references to Administrative Agent and/or such Supplemental Collateral Agent, as the context may require.

          Should any instrument in writing from Company or any other Loan Party be required by any Supplemental Collateral Agent so appointed by Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, Company shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by Administrative Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by Administrative Agent until the appointment of a new Supplemental Collateral Agent.

9.2    POWERS AND DUTIES; GENERAL IMMUNITY.
       -----------------------------------

       A. POWERS; DUTIES SPECIFIED. Each Lender irrevocably authorizes each Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. No Agent shall have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

       B. NO RESPONSIBILITY FOR CERTAIN MATTERS. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by such Agent to Lenders or by or on behalf of Company to such Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall such Agent be required to ascertain or inquire as to the perfor mance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, no Agent shall have any liability arising from confirma tions of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

       C. EXCULPATORY PROVISIONS. Neither of the Agents nor any of their respective officers, directors, employees or agents shall be liable to Lenders for any action taken or omitted by any such Agent under or in connection with any of the Loan Documents except to the extent caused by such Agent's gross negligence or willful misconduct. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6).

       D. AGENTS ENTITLED TO ACT AS LENDERS. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include such Agent in its individual capacity. Each Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Company or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Company for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

9.3    REPRESENTATIONS AND WARRANTIES; NO RESPONSIBILITY FOR APPRAISAL OF CREDIT
       -------------------------------------------------------------------------
       WORTHINESS.
       ----------

          Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the making of the Loans and the issuance of Letters of Credit hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

9.4    RIGHT TO INDEMNITY.
       ------------------

          Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by Company, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as Administrative Agent or Syndication Agent, as the case may be, in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such
           --------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from any Agent's gross negligence or willful misconduct. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insuffi cient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

9.5    SUCCESSOR AGENTS AND SWING LINE LENDER.
       --------------------------------------

          A. SUCCESSOR AGENTS. Administrative Agent may resign by giving 30 days' prior written notice thereof to Syndication Agent, Lenders and Company, and such resignation is only effective upon the appointment of, and acceptance of such appointment by, a successor Administrative Agent pursuant to this subsection 9.5, which successor must be a financial institution reasonably satisfactory to Company; provided that Administrative Agent may resign at any time if Company
         --------
shall be in default in the payment of any amount owed by Company to Administrative Agent in such capacity. Administrative Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Company and Administrative Agent and signed by Requisite Lenders. Syndication Agent may resign at any time upon one Business Days' prior notice thereof to Company and Administrative Agent. Upon any such notice of resignation of Administrative Agent or Syndication Agent or any such removal of Administrative Agent, Requisite Lenders shall have the right, upon five Business Days' notice to Company, to appoint a successor Administrative Agent or Syndication Agent, as the case may be, which replacement must be a financial institution reasonably satisfactory to Company. Upon the acceptance of any appointment as Administrative Agent or Syndication Agent, as the case may be, hereunder by a successor Administrative Agent or Syndication Agent, as the case may be, that successor Administrative Agent or Syndication Agent, as the case may be, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent or Syndication Agent, as the case may be, and the retiring or removed Administrative Agent or Syndication Agent, as the case may be, shall be dis charged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's or Syndication Agent's, as the case may be, resignation or removal hereunder as Administrative Agent or Syndication Agent, as the case may be, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or Syndication Agent, as the case may be, under this Agreement.

          B. SUCCESSOR SWING LINE LENDER. Any resignation or removal of Administrative Agent pursuant to subsection 9.5A shall also constitute the resignation or removal of BMo or its successor as Swing Line Lender, and any successor Administrative Agent appointed pursuant to subsection 9.5A shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event (i) Company shall prepay any outstanding Swing Line Loans made by the retiring or removed Administrative Agent in its capacity as Swing Line Lender, (ii) upon such prepayment, the retiring or removed Administrative Agent and Swing Line Lender shall surrender the Swing Line Note held by it to Company for cancellation, and (iii) Company shall issue and successor Administrative Agent and Swing Line Lender shall accept a new Swing Line Note to the successor Administrative Agent and Swing Line Lender substantially in the form of Exhibit VI annexed hereto, in the principal amount
                             ----------
of the Swing Line Loan Commitment then in effect and with other appropriate insertions and upon such issuance the replacement loan will be funded.

9.6    COLLATERAL DOCUMENTS AND GUARANTIES.
       -----------------------------------

          Each Lender hereby further authorizes Administrative Agent, on behalf of and for the benefit of Lenders, to enter into each Collateral Document as secured party and to be the agent for and representative of Lenders under each Guaranty, and each Lender agrees to be bound by the terms of each Collateral Document and Guaranty; provided that Administrative Agent shall not (i) enter into or consent
          --------
to any material amendment, modification, termination or waiver of any provision contained in any Collateral Document or Guaranty or (ii) release any Collateral (except as otherwise expressly permitted or required pursuant to the terms of this Agreement or the applicable Collateral Document), in each case without the prior consent of Requisite Lenders (or, if required pursuant to subsection 10.6, all Lenders); provided further, however, that, without further written consent
              -------- -------  -------
or authorization from Lenders, Administrative Agent may execute any documents or instruments necessary to (a) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by this Agreement or to which Requisite Lenders have otherwise consented or (b) release any Subsidiary Guarantor from the Subsidiary Guaranty if all of the capital stock or other ownership interest of such Subsidiary Guarantor is, or all or substantially all of the assets of such Subsidiary Guarantor are, sold to any Person (other than an Affiliate of Company) pursuant to a sale or other disposition permitted hereunder or to which Requisite Lenders have otherwise consented. Anything contained in any of the Loan Documents to the contrary notwithstanding, Company, Administrative Agent and each Lender hereby agree that
(X) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document or to enforce any Guaranty, it being understood and agreed that all powers, rights and remedies under the Collateral Documents and the Guaranties may be exercised solely by Administrative Agent for the benefit of Lenders in accordance with the terms thereof, (Y) in the event of a foreclosure by Administrative Agent on any of the Collateral pursuant to a public or private sale, any Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Administrative Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Administrative Agent at such sale and (Z) Administrative Agent shall provide a minimum of ten (10) days prior written notification to Company and to the FCC before any Cellular System equipment may be repossessed.


SECTION 10. MISCELLANEOUS

10.1   ASSIGNMENTS AND PARTICIPATIONS IN LOANS AND LETTERS OF CREDIT.
       -------------------------------------------------------------

       A. GENERAL. Subject to subsection 10.1B, each Lender shall have the right at any time to (i) sell, assign or transfer to any Eligible Assignee, or
(ii) sell participations to any Person in, all or any part of its Commitments or any Loan or Loans made by it or its Letters of Credit or participations therein or any other interest herein or in any other Obligations owed to it; provided
                                                                     --------
that no such sale, assignment, transfer or participation shall, without the consent of Company, be made to Persons which are, or through Joint Ventures or Affiliates, substantially engaged in the business of operating cellular telecommunications businesses or which derive a material portion of their revenues from such businesses, or require Company to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state, or which does not satisfy the requirements of the definition of Eligible Assignee; provided
                                                                     --------
further that no such sale, assignment or transfer described in clause (i) above
-------
shall be effective unless and until an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii); provided further that no such sale, assignment, transfer or participation of any Letter of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loan Commitment and the Revolving Loans of the Lender effecting such sale, assignment, transfer or participation; and provided further that, anything
                                           -------- -------
contained herein to the contrary notwithstanding, the Swing Line Loan Commitment and the Swing Line Loans of Swing Line Lender may not be sold, assigned or transferred as described in clause (i) above to any Person other than a successor Administrative Agent and Swing Line Lender to the extent contemplated by subsection 9.5. Except as otherwise provided in this subsection 10.1, no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of, or any granting of participations in, all or any part of its Commitments or the Loans, the Letters of Credit or participations therein, or the other Obligations owed to such Lender.

       B.   ASSIGNMENTS.

       (i) Amounts and Terms of Assignments.  Each Commitment, Loan, Letter of
           --------------------------------
    Credit or participation therein, or other Obligation may (a) be assigned in any amount to another Lender, or to an Affiliate of the assigning Lender or another Lender, or to a Related Fund, with the giving of notice to Company and Administrative Agent or (b) be assigned in an aggregate amount of not less than $5,000,000 (or such lesser amount as shall constitute the aggregate amount of the Commitments, Loans, Letters of Credit and participations therein, and other Obligations of the assigning Lender or as may be consented to by Company and Administrative Agent) to any other Eligible Assignee with the consent of (x) Company (which consent shall only be required so long as no Event of Default has occurred and is continuing) and (y) Administrative Agent with respect to all Lenders (which consent of Company and Administrative Agent shall not be unreasonably withheld or delayed). To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Commitments, Loans, Letters of Credit or participations therein, or other Obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing and recordation fee of $3,500 payable as agreed between assignor and assignee (to be assessed at Administrative Agent's election) and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such

    Assignment Agreement may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a). Upon such execution, delivery, acceptance and recordation, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under subsection 10.9B) and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto; provided that,
                                                                  --------
    anything contained in any of the Loan Documents to the contrary notwithstanding, if such Lender is the Issuing Lender with respect to any outstanding Letters of Credit such Lender shall continue to have all rights and obligations of an Issuing Lender with respect to such Letters of Credit until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder). The Commitments hereunder shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender and, if any such assignment occurs after the issuance of the Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon new Notes shall be issued to the assignee and to the assigning Lender, substantially in the form of Exhibit IV-A, Exhibit
                                                       ------------  -------
    IV-B, Exhibit V or Exhibit VI annexed hereto, as the case may be, with
    ----  ---------    ----------
    appropriate insertions, to reflect the new Commitments and/or outstanding Tranche A Term Loans and/or Tranche B Term Loans, as the case may be, of the assignee and the assigning Lender.

       (ii) Acceptance by Administrative Agent; Recordation in Register.  Upon
            -----------------------------------------------------------
    its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in subsection 10.1B(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a), Administrative Agent shall, if Agents and Company have consented to the assignment evidenced thereby (in each case to the extent such consent is required pursuant to subsection 10.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment),
    (b) record the information contained therein in the Register, and (c) give prompt notice thereof to Company. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 10.1B(ii).

       C. PARTICIPATIONS. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the scheduled final maturity date of any Loan allocated to such participation (but not any scheduled payments of principal) or (ii) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation, and all amounts payable by Company hereunder (including without limitation amounts payable to such Lender pursuant to subsections 2.6D,
2.7 and 3.6 to the extent not resulting in greater obligations of Company to such participant than to Lender selling such participation) shall be determined as if such Lender had not sold such participation.

       D. ASSIGNMENTS TO FEDERAL RESERVE BANKS AND OTHERS. In addition to the assignments and participations permitted under the foregoing provisions of this subsection 10.1, any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank and, with the consent of Administrative Agent and Company, any Lender which is a fund may pledge all or any portion of its Loans and Notes to its trustee in support of such fund's fees, expenses and indemnity obligations to such trustee; provided that (i) no Lender shall, as between
                             --------
Company and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

       E. INFORMATION. Subject to the provisions of subsection 10.18, each Lender may furnish any information concerning Company and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants).

       F. REPRESENTATIONS OF LENDERS. Each Lender listed on the signature pages hereof hereby represents and warrants (i) that it is an Eligible Assignee described in clause (A) of the definition thereof; (ii) that it has experience and expertise in the making of loans such as the Loans; and (iii) that it will make its Loans for its own account in the ordinary course of its business and without a view to distribution of such Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this subsection 10.1, the disposition of such Loans or any interests therein shall at all times remain within its exclusive control). Each Lender that becomes a party hereto pursuant to an Assignment Agreement shall be deemed to agree that the representations and warranties of such Lender contained in Section 2(c) of such Assignment Agreement are incorporated herein by this reference.

10.2   EXPENSES.
       --------

          Whether or not the transactions contemplated hereby shall be consummated, Company agrees to pay promptly (i) all the actual and reasonable costs and expenses of preparation of the Loan Documents and any consents, amendments, waivers or other modifications thereto (including in each case reasonable attorneys' fees of one law firm and any local counsel engaged by such firm); (ii) all the costs of furnishing all opinions by counsel for Company (including without limitation any opinions requested by Lenders as to any legal matters arising hereunder) and of Company's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including, without limitation, with respect to confirming compliance with insurance and solvency requirements; (iii) the reasonable fees, expenses and disbursements of counsel to Arranger and Syndication Agent in connection with the negotiation, preparation, execution and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Company; (iv) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of Administrative Agent on behalf of Lenders pursuant to any Collateral Document, including without limitation filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums, and reasonable fees, expenses and disbursements of counsel to Syndication Agent and Administrative Agent and of counsel providing any opinions that Administrative Agent may request in respect of the Collateral Documents or the Liens created pursuant thereto; (v) the custody or preservation of any of the Collateral; (vi) all other actual and reasonable costs and expenses incurred by Arranger, Syndication Agent or Administrative Agent in connection with the syndication of the Commitments and the negotiation, preparation and execution of the Loan Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby; and (vii) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees of one law firm (and local counsel engaged by such firm) incurred by Agents and Lenders in enforcing any Obligations of or in collecting any payments due from any Loan Party hereunder or under the other Loan Documents by reason of such Event of Default (including, without limitation, in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranties) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

10.3   INDEMNITY.
       ---------

          In addition to the payment of expenses pursuant to subsection 10.2, whether or not the transactions contemplated hereby shall be consummated, Company agrees to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless Arranger, Agents and Lenders, and the officers, directors and employees of Arranger, Agents and Lenders (collectively called the "INDEMNITEES"), from and against any and all Indemnified Liabilities (as hereinafter defined); provided that Company shall not have any obligation to any
                      --------
Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction.

          As used herein, "INDEMNIFIED LIABILITIES" means, collectively, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents or the Related Agreements or the transactions contemplated hereby or thereby (including Lenders' agreement to make the Loans hereunder or the use or intended use of the proceeds thereof or the issuance of Letters of Credit hereunder or the use or intended use of any thereof, or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranties).

          In case any action or proceeding shall be brought or asserted against an Indemnitee in respect of which indemnity may be sought against Company under the provisions of this subsection 10.3, such Indemnitee shall promptly notify Company in writing and Company shall, if requested by such Indemnitee or if Company desires to do so, assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnitee. The failure to so notify Company shall not affect any obligations Company may have to such Indemnitee under the provisions of this subsection 10.3 or otherwise except to the extent that Company is adversely affected by such failure. Such Indemnitee shall have the right to employ separate counsel in such action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless: (i) Company has agreed to pay such fees and expenses, (ii) Company has failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such Indemnitee or (iii) such Indemnitee shall have been advised in writing by counsel that under prevailing ethical standards there may be a conflict between the positions of Company and such Indemnitee in conducting the defense of such action or proceeding or that there may be legal defenses available to such Indemnitee different from or in addition to those available to Company, in which case, if such Indemnitee notifies Company in writing that it elects to employ separate counsel at the expense of Company, Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnitee; provided, however, that Company shall not, in connection with any one such
--------  -------
action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be responsible hereunder for the reasonable fees and expenses of more than one such firm of separate counsel, in addition to any local counsel. Company shall not be liable for any settlement of any such action or proceeding effected without the written consent of Company (which shall not be unreasonably withheld).

          To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this subsection 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, Company shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

          Notwithstanding the foregoing, nothing contained in subsections 2.1D(v) and 5.12 and this subsection 10.3 shall require Company to indemnify any Lenders (a) from the consequences of such Lender's failure to make any Loan required to be made by it hereunder or to make any contributions with respect thereto and Company shall preserve all rights and remedies against such defaulting Lender or (b) for claims made or threatened to be made by another Lender.

10.4   SET-OFF; SECURITY INTEREST IN DEPOSIT ACCOUNTS.
       ----------------------------------------------

          In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default each Lender is hereby authorized by Company at any time or from time to time, without notice to Company or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender to or for the credit or the account of Company against and on account of the obligations and liabilities of Company to that Lender under this Agreement, the Letters of Credit and participations therein and the other Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 8 and although said obligations and liabilities, or any of them, may be contin gent or unmatured. Company hereby further grants to each Agent and each Lender a security interest in all deposits and accounts maintained with such Agent or such Lender as security for the Obligations.

          If, at any time, (i) any Lender shall be a Defaulting Lender and shall owe a Defaulted Advance to Company, (ii) no Event of Default shall have occurred and be continuing and neither the Requisite Lenders (determined without regard for the proviso in the definition thereof) nor Administrative Agent shall have asserted in writing to Company that an Event of Default shall have occurred and be continuing and (iii) Company shall be required to make any payment hereunder or under any Loan Document to or for the account of such Defaulting Lender, then, unless Company otherwise notifies Administrative Agent, Company shall, to the fullest extent permitted by law, set off and apply the amount of such payment against the Defaulted Advance plus interest thereon. Prior to the due time for any payment with respect to which Company intends to exercise its rights under this subsection 10.4, Company shall deliver to Administrative Agent a notice signed by the Company's chairman of the board (if an officer), president, executive vice presidents, vice presidents, chief financial officer or treasurer stating that (x) the conditions set forth in clauses (i) and

(ii) above are satisfied, (y) the amount of the Defaulted Advance and the applicable Defaulting Lender, and (z) the amount to be set off.

          Each Lender specifically acknowledges the provisions of this subsection 10.4. Each Lender further acknowledges that one of the consequences of such provisions is that amounts received by Administrative Agent for the account of Lenders may not be distributed on a Pro Rata basis. Administrative Agent shall be conclusively entitled to rely on any notice furnished pursuant to this subsection 10.4 and neither Administrative Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted by them as contemplated or required by this subsection 10.4 or in reliance upon any such notice except to the extent of its gross negligence or wilful misconduct in determining whether any notice under this subsection 10.4 on its face meets the requirements thereof.

10.5   RATABLE SHARING.
       ---------------

          Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "AGGREGATE AMOUNTS DUE" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify Administrative Agent and each other Lender of the receipt of such payment and
(ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately
                     --------
greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Company expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Company to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

10.6   AMENDMENTS AND WAIVERS.
       ----------------------

          No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, and no consent to any departure by Company therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that any such amendment, modification, termination,
                   --------
waiver or consent which: increases the amount of any of the Commitments or reduces the principal amount of any of the Loans; increases the maximum amount of Letters of Credit; changes in any manner the definition of "Class" or the definition of "Pro Rata Share" or the definition of "Requisite Class Lenders" or the definition of "Requisite Lenders"; changes in any manner any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of all Lenders; postpones the scheduled final maturity date (but not the date of any scheduled installment of principal) of any of the Loans; postpones the Revolving Loan Commitment Termination Date; postpones the date on which any interest or any fees are payable; decreases the interest rate borne by any of the Loans (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsections 2.2A or 2.2E) or the amount of any fees payable hereunder; increases the maximum duration of Interest Periods permitted hereunder; reduces the amount or postpones the due date of any amount payable in respect of, or extends the required expiration date of, any Letter of Credit; changes in any manner the obligations of Lenders relating to the purchase of participations in Letters of Credit; releases any Lien granted in favor of Administrative Agent with respect to 25% or more in aggregate fair market value of the Collateral, other than in accordance with the Loan Documents; releases Holdings from its obligations under the Holdings Guaranty or releases any Subsidiary Guarantor from their obligations under the Subsidiary Guaranty, in each case other than in accordance with the terms of the Loan Documents; or changes in any manner the provisions contained in subsection 8.1 or this subsection 10.6 shall be effective only if evidenced by a writing signed by or on behalf of all Lenders; provided, further, that if any matter described
                                --------  -------
in the foregoing proviso relates only to a Tranche A Term Loan or a Revolving Loan, the approval of all Lenders who hold Tranche A Term Loans or hold Revolving Loan Commitments shall be sufficient and, if any matter described in the foregoing proviso relates only to a Tranche B Term Loan, the approval of all Lenders who hold Tranche B Term Loans shall be sufficient. In addition, (i) any amendment, modification, termination or waiver of any of the provisions contained in Section 4 shall be effective only if evidenced by a writing signed by or on behalf of Agents and Requisite Lenders, (ii) no amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the Lender which is the holder of that Note, (iii) no amendment, modification, termination or waiver of any provision of subsection 2.1A(iv) or of any other provision of this Agreement relating to the Swing Line Loan Commitment or the Swing Line Loans shall be effective without the written concurrence of Swing Line Lender, (iv) no amendment, modification, termination or waiver of any provision of Section 9 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of Agents shall be effective without the written concurrence of Agents, and (v) no amendment, modification, termination or waiver of any provision of subsection 2.4 which has the effect of changing any interim scheduled payments, voluntary or mandatory prepayments, or Commitment reductions applicable to either Class

(the "AFFECTED CLASS") in a manner that disproportionately disadvantages such Class relative to the other Class shall be effective without the written concurrence of Requisite Class Lenders of the Affected Class (it being understood and agreed that any amendment, modification, termination or waiver of any such provision which only postpones or reduces any interim scheduled payment, voluntary or mandatory prepayment, or Commitment reduction from those set forth in subsection 2.4 with respect to one Class but not the other Class shall be deemed to disproportionately disadvantage such one Class but not to disproportionately disadvantage such other Class for purposes of this clause
(v)). Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Company in any case shall entitle Company to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Company, on Company.

10.7   SUCCESSORS AND ASSIGNS.
       ----------------------

          This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and the successors and permitted assigns of Lenders (it being understood that Lenders' rights of assignment and participation are subject to subsection 10.1). Neither Company's rights or obligations hereunder nor any interest therein may be assigned or delegated by Company without the prior written consent of all Lenders.

10.8   NOTICES.
       -------

          Unless otherwise specifically provided herein, any notice or other communi cation herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Agents shall not be effective
                        --------
until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to Company and Agents, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent.

10.9   SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.
       ------------------------------------------------------

          A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit hereunder.

          B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Company set forth in subsections 2.6D, 2.7, 3.5A, 3.6, 10.2, 10.3 and 10.4 and the agreements of Lenders set forth in subsections 9.2C, 9.4, 10.5 and 10.18 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination of this Agreement; provided
                                                                     --------
that all agreements of Company set forth in subsection 2.6D and 2.7 shall terminate on the 60th day after the termination of this Agreement except with respect to claims for amounts payable under such subsections made to Company prior to such 60th day after such termination.

10.10  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.
       -----------------------------------------------------

          No failure or delay on the part of any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

10.11  MARSHALLING; PAYMENTS SET ASIDE.
       -------------------------------

          None of Agents nor any Lender shall be under any obligation to marshal any assets in favor of Company or any other party or against or in payment of any or all of the Obligations. To the extent that Company makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent for the benefit of Lenders), or any of Agents or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

10.12  SEVERABILITY.
       ------------

          In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obliga tion in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.13  OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF LENDERS' RIGHTS.
       ----------------------------------------------------------

          The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement as provided herein and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

10.14  HEADINGS.
       --------

          Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

10.15  APPLICABLE LAW.
       --------------

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

10.16  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.
       ----------------------------------------------

          ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, COMPANY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

       (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

       (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

       (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR

    CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO COMPANY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 10.8;

       (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER COMPANY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

       (V) AGREES THAT LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST COMPANY IN THE COURTS OF ANY OTHER JURISDICTION; AND

       (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 10.17 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

10.17  WAIVER OF JURY TRIAL.
       --------------------

          EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION
10.18 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE

HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

10.18  CONFIDENTIALITY.
       ---------------

          Each Lender shall keep confidential all non-public information obtained pursuant to the requirements of this Agreement, it being understood and agreed by Company that in any event a Lender may make disclosures to Affiliates of such Lender or to any Person who evaluates, approves, structures or administers the Loans on behalf of a Lender and who is subject to the confidentiality provisions of this subsection 10.18, or disclosures reasonably required by any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Loans or any participations therein; provided that such Affiliates and proposed assignees,
                        --------
transferees and participants shall be notified that the confidentiality provisions of this Agreement shall be binding on them or disclosures required or requested by any govern mental agency or representative thereof or pursuant to legal process; provided that, unless specifically prohibited by applicable law
               --------
or court order, each Lender shall notify Company of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and provided, further that in no event
                                             --------  -------
shall any Lender be obligated or required to return any materials furnished by Company or any of its Subsidiaries.

10.19  COUNTERPARTS; EFFECTIVENESS.
       ---------------------------

          This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company and Agents of written or telephonic notification of such execution and authorization of delivery thereof.



                  [Remainder of page intentionally left blank]

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


         HOLDINGS:  PRICE COMMUNICATIONS CELLULAR HOLDINGS, INC.



                    By:    /s/
                           -------------------------------------
                    Title: PRESIDENT AND TREASURER
                           -------------------------------------

                    Notice Address:

                           45 Rockefeller Plaza
                           New York, New York  10020
                           Attention: Robert Price
                           Telephone: (212) 757-5600
                           Telecopy: (212) 397-3755


          COMPANY:  PRICE COMMUNICATIONS WIRELESS, INC.



                    By:    /s/
                           -------------------------------------
                    Title: PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           -------------------------------------

                    Notice Address:

                           45 Rockefeller Plaza
                           New York, New York  10020
                           Attention: Robert Price
                           Telephone: (212) 757-5600
                           Telecopy: (212) 397-3755

          LENDERS:  DLJ CAPITAL FUNDING, INC.,
                    individually and as Syndication Agent



                    By:    /s/
                           -------------------------------------
                    Title: Managing Director
                           -------------------------------------

                           Notice Address:

                                277 Park Avenue, 9th Floor
                                New York, NY  10172
                                Attention:  Tom Newberry
                                Telephone:  212-892-2409
                                Telecopy:  212-892-5286

                           BANK OF MONTREAL, CHICAGO BRANCH,
                           individually and as Administrative Agent



                           By:    /s/ YVONNE BOS
                                  --------------------------------------
                                  YVONNE BOS

                           Title: SENIOR VICE PRESIDENT
                                  --------------------------------------

                           Notice Address:

                                430 Park Avenue
                                New York, NY  10022
                                Attention:  Yvonne Bos
                                Telephone:  212-605-1424
                                Telecopy:  212-605-1648

                           CORESTATES BANK, N.A.,
                           individually and as Documentation Agent


                            By:    /s/
                                   --------------------------------------
                            Title: Commercial Officer
                                   --------------------------------------

                           Notice Address:

                                1339 Chestnut Street
                                Philadelphia, CA  19107
                                Attention:  Charles Brinley
                                Telephone:  215-786-4345
                                Telecopy:  215-786-7721

                           BANK OF TOKYO-MITSUBISHI TRUST COMPANY



                           By:    /s/ John P. Judge
                                  --------------------------------------
                                  John P. Judge

                           Title: VP & Department Head
                                  --------------------------------------

                           Notice Address:

                                1251 Avenue of the Americas, 12th floor
                                New York, NY  10020-1104
                                Attention:  John Judge
                                Telephone:  212-782-4383
                                Telecopy:  212-782-4935

                           THE FUJI BANK, LIMITED, NEW YORK BRANCH



                                By:    /s/ Teiji Teramoto
                                       ------------------------------------
                                       TEIJI TERAMOTO

                                Title: Vice President & Manager
                                       ------------------------------------

                           Notice Address:

                                Leveraged Finance
                                Two World Trade Center, 79th Floor
                                New York, NY  10048
                                Attention:  Mark Gronich
                                Telephone:  212-898-2051
                                Telecopy:  212-898-2399

                           THE LONG-TERM CREDIT BANK OF JAPAN, LTD.



                                By:    /s/
                                       -----------------------------------
                                Title: Senior Vice President
                                       -----------------------------------

                           Notice Address:

                                165 Broadway
                                New York, NY  10006
                                Attention:  Bob Pacifici
                                Telephone:  212-335-4801
                                Telecopy:  212-608-3452

                           with a copy to:
                                245 Peachtree Center Ave. N.E., Suite 2801
                                Atlanta, GA   30303
                                Attention:  Tom Meyer
                                Telephone:  404-659-7100
                                Telecopy:  404-658-9751

                           NATIONAL WESTMINSTER BANK PLC



                           By:    /s/ Andrew S. Weinberg
                                  -------------------------------------
                                  Andrew S. Weinberg

                           Title: Vice President
                                  -------------------------------------

                           Notice Address:

                                175 Water Street, 26th floor
                                New York, NY 10038
                                Attention: Andrew S. Weinberg
                                Telephone: 212-602-4438
                                Telecopy:  212-602-4506